                                                      REGISTRATION NOS. 33-19836
                                                                       811-05457


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2009.


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM N-4

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 30                     [X]

                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 30                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)



                                 --------------


                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                           MONY LIFE INSURANCE COMPANY
                            (EXACT NAME OF DEPOSITOR)

                           1290 Avenue of the Americas
                            New York, New York 10104
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 554-1234
                         (DEPOSITOR'S TELEPHONE NUMBER)

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                            New York, New York 10104
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                             901 New York Avenue, NW
                              Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485




[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485




[ ] on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485


[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Group Variable Annuity Contracts

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                                     KEYNOTE


                                 SERIES ACCOUNT


                                   ("KEYNOTE")



       PROSPECTUS







MONEY MARKET SUBACCOUNT




         INFLATION-PROTECTED SECURITIES SUBACCOUNT

                  CORE BOND SUBACCOUNT

                           BALANCED SUBACCOUNT

                                    LARGE VALUE SUBACCOUNT

                                             LARGE GROWTH SUBACCOUNT

                                                       CALVERT SERIES SUBACCOUNT

                                 --------------


                                   MAY 1, 2009


                                                                     (MONY LOGO)

                                     KEYNOTE
                                 SERIES ACCOUNT
                                   ("KEYNOTE")

                        GROUP VARIABLE ANNUITY CONTRACTS
             SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                    ISSUED BY

                       MONY LIFE INSURANCE COMPANY("MONY")
      1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104; (914) 697-8000

     MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts. AXA Financial, Inc. is the parent company of MONY.


     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only.



     Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Transamerica Partners Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Transamerica Partners Portfolios" and Calvert Series at page 13.) The six currently available Series of Transamerica Partners Portfolios are the Money Market Series, Inflation-Protected Securities Series, Core Bond Series, Balanced Series, Large Value Series, and Large Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


     KEYNOTE SUBACCOUNTS WHICH INVEST IN TRANSAMERICA PARTNERS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, TRANSAMERICA PARTNERS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "TRANSAMERICA PARTNERS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 28 HEREIN.

     The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Transamerica Partners Portfolios and the Calvert Series.

     This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


     A Statement of Additional Information ("SAI") dated May 1, 2009 incorporated herein by reference, and containing additional information about the Contracts and Transamerica Partners Portfolios, has been filed with the Securities and Exchange Commission. The SAI is available from MONY without charge upon written request to the above address or by telephoning (914) 697-8000 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the SAI can be found on page 54 of this Prospectus.


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                                DATED MAY 1, 2009

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Definitions.............................................................     4
Synopsis................................................................     6
  Fee Tables............................................................     6
  Condensed Financial Information.......................................     8
  The Contracts.........................................................     9
  Keynote...............................................................     9
  Charges...............................................................     9
  Credit and Allocation of Purchase Payments............................     9
  Redemption............................................................    10
  Transfers.............................................................    10
  Frequent Allocations of Purchase Payments.............................    10
  Payment Options.......................................................    11
  Voting Rights.........................................................    11
  Death Benefit.........................................................    11
  Distribution of the Contracts.........................................    11
MONY....................................................................    12
Keynote Series Account..................................................    12
  Calvert Series........................................................    13
  Transamerica Partners Portfolios......................................    13
Charges.................................................................    15
  Charges for Mortality and Expense Risks...............................    15
  Annual Contract Charge................................................    15
  Investment Management Fee.............................................    15
  Premium Tax...........................................................    16
Summary of the Contracts................................................    17
  Ownership.............................................................    17
  Purchase Payments.....................................................    17
  Employer Sponsored Plan Requirements..................................    17
  Rights of the Participant Under the Contract..........................    18
  Rights Upon Suspension of Contract or Termination of Plan.............    18
  403(b) Contract.......................................................    18
  401(a) Contract/401(k) Contract and NQDC Contracts....................    18
  457 and 408 (IRA) Contracts...........................................    18
  Failure of Qualification..............................................    18
  Transfers.............................................................    18
Rights Reserved By MONY.................................................    19
Credit of Purchase Payments.............................................    19
  Allocation of Purchase Payments.......................................    20
  Determination of Unit Value...........................................    20
Death Benefit...........................................................    20
Redemption During the Accumulation Period...............................    21
Payment Options.........................................................    21
  Annuity Purchase Date.................................................    22
  Fixed Annuity.........................................................    22
  Fixed Annuity Options.................................................    22
  Payments to a Beneficiary Following the Annuitant's Death.............    23
  Voting Rights.........................................................    23
Distribution of the Contracts...........................................    25
Federal Income Tax Status...............................................    25
  Tax Treatment of MONY.................................................    25

                                                                           PAGE
                                                                           ----
  Taxation of Annuities in General......................................    25
  Surrenders, Death Benefits, Assignments and Gifts.....................    26
  Annuity Payments......................................................    26
  Penalty Tax...........................................................    26
Transamerica Partners Portfolios........................................    28
Core/Feeder Structure...................................................    28
Investment Objectives and Policies......................................    29
Management of Transamerica Partners Portfolios..........................    44
Other Information Regarding Transamerica Partners Portfolios............    50
  Purchase and Redemption of Interests in Transamerica Partners
     Portfolios.........................................................    50
Experts.................................................................    52
Legal Proceedings.......................................................    52
Financial Statements....................................................    53
Additional Information..................................................    53
Table of Contents of Statement of Additional Information................    54
Request for Keynote Statement of Additional Information.................    67

                                   DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.


     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 22), or earlier termination of his/her Accumulation Account.


     BALANCED SERIES: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     CORE BOND SERIES: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.


     INFLATION-PROTECTED SECURITIES SERIES: Transamerica Partners Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios.



     IRA CONTRACTHOLDER: a tax-exempt or taxable organization or an association of members who share a common interest.



     LARGE GROWTH SERIES: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios.



     LARGE VALUE SERIES: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios.


     MONEY MARKET SERIES: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.


     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.


     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Transamerica Partners Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Transamerica Partners Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.


     TRANSAMERICA PARTNERS PORTFOLIOS: Transamerica Partners Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.


     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION TIME: each day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York time).

     VALUATION PERIOD: The period between the ending of two successive Valuation Times.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

FEE TABLES

     The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote.

     The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series). In addition, in some jurisdictions premium taxes may be deducted from your annuity purchase payments or from your Accumulation Amount when it is applied to purchase an annuity.

                             KEYNOTE SERIES ACCOUNT


                                                   MAXIMUM     CURRENT
                                                   -------     -------
ANNUAL CONTRACT FEE.........................           $50(1)  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A
  PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality Risk Fees....................                      0.80%
     Administrative Expense Risk Fees.......                      0.40%
                                                               -------
     Total Mortality and Expense Risk Fees..                      1.25%
     Total Separate Account Annual
       Expenses.............................                      1.25%




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(1) MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts.



     The following table shows the minimum and maximum total operating expenses charged by the Transamerica Partners Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract. More detail concerning the fees and changes of each Transamerica Partners Portfolio and the Calvert Series is included in "Management of Transamerica Partners Portfolios," on page 44, and in the prospectus for the Calvert Series.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                MINIMUM     MAXIMUM
                                                                -------     -------
Expenses that are deducted from the assets of the
  Transamerica Partners Portfolio or the Calvert Series,
  including management fees and other expenses...............     0.27        0.92




     The following table shows the estimated fees and expenses you may pay if you invest in a Portfolio, and reflects expenses incurred by the Portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.



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                                                                INFLATION-
                                                   MONEY         PROTECTED        CORE
                                                  MARKET        SECURITIES        BOND        BALANCED
                                               PORTFOLIO(1)      PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------
 Management Fees...........................        0.25            0.35           0.35          0.45
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 Other Expenses............................        0.02            0.04           0.03          0.08
------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating                  0.27            0.39           0.38          0.53
     Expenses...............................
------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense                           --              (3)            --          0.03
     Reimbursement(2).......................
------------------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses...        0.27            0.39           0.38          0.50
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                                                            LARGE         LARGE
                                                            VALUE         GROWTH      CALVERT
                                                          PORTFOLIO     PORTFOLIO      SERIES
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 Management Fees......................................       0.45          0.62         0.70
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 Other Expenses.......................................       0.03          0.03         0.22
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 Total Annual Portfolio Operating Expenses............       0.48          0.65         0.92
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 Fee Waiver and/or Expense Reimbursement(2)...........         (3)           --           --
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 Net Annual Portfolio Operating Expenses..............       0.48          0.65         0.92
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(1) In order to avoid a negative yield, the Series' adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Money Market Series. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Series to Transamerica Asset Management or its affiliates. There is no guarantee that the Series will be able to avoid a negative yield.



(2) The investment adviser to each Transamerica Partners Portfolio has contractually agreed to waive its fees or reimburse the Portfolio for its expenses. Each of these agreements is in effect through May 1, 2017.



(3) Amount waived less than 0.005%.


Example

     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and portfolio company fees and expenses.

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.


     The following examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.



     The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.25%.



                                                        AFTER     AFTER      AFTER       AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market........................................    $155       $480      $  829     $1,823
Inflation-Protected Securities......................    $167       $517      $  892     $1,944
Core Bond...........................................    $166       $514      $  887     $1,933
Balanced............................................    $178       $551      $  949     $2,062
Large Value.........................................    $176       $545      $  939     $2,041
Large Growth........................................    $193       $597      $1,026     $2,222
Calvert Series......................................    $220       $679      $1,164     $2,503

                         CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT



                                                                    UNIT VALUE
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........   $17.18    $18.11    $18.67    $18.81    $18.84    $18.91    $19.29    $20.01    $20.81    $21.09

Inflation-Protected
  Securities
  (formerly,
  Intermediate
  Government Bond)....    16.18     17.53     18.52     19.84     19.94     20.03     20.08     20.55     22.39     21.67

Core Bond.............    22.75     24.80     26.24     28.36     29.35     30.38     30.76     31.69     33.44     32.47

Balanced..............    35.91     34.75     32.55     28.97     33.73     36.13     37.73     41.70     41.98     30.41

Large Value (formerly,
  Value & Income).....    40.87     44.31     42.95     36.00     45.06     50.32     53.20     63.51     61.70     34.83

Large Growth
  (formerly, Equity
  Growth).............    70.57     58.57     46.26     35.00     43.82     46.70     49.51     50.99     56.61     33.66

Calvert Series........    29.06     27.58     25.38     22.05     26.03     27.87     29.13     31.34     31.85     21.63
                                                                 UNITS OUTSTANDING
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........    13,122     9,488    14,818    21,373    16,085    10,564     5,786     5,927     6,535   21,866

Inflation-Protected
  Securities
  (formerly,
  Intermediate
  Government Bond)....    13,708     9,742    23,408    35,823    14,922    12,729     7,500     4,321     4,372    2,650

Core Bond.............    16,207    11,172    14,282    13,580     9,898     8,726     7,375     5,418     5,876    4,700

Balanced..............    77,105    67,074    60,898    52,976    48,109    47,323    44,270    39,005    37,770   17,788

Large Value (formerly,
  Value & Income).....   266,130   219,973   200,912   159,138   147,238   139,062   123,843   111,730   107,338   49,041

Large Growth
  (formerly, Equity
  Growth).............   142,912   142,030   110,873    81,284    74,686    68,770    57,543    48,974    45,839   24,321

Calvert Series........    15,386    12,809    10,518    11,098    12,036    12,993    13,850    14,357    14,732   11,197




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Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see "Determination of Unit Value," page 20.

THE CONTRACTS


     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.


     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

KEYNOTE


     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Transamerica Partners Portfolios' Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, and Large Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value (See "Transamerica Partners Portfolios" and "Calvert Series" at page 13.) Each series of Transamerica Partners Portfolios is managed by Transamerica Asset Management, Inc. ("TAM"). AXA Advisors serves as both distributor and principal underwriter. The Calvert Series is a series of Calvert Variable Series, Inc. (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc. Because the contracts are no longer being offered, MONY may consider closing Keynote or may consider other potential investment options in the future.


     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Transamerica Partners Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Transamerica Partners Portfolios" at page 13 herein.

CHARGES


     MONY makes daily charges against the net assets of Keynote at an annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. (See "Charges -- Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)


     In addition to the charges set forth above, TAM, which serves as an investment adviser to each series of Transamerica Partners Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Transamerica Partners Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION


     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to the participant's death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.


     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. If MONY were to impose transfer charges, this prospectus would be amended to reflect any applicable fee. Transfers may be made in writing or by telephone by calling
(914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

     Frequent purchases and redemptions of investment in Keynote (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.

     The Subaccounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccounts or other techniques that may be adopted in the future, may not be effective.

     As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount's performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently, which could result in some investors being able to engage in frequent trading while others bear the costs and effects of that trading. The Subaccounts will provide advance notice to Participants of any specific restrictions on allocations of purchase payments that the Subaccounts may adopt in the future.

     Additionally, the Transamerica Partners Portfolios have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Transamerica Partners Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS


     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts.

                                      MONY

     MONY Life Insurance Company ("MONY"), is a New York stock life insurance corporation organized in 1842. MONY is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of MONY, and under its other arrangements with MONY and its parent, AXA exercises significant influence over the operations and capital structure of MONY and its parent. AXA holds its interest in MONY through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Equitable Financial Services, LLC. MONY is obligated to pay all amounts that are promised to be paid under the Contracts.

     The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where MONY is authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The Contract is a "covered security" under the federal securities laws.

     We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. The Company is licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.




                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. Although Keynote is registered, the SEC does not monitor the activity of Keynote on a daily basis. MONY is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Transamerica Partners Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Transamerica Partners Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Transamerica Partners Portfolios". Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Transamerica Partners Portfolios and the Calvert Series.

CALVERT SERIES

     The Calvert Series is a series of Calvert Variable Series, Inc. ("CVS"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

TRANSAMERICA PARTNERS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Transamerica Partners Portfolios set forth below:


                                                SERIES OF TRANSAMERICA PARTNERS
            KEYNOTE SUBACCOUNT                             PORTFOLIOS
            ------------------                  -------------------------------
Keynote Money Market Subaccount..........  Transamerica Partners Money Market
                                           Portfolio (the "Money Market Series")
Keynote Inflation-Protected Securities
  Subaccount.............................  Transamerica Partners Inflation-Protected
                                           Securities Portfolio (the "Inflation-
                                           Protected Securities Series")
Keynote Core Bond Subaccount.............  Transamerica Partners Core Bond Portfolio
                                           (the "Core Bond Series")
Keynote Balanced Subaccount..............  Transamerica Partners Balanced Portfolio
                                           (the "Balanced Series")
Keynote Large Value Subaccount...........  Transamerica Partners Large Value
                                           Portfolio (the "Large Value Series")
Keynote Large Growth Subaccount..........  Transamerica Partners Large Growth
                                           Portfolio (the "Large Growth Series")


     Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

     TAM acts as investment adviser and administrator to each series of Transamerica Partners Portfolios. With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser or subadvisers for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital.

     Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

     Core Bond Series:  To achieve maximum total return.

     Balanced Series: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.


     Large Value Series: To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies; current income is a secondary goal.




     Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     See "Transamerica Partners Portfolios" at page 28 and the Statement of Additional Information for more information on each series.

                                     CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS


The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk.


     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Transamerica Partners Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Transamerica Partners Portfolios and the Calvert Series.


     TAM serves as the investment adviser to each series of Transamerica Partners Portfolios. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Transamerica Partners Portfolios" on page 44.



     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2009, CAMCO was the investment adviser for 58 mutual fund portfolios and had approximately $12 billion in assets under management.




     Information about the Calvert Series' portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying prospectus of the Calvert Series.

     CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series' subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS


     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract. Please note that a business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. If we receive a payment, request, election, notice, transfer or any other transaction request from you on a day that is not a business day or after the close of a business day then, in each case, we are deemed to have received that item on the next business day.


OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer or association as agent for the Participant will make Purchase Payments on behalf of and as determined by each participating employee or association member in a payroll deduction arrangement pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxable subsidiaries of such organizations and stand-alone taxable organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held, including any changes required to contributions to the Contract and transactions with the Contract required by changes in law governing the applicable plan.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT


     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 22) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.


     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or
(3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not MONY, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts


     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.


     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Large Value Series, Large Growth Series or Calvert Series. Transfers from a Participant's Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                             RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Transamerica Partners Portfolios or the Calvert Series held in any Subaccount, interests in another series of Transamerica Partners Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                           CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase

Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE




     The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where


     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Transamerica Partners Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                  DEATH BENEFIT


     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 22), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under a
Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a
Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.


     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the

Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                    REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Income Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Transamerica Partners Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                 PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

       (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

      (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

           If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

       (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                  VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Transamerica Partners Portfolios and the Calvert Series, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing

Boards of Transamerica Partners Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.


     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in a series of Transamerica Partners Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.


     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Transamerica Partners Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards of Transamerica Partners Portfolios or the Calvert Series; (2) ratification of the independent accountant of Transamerica Partners Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Transamerica Partners Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Transamerica Partners Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Transamerica Partners Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Transamerica Partners Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                          DISTRIBUTION OF THE CONTRACTS

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. AXA Advisors (the successor to EQ Financial Consultants, Inc.) is an affiliate of MONY and AXA Equitable Life Insurance Company ("AXA Equitable"), is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as distributor and principal underwriter for other AXA Equitable and MONY annuity products.

     The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. The maximum commission currently paid is 1% of additional Purchase Payments.



                            FEDERAL INCOME TAX STATUS

     The Contracts were originally designed for use to fund retirement plans which may or may not be qualified under specified provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Participant or beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held.
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon MONY's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

     These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

     MONY does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

TAX TREATMENT OF MONY


     MONY is taxed as a life insurance company under the Code. Investment income and gains from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, MONY is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Keynote Series Account.


TAXATION OF ANNUITIES IN GENERAL

     The Contracts were originally designed for use in connection with specified tax qualified plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to specified tax qualified plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for non-qualified Contracts if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a Contract are generally taxable to the Participant as ordinary income except to the extent of:

     - Participant after-tax contributions (in the case of certain qualified plans), or

     - Contractholder contributions (in the case of non-qualified contracts owned by individuals).

     Contractholders, Participants and beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under non-qualified contracts and under any tax qualified plan in connection with which the Contract is purchased. For qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70 1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding tax qualified plans.

     Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to a Contractholder (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of Contracts or otherwise. None of these rules affects tax qualified plans.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders a Contract is taxed on the portion of the payment that exceeds the cost basis in the Contract. For non-qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For qualified Contracts used to fund tax qualified plans, the cost basis is generally zero, except to the extent of after-tax contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A beneficiary entitled to receive a lump sum death benefit upon the death of the Participant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the beneficiary elects to receive annuity payments within 60 days of the Participant's death, different tax rules apply. (See "Annuity payments" below.)

     Partial redemptions or withdrawals received under non-qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial redemptions used to fund a tax qualified plan, payments are generally prorated between taxable income and non-taxable return of investment.

     Because of the cost basis of qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a non-qualified contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Contracts funding certain tax qualified plans the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Participant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Participant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Participants, and beneficiaries may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is imposed on amounts received before the taxpayer attains age 59 1/2. Exceptions may apply for distributions on account of death, disability, among others. MONY will withhold and remit to the United States government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Contractholder, Participant or beneficiary

          (1) provides his or her taxpayer identification number to MONY, and

          (2) notifies MONY that he or she chooses not to have amounts withheld.

     Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          (1) Part of a series of substantially equal periodic payments (at least annually) for

               (a) the participant's life or life expectancy,

               (b) the joint lives or life expectancies of the participant and his/her beneficiary,

               (c) or a period certain of not less than 10 years;

          (2) Required minimum distributions; or

          (3) Qualifying hardship distributions.

     The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

                        TRANSAMERICA PARTNERS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Transamerica Partners Portfolios. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

     Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

     Core Bond Series:  To achieve maximum total return.

     Balanced Series: To provide a high total investment return throughout investment in a broadly diversified portfolio of stocks, bonds and money market instruments.


     Large Value Series: To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large capitalization companies; current income is a secondary objective.


     Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Transamerica Partners Portfolios will achieve its investment objectives.

                              CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Transamerica Partners Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Transamerica Partners Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Transamerica Partners Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Transamerica Partners Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Transamerica Partners Portfolios.

     Smaller entities investing in a series of Transamerica Partners Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Transamerica Partners Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Transamerica Partners Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Transamerica Partners Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Transamerica Partners Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Transamerica Partners Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Transamerica Partners Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Transamerica Partners Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Transamerica Partners Portfolios on any Portfolio Business Day. Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Transamerica Partners Portfolios has a different investment objective which it pursues primarily through the investment policies described below. Since each series of Transamerica Partners Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Transamerica Partners Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Transamerica Partners Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser(s) for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Transamerica Partners Portfolios will be met. The following sections describe the investment objective and policies of each series of Transamerica Partners Portfolio currently available under the Contracts through Subaccounts.

MONEY MARKET SERIES

Main Investment Strategies

     The Money Market Series invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Series may invest more than 25% of its total assets in obligations of U.S. banks.

     The Series is subject to SEC industry regulations applicable to money market funds. These regulations require that the Series' investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Series' investments (on a dollar-weighted basis) be ninety days or less, and that all of the Series' investments be in U.S. dollar-denominated high quality securities which have been determined by the Series to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody's or Standard & Poor's, or, if unrated, in the Subadviser's opinion, be of comparable quality.


     Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' portfolio managers or the Series' Board (where required by applicable regulations) will decide whether the security should be held or sold.


     Money market instruments in which the Series may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.




     The Series is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards established by the portfolio managers. Securities are sold when the Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goal. In general, the portfolio managers attempt to temper income volatility in the Series by investing significant portions of the Series in securities with maturities of thirty to fifty days.


What are Money Market Instruments?

     A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.


     To the extent that the portfolio has any uninvested cash, the Series would also be subject to risk with respect to the depository institution holding the cash.



     The Series does not maintain a stable net asset value of $1.00 per share.


Main Risks


     An investment in the Money Market Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor could lose money by investing in the Series. The Series could underperform other short-term debt instruments or money market funds.




     The Money Market Series is subject to the following main investment risks, as well as other risks described in Appendix A:


     - MARKET. A decline in the market value of a Series investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of an investment in the Series, or its yield, to decline.


     - INTEREST RATES. The interest rates on short-term obligations held in the Series' portfolio will vary, rising or failing with short-term interest rates generally. The Series' yield will tend to lag behind general changes in interest rates.

        The ability of the Series' yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

        Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the Series' expenses could absorb all or a signification portion of the Series' income.



     - CREDIT. The Series is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the Series. The Series may incur expenses to protect the Series' interest in securities experiencing these events. If the Series invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



        If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. If an obligor for a security held by the Series fails to pay, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality or value of any underlying assets decline, the value of your investment in the Series could decline significantly.



     - BANK OBLIGATIONS. If the Series concentrates in U.S. bank obligations, the Series will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.


     - NET ASSET VALUE. The Series does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Series' net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.




     - REDEMPTION. The Series may experience periods of heavy redemptions that could cause the Series to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Series has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Series could have an adverse impact on the remaining shareholders in the Series.


INFLATION-PROTECTED SECURITIES SERIES

Main Investment Strategies

What are U.S. Government Obligations?


     U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.



     The Inflation-Protected Securities Series invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Series also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the Series invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

     Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).

     The Series may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Series may invest in securities that are denominated in U.S. dollars and in foreign currencies.

     The Series invests primarily in investment-grade securities, but may also invest in lower quality securities. The Series may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as "junk bonds"). Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Series' advisers.


     The Series seeks to maintain an average portfolio duration that is within +/-20% of the duration of the Barclays Capital U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2009, the duration of the index was 7.55 years. The Series may invest in securities of any maturity.


     The portfolio managers of the Inflation-Protected Securities Series use both "top down" and "bottom up" analysis to determine security and duration positions for the Series. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

CORE BOND SERIES

Main Investment Strategies

What are Mortgage-Backed and Asset-Backed Securities?

     Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS." Mortgage-backed securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

     ASSET-BACKED SECURITIES represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.

     The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.

     The Core Bond Series invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Series invests at least 80% of its net assets in bonds and related investments.



     The Series may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs") and collateralized debt obligations ("CDOs")), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Series may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Series may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts. The Series may hold up to 20% of its net assets in any or all of non-dollar securities, high yield and emerging market securities.



     Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Series' advisers. Under normal circumstances, the Series invests at least 80% of its net assets in investment grade securities.



     The Series is managed to have a targeted duration within a band of +/- 20% around the duration of Barclays Capital U.S. Aggregate Index. The Series' dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.


     The portfolio managers use both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Series. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are Derivatives?


     Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the Series' portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. The Series may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.



     Derivatives involve special risks and costs and may result in losses to a Series. Even a small investment in derivatives can have a disproportionate impact on a Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Series' net asset value. Derivatives can also make the Series less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.


All Bond Series

     Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

     Each of the Inflation-Protected Securities Series and Core Bond Series (the "Bond Series") may use derivatives such as options, futures, swaps and forward currency contracts. The Series' generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Series. In that case, derivative investments will be considered related investments for purposes of the Series' policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Series' volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.


     Each Bond Series invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.


     Each of the Bond Series will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Series also may lend its securities to generate income.

     Compliance with any policy or limitation for a Series that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Series' assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

     Each Series' policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Series will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Main Risks


     Risk is inherent in all investing. The value of your investment in a Series, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of an investment in a Series or your investment may not perform as well as other similar investments.


     The Inflation-Protected Securities Series and the Core Bond Series are subject to the following main risks, as well as those described in Appendix A:


     - MARKET. The value of securities owned by a Series may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Series fall, the value of your investment in that Series will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


     - FIXED-INCOME SECURITIES. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -  market risk: fluctuations in market value

     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities
     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Series may incur expenses to protect that Series' interest in securities experiencing these events. If a Series invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers.


     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities in which the Series may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Series in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Series' investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Series to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


     - INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.


     - HIGH-YIELD DEBT SECURITIES. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A Series holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Series' advisers could find it more difficult to sell these securities or may have to sell them at lower prices.



     - FOREIGN SECURITIES. Investments in foreign securities, including American Depositary Receipts ("ADR"s), Global Depositary Receipts ("GDR"s), and European Depositary Receipts ("EDR"s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.



     - EMERGING MARKETS. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Series investing in emerging markets countries may be required to establish special custody or other arrangements before investing.



     - CURRENCY. When a Series invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Series' investments in foreign currency denominated securities may reduce the returns of that Series.



     - DERIVATIVES. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk, and credit risk. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadviser may not make use of derivatives for a variety of reasons.


     - ACTIVE TRADING. The Inflation-Protected Securities and Core Bond Series had annual portfolio turnover rates in 2008 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact a Series' performance.



     - SECURITIES LENDING. A Series may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Series may lose money and there may be a delay in recovering the loaned securities. A Series could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.




     An investment in a Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED SERIES


Main Investment Strategies


     The Series invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Series may also invest in foreign securities including securities of issuers located in emerging markets. The Series' equity securities include, but are not limited to, common and preferred stocks (and their equivalents such as American Depositary Receipts). The Series' debt securities include, but are not limited to, corporate bonds, notes and commercial paper, U.S. government obligations, bank obligations, and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.


     The Series varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Series invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).


     In selecting common stocks, the Series emphasizes established companies. Most of the Series' long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Series' advisers to be of comparable quality. Credit ratings and determinations are only the opinions of the companies issuing them and are not guarantees as to quality.


     The Series may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.

     The Series uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Main Risks


     Risk is inherent in all investing. The value of your investment in the Series, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of an investment in the Series or your investment may not perform as well as other similar investments. The Series is subject to the following main investment risks as well as those described in Appendix A:



     - MARKET. The value of securities owned by the Series may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Series fall, the value of your investment in that Series will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



     - STOCKS. Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Series holds fluctuate in price, the value of an investment in the Series will go up and down.


     -  FIXED-INCOME SECURITIES

     The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -  market risk: fluctuations in market value


     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities

     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Series may incur expenses to protect the Series' interest in securities experiencing these events. If the Series invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers.


     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

     -  MORTGAGE-RELATED SECURITIES


     Mortgage-related securities in which the Series may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Series in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Series' investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Series to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.



     - FOREIGN SECURITIES. Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.



     - EMERGING MARKETS. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Series investing in emerging markets countries may be required to establish special custody or other arrangements before investing.



     - CURRENCY. When the Series invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Series' investments in foreign currency denominated securities may reduce the returns of the Series.



     - DERIVATIVES. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadvisers may not make use of derivatives for a variety of reasons.



     - ACTIVE TRADING. The Series had an annual portfolio turnover rate in 2008 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact the Series' performance.




LARGE VALUE SERIES

Main Investment Strategies

What are Equity Securities?

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depository receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer's earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.




     The Large Value Series invests primarily in issuers listed on U.S. exchanges which the Series' subadviser believes are seasoned, liquid and low-priced with effective management and positive momentum. Under normal circumstances, the Series invests at least 80% of its net assets in securities of large-cap companies and related investments. The Series considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000(R) Index. As of March 31, 2009, the market capitalization of the smallest company in the Russell 1000(R) Index was $30.4 million.


LARGE GROWTH SERIES

Main Investment Strategies


     The Large Growth Series invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances the Series invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Series considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of the smallest company included in the Russell 1000(R) Index. As of March 31, 2009, the market capitalization of the smallest company in the Russell 1000(R) Index was $30.4 million. The Series emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Series uses multiple managers to try to control the volatility often associated with growth funds.

What is Growth Investing?

     Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. The Large Growth Series' advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

ALL STOCK SERIES

     The portfolio managers of the LARGE VALUE SERIES use a "bottom up" value-oriented approach in selecting investments for the Series. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goals.

     Portfolio managers of the LARGE GROWTH SERIES use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goal. Other managers utilize a quantitative approach with respect to security investment decisions.

     Each of the Large Value Series and the Large Growth Series (the "Stock Series") may use derivatives such as options, futures, swaps and forward currency contracts. The Series generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Series. In that case, derivative investments will be considered related investments for the purposes of the Series' policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Series' volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     Each of the Stock Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Series use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Series also may lend its securities to generate income.

     Compliance with any policy or limitation for a Series that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Series' assets or for any other reason.

     Although the policy of each Series, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Series will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

Main Risks


     Risk is inherent in all investing. The value of your investment in a Series, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of an investment in a Series or your investment may not perform as well as other similar investments. The Series are subject to the following main investment risks, as well as those described in Appendix A:





     -  MARKET


     The value of securities owned by a Series may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Series fall, the value of your investment in that Series will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.





     -  STOCKS


     Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Series holds fluctuate in price, the value of an investment in a Series will go up and down.





     -  VALUE


     The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The Series may underperform other equity funds that use different investing styles. The Series may also underperform other equity funds using the value style. The Large Value Series is particularly susceptible to the risks of value investing.



     -  GROWTH

     Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Large Growth Series is particularly susceptible to the risks of growth investing.




     -  FOREIGN SECURITIES


     Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.





     -  EMERGING MARKETS


     All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries . As a result, any Series investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

     -  CURRENCY.


     When a Series invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Series' investments in foreign currency denominated securities may reduce the returns of that Series.





     -  DERIVATIVES


     The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadviser may not make use of derivatives for a variety of reasons.





     -  FIXED-INCOME SECURITIES

     The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -  market risk: fluctuations in market value


     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities

     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Series may incur expenses to protect that Series' interest in securities experiencing these events. If a Series invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers.


     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.




     -  ACTIVE TRADING


     The Large Growth Series had an annual portfolio turnover rate in 2008 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact a Series' performance.





     -  SECURITIES LENDING


     A Series may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Series may lose money and there may be a delay in recovering the loaned securities. A Series could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.




     An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS

     The Board of Trustees of Transamerica Partners Portfolios provides broad supervision over the affairs of Transamerica Partners Portfolios. For further information about the Trustees of Transamerica Partners Portfolios, see "Transamerica Partners Portfolios" in the Statement of Additional Information. A majority of the Trustees of Transamerica Partners Portfolios are not affiliated with the Advisers.


     INVESTMENT ADVISORY SERVICES. Transamerica Asset Management, Inc. (TAM) manages the assets of each series of Transamerica Partners Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Transamerica Partners Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Transamerica Partners Portfolios may determine, TAM provides general investment advice to each series. For its services under the Advisory Agreement, TAM receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets.



                                                                   COMPENSATION (%)
PORTFOLIO                                                             TO ADVISER
---------                                                          ----------------
Money Market Portfolio..........................................         0.25
Inflation-Protected Securities Portfolio........................         0.35(2)
Core Bond Portfolio.............................................         0.35
Balanced Portfolio..............................................         0.42(1)
Large Value Portfolio...........................................         0.45(2)
Large Growth Portfolio..........................................         0.62



(1) The Adviser is waiving a portion of its investment advisory fee.

(2) Advisory fee waived was less than 0.005%.


     TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser of each of the Series. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

     The Series may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to:

          (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser;

          (2) materially change the terms of any subadvisory agreement; and

          (3) continue the employment of an existing subadviser on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser.

     In such circumstances, investors in the Portfolios would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

     TAM has selected Subadvisers for each series which have been approved by the Trustees of Transamerica Partners Portfolios and, except as permitted by the exemptive order described above, the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of TAM. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by TAM and the Board of Trustees of Transamerica Partners Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.

     Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

     The subadvisers are as follows:

MONEY MARKET SERIES:       GE Asset Management, Incorporated ("GEAMI"). GEAMI
                           was formed 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031,
                           Stamford, Connecticut 06912-0031.


INFLATION-                 BlackRock Financial Management, Inc.
PROTECTED SECURITIES       ("BlackRock").  BlackRock, a Delaware corporation, is
SERIES:                    an indirect wholly-owned subsidiary of BlackRock
                           Inc., a provider of global investment management and risk management products, with $1.31 trillion in assets under management as of December 31, 2008.
                           BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York
                           10022.


                           Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Series on behalf of BlackRock.


                           Mr. Spodek has been Managing Director of BlackRock, Inc. since 2002.

                           Mr. Weinstein has been Managing Director of
                           BlackRock, Inc. since 2007. Prior to that, he served as Director and Vice President (2005 to 2007) and Associate (2002 to 2005) at BlackRock, Inc.



CORE BOND SERIES:          BlackRock Financial Management, Inc.
                           ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock
                           Inc., a provider of global investment management and risk management products, with $1.31 trillion in assets under management as of December 31, 2008.
                           BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York
                           10022.



                           Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock. Mr. Amero has served as a Managing Director of BlackRock, Inc. since 1990 and Vice Chairman since 2007.



                           Mr. Arledge has served as a Managing Director of BlackRock, Inc. since 2008. Prior to joining BlackRock in 2008, Mr. Arledge was Global Head of the Fixed Income Division of Wachovia Corporation from 2004 to 2008.



                           Mr. Marra has served as Managing Director of BlackRock, Inc. since 2006. Prior to that, he served as Director of BlackRock, Inc. from 2002 to 2006.



                           Mr. Phillips has served as Managing Director of BlackRock, Inc. since 1999.



BALANCED SERIES:         Goldman Sachs Asset Management, L.P. ("GSAM(R)")
                         has been registered as an investment adviser with
GOLDMAN SACHS ASSET      the Securities and Exchange Commission since 1990
  MANAGEMENT, L.P.       and is an affiliate of Goldman, Sachs & Co. As of
                         December 31, 2008, GSAM, including its investment
WESTERN ASSET            advisory affiliates, had assets under management
  MANAGEMENT             of $690.7 billion. The principal business address
  COMPANY                of GSAM is 32 Old Slip, New York, New York 10005.

WESTERN ASSET            Andrew Alford, Katinka Domotorffy and Kent Daniel
  MANAGEMENT             are responsible for the day-to-day supervision of
  COMPANY LIMITED        the Balanced Series on behalf of GSAM. Andrew
                         Alford, PhD, is a Managing Director and Senior
                         Portfolio Manager responsible for U.S. portfolios
                         and long/short Flex strategies. Mr. Alford has
                         been involved in all aspects of the investment
                         process, from research to implementation, since
                         he joined the team in 1998. Katinka Domotorffy,
                         is a Managing Director and Co-CIO and head of the
                         Quantitative Investment Strategies ("QIS") team.
                         Ms. Domotorffy joined the QIS team in 1998. Kent
                         Daniel, PhD, is a Managing Director, Co-CIO of
                         Equity Strategies and Head of Equity Research.
                         Mr. Daniel joined GSAM's team in December 2004.
                         Prior to joining GSAM, Mr. Daniel was the John
                         and Helen Kellogg Distinguished Professor of
                         Finance at the Kellogg School of Management at
                         Northwestern University. Mr. Alford, Ms.
                         Domotorffy and Mr. Daniel have joint

                         responsibility with respect to all aspects of the portion of the assets of the Balanced Series assigned to GSAM.



                           Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.


                           S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Series on behalf of WAMCO. Mr. Leech is the Chief Investment Officer Emeritus of WAMCO, and has been with the firm since 1993. Mr. Walsh is the Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.



                           Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Series' investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Series invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.


                           Western Asset Management Company Limited
                           ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.


                           WAML is responsible for providing advice regarding the management of the Balanced Series' foreign fixed income investments. S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
                           L. Eichstaedt serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Series on behalf of WAML. These individuals also serve as co-team leaders for the Balanced Series on behalf of WAMCO, as described above.



LARGE VALUE SERIES:        Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in
ARONSON+JOHNSON+ORTIZ, LP  1984 and became a registered investment adviser on
                           December 11, 1984. AJO is owned and operated by twelve principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia,
                           Pennsylvania 19102.



                           Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina Marie
                           N. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Transamerica Partners Large Value Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.



                           Each member of the AJO team has joint responsibility for the Large Value Series. There is no lead member of the AJO team.






LARGE GROWTH SERIES:       Marsico Capital Management, LLC ("Marsico"). Marsico
MARSICO CAPITAL            was organized in September 1997 as a registered
  MANAGEMENT, LLC          investment adviser. The principal business address of
OFI INSTITUTIONAL          Marsico is 1200 17th Street, Suite 1600, Denver,
ASSET MANAGEMENT, INC.     Colorado 80202.
WELLINGTON MANAGEMENT
  COMPANY LLP              Thomas F. Marsico, the Chief Investment Officer and
                           Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day management of the Large Growth Series on behalf of Marsico. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.


                           OFI Institutional Asset Management, Inc.
                           ("OFII"). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

                           David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Series on behalf of OFII. Mr. Schmidt is the Chief Investment Officer -- Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.


                           Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.



                           Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Series since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).


     ADMINISTRATOR. TAM provides Transamerica Partners Portfolios with general office facilities and supervises the overall administration of Transamerica Partners Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Transamerica Partners Portfolios; the preparation and filing of all documents required for compliance by Transamerica Partners Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Transamerica Partners Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Transamerica Partners Portfolios; and the maintenance of books and records of Transamerica Partners Portfolios. TAM provides persons satisfactory to the Board of Trustees of Transamerica Partners Portfolios to serve as officers of Transamerica Partners Portfolios. Such officers, as well as certain other employees and Trustees of Transamerica Partners Portfolios, may be directors, officers or employees of TAM or its affiliates. TAM receives no additional fee for its administrative services to Transamerica Partners Portfolios.

     EXPENSES. The expenses of Transamerica Partners Portfolios include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Transamerica Partners Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Transamerica Partners Portfolios. Expenses of Transamerica Partners Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Transamerica Partners Portfolios' custodian for all services to the series of Transamerica Partners Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Transamerica Partners Portfolios; and the advisory fees payable to TAM under the Advisory Agreement.

     CUSTODIAN AND DIVIDEND DISBURSING AGENT. State Street Bank & Trust Company is the custodian of the securities held by Transamerica Partners Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank & Trust Company is the dividend-disbursing agent for Transamerica Partners Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Transamerica Partners Portfolios has retained the services of Transamerica Capital, Inc., ("TCI") as exclusive Placement Agent. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI receives no compensation as exclusive Placement Agent.

     LEGAL PROCEEDINGS. There are no legal proceedings to which Transamerica Partners Portfolios or TAM is a party and which are expected to have a material adverse effect on any Series or on TAM's ability to perform its contractual obligations as investment adviser to the Series.

                           OTHER INFORMATION REGARDING
                        TRANSAMERICA PARTNERS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN TRANSAMERICA PARTNERS
PORTFOLIOS. Beneficial interests in the series of Transamerica Partners Portfolios described in this Prospectus are currently being offered by TCI to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Transamerica Partners Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Transamerica Partners Portfolios.

     The net asset value of each series of Transamerica Partners Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Transamerica Partners Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Transamerica Partners Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and

(iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Transamerica Partners Portfolios.

     NET ASSET VALUE. Each Series' net asset value is the value of its assets minus its liabilities. The price of a Series' shares is based on its net asset value. Each Series calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Series on days when the Series is not open for business. As a result, a Series' NAV may be impacted on days on which it is not possible to purchase or sell shares of the Series.

     Each Series generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Series may price those securities using fair value procedures approved by the Series' Board of Trustees. A Series may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Series' net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Series' net asset value is calculated). When a Series uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.


     The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Series uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.


     Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Series constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Series.


     TAXATION OF TRANSAMERICA PARTNERS PORTFOLIOS. Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax.



     Instead, any investor in a series of Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of that series' income, gains, losses, deductions, credits and tax preference items, without regard to whether that investor has received any cash distributions from Transamerica Partners Portfolios.



     Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain may be realized if such investor receives a disproportionate distribution of any unrealized receivables held by the series and (3) loss may be recognized if the distribution is in liquidation of such investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and by such investor's share of series debt, decreased by the amount of any cash and the basis of any property distributed from that series and further decreased by such investor's share of losses from that series.


     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of

Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Transamerica Partners Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Transamerica Partners Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                     EXPERTS


     The balance sheets of MONY as of December 31, 2008 and 2007 and the related statements of operations and cash flows for each of the three years in the period ended December 31, 2008, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2008 and 2007 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                                LEGAL PROCEEDINGS

     MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner's interest in the Keynote

Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our abilities to meet our obligations under the Contracts, or the distribution of the Contracts.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Transamerica Partners Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION



ITEM                                                          PAGE
----                                                          ----
Sale of Contracts/Principal Underwriter....................      2
Performance Data...........................................      2
Transamerica Partners Portfolios...........................      3
  Investment Objectives, Policies and Restrictions.........      3
  Determination of Net Asset Value; Valuation of
     Securities............................................     35
  Management of Transamerica Partners Portfolios...........     36
  Independent Registered Public Accounting Firm............     57
  Capital Stock and Other Securities.......................     57
  Taxation.................................................     59
  Disclosure of Portfolio Holdings.........................     60
Independent Registered Public Accounting Firm..............     61
Financial Statements of Keynote Series Account.............     62
Financial Statements of MONY...............................     74
Appendix...................................................   A-1

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS

HOW TO USE THIS SECTION

     In the discussions of the individual fund(s), you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request.

INVESTING IN COMMON STOCKS


     Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments will go up and down.


INVESTING IN PREFERRED STOCKS


     Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


INVESTING IN CONVERTIBLES

     Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

     The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

     Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

     - Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

     - Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

     - Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


       when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

     - Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

     - Low Quality. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a subadviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.


     - Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They are considered riskier because of the higher possibility of default or loss of liquidity.


     - Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

     Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

     - Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

     - Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

     - Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

     - Less Information Available to the Public. Foreign companies usually make far less information available to the public.

     - Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS

     - More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

     - Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

     - Settlement Delays. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

     - Higher Custodial Charges. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

     - Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

     - Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

     - Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

     - Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the subadviser's projection of future exchange rates is inaccurate.

     - Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

     Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

     - Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


       contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

     Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities.

     Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

     A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

     - Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     - Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.


     - Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



     - Leverage Risk. When a fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS



       leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


     - Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

     - Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

     Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

     A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

     Some funds invest in "Fixed-Income Instruments," which as used in the relative fund's prospectus include, among others:


     - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. ("U.S. Government Securities");


     - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     - mortgage-backed and other asset-backed securities;

     - inflation-indexed bonds issued both by governments and corporations;

     - structured notes, including hybrid or "indexed" securities and event-linked bonds;

     - loan participations and assignments;

     - delayed funding loans and revolving credit facilities;

     - bank certificates of deposit, fixed time deposits and bankers' acceptances;

     - repurchase agreements and reverse repurchase agreements;

     - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and


     - obligations of international agencies or supranational entities.



     The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



     - market risk: fluctuations in market value



     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates



     - prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities



     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes



     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A fund may incur expenses to protect the fund's interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS



       or even a perceived decline in creditworthiness of the issuer.



     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


     Some funds may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN STRUCTURED SECURITIES

     Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

     Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS

     Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES


     Certain funds may invest in distressed securities, including securities of issuers in bankruptcy. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the subadviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.


ZERO COUPON SECURITIES

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

     Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the subadviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

     Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES


     Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES

     Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REITS


     Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.



INVESTING IN LOANS



     Certain funds may invest in certain commercial loans, including loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its subadviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.


PORTFOLIO TURNOVER

     A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders that are not tax-exempt.

SECURITIES LENDING

     Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS

INITIAL PUBLIC OFFERINGS (IPOS)

     IPOs are subject to specific risks which include:

     - high volatility;

     - no track record for consideration;

     - securities may be illiquid;

     - earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

     For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

SWAPS AND SWAP-RELATED PRODUCTS

     A fund's subadviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

     - Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

     - Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

     A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS

     A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

ILLIQUID AND RESTRICTED/144A SECURITIES

     Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

     A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                               REQUEST FOR KEYNOTE

                       STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                    c/o Diversified Investment Advisors, Inc.
                              4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

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FORM NO. 13443SL 5/09

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2009


                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                       AND

                           MONY LIFE INSURANCE COMPANY
              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2009 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY C/O DIVERSIFIED INVESTMENT ADVISORS, INC., 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.



A SEPARATE SAI IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 1-800-368-2745.


                                TABLE OF CONTENTS



ITEM                                                                      PAGE
----                                                                      ----
Sale of Contracts/Principal Underwriter................................      2
Performance Data.......................................................      2
Transamerica Partners Portfolios.......................................      3
  Investment Objectives, Policies and Restrictions.....................      3
  Determination of Net Asset Value; Valuation of Securities............     35
  Management of Transamerica Partners Portfolios.......................     36
  Independent Registered Public Accounting Firm........................     57
  Capital Stock and Other Securities...................................     57
  Taxation.............................................................     59
  Disclosure of Portfolio Holdings.....................................     60
Independent Registered Public Accounting Firm..........................     61
Financial Statements of Keynote Series Account.........................     62
Financial Statements of MONY...........................................     74
Appendix...............................................................   A-1

                     SALE OF CONTRACTS/PRINCIPAL UNDERWRITER


     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. The Contracts are offered to the public on a continuous basis.


     AXA Advisors does not receive underwriting commissions.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2008, the yield for the Money Market Subaccount was 0.25% and the effective yield was 0.25%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                          FOR THE
                                                                                           PERIOD
                                              FOR THE    FOR THE    FOR THE    FOR THE     SINCE
                                               YEAR      3 YEARS    5 YEARS   10 YEARS   INCEPTION
                                               ENDED      ENDED      ENDED      ENDED     THROUGH
                                             12/31/08   12/31/08   12/31/08   12/31/08    12/31/08
                                             --------   --------   --------   --------   ---------
Money Market(1)............................     1.35%      3.01%      2.28%      2.52%      5.73%
Inflation-Protected Securities(2)..........    (3.22)%     2.58%      1.68%      3.04%      4.67%
Core Bond(1)...............................    (2.90)%     1.82%      2.04%      3.44%      6.89%
Balanced(1)................................   (27.56)%    (6.94)%    (2.05)%    (0.65)%     4.38%
Large Value(1).............................   (43.55)%   (13.17)%    (5.02)%    (0.89)%     8.97%
Large Growth(1)............................   (40.54)%   (12.07)%    (5.14)%    (4.18)%     4.03%
Calvert Series(3)..........................   (32.09)%    (9.45)%    (3.64)%    (1.87)%     5.10%




--------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Transamerica Partners Portfolios in which a corresponding Keynote Subaccount invests its assets:


                                                        MONY POOLED
SERIES                                                SEPARATE ACCOUNT
------                                                ----------------
Money Market....................................   Pooled Account No. 4
Core Bond.......................................   Pooled Account No. 5
Balanced........................................   Pooled Account No. 14
Large Value ....................................   Pooled Account No. 6
Large Growth....................................   Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Core Bond, Balanced, Large Value, and Large Growth Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Transamerica Partners Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Transamerica Partners Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount, January 1978 for the Large Value Subaccount, and February 1993 for the Large Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Transamerica Partners Portfolios which are presently in effect were deducted during such period.

(2) Prior to May 1, 2007, the Inflation Protected Securities Series in which the Subaccount invests had a different investment objective and strategy. The Subaccount's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

(3) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

                        TRANSAMERICA PARTNERS PORTFOLIOS

     Six series of Transamerica Partners Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Transamerica Partners Money Market Portfolio (the "Money Market Series"), Transamerica Partners Inflation-Protected Securities Portfolio (the "Inflation-Protected Securities Series"), Transamerica Partners Core Bond Portfolio (the "Core Bond Series"), Transamerica Partners Balanced Portfolio (the "Balanced Series"), Transamerica Partners Large Value Portfolio (the "Large Value Series") and Transamerica Partners Large Growth Portfolio (the "Large Growth Series"). The series of Transamerica Partners Portfolios available under the Contracts may be collectively referred to herein as the "Series."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                               INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.


RECENT MARKET EVENTS RELATING TO INCOME-PRODUCING AND OTHER SECURITIES.



     The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may continue to adversely affect the Series. More information appears below.


BANK OBLIGATIONS

     Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Series have established certain minimum credit quality standards for bank obligations in which they invest.


     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Series, depending upon the principal amount of bank obligations of each held by the Series) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.



     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.



     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.


U.S. GOVERNMENT AND AGENCY SECURITIES


     Examples of the types of U.S. government securities that a Series may hold include direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan
Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.



     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Obligations" below for more information.


     U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


     In addition, obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Series must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.



     Exchange Rate-Related U.S. Government Securities. To the extent permitted by a Series' investment policies, a Series may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.



     Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a Sub-Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a Series over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


COLLATERALIZED MORTGAGE OBLIGATIONS

     A Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

     A Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

     A Series may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Series may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. A Series' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return.



     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). The U.S. Government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future. Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.


     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


     The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, a Series could experience losses in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.


     The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A Series may also buy mortgage-related securities without insurance or guarantees.



     If a Series purchases subordinated mortgage-backed securities, the payments of principal and interest on the Series' subordinated securities generally will be made only after payments are made to the holders of securities senior to the Series' securities. Therefore, if there are defaults on the underlying mortgage loans, a Series will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Series' portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

     In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

     The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

     Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).


     Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement (if any), or the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a Series would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to the same types of risks relating to the issuer's underlying assets as are mortgage-backed securities.





     A Series may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Series investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a Series may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Series purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.



     Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a Series. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a Series' experiencing difficulty in valuing asset-backed securities.





VARIABLE RATE AND FLOATING RATE SECURITIES


     The Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Series' Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The applicable Subadviser, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. The Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Series' Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of each Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.



ILLIQUID SECURITIES

     Each Series may invest up to 15% (10% for the Money Market Series) of its net assets in illiquid securities, including restricted securities that are illiquid.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1993 Act" or the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Series under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by the Series will have remaining maturities of 13 months or less. The Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.


REPURCHASE AGREEMENTS



     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Series will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Series seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. All repurchase agreements entered into by the Series are fully collateralized, with such collateral being marked to market daily.



     The Series may, together with other registered investment companies managed by the Series' Sub-Advisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.



REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS


     The Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Series' ability to meet its current obligations or impede investment management if a large portion of the Series' assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities.


     Reverse repurchase agreements may expose a Series to greater fluctuations in the value of its assets. When a Series reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the Series is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the Series' assets. In addition, if a Series is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the Series' income.



     Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a Series' exercising its rights under the agreement.



     Borrowing may make the value of an investment in a Series more volatile and increase the Series' overall investment exposure. A Series may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers' strategy and the ability of the Series to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a Series expense and will reduce the value of a Series' interests.


FOREIGN SECURITIES -- ALL SERIES

     The Series may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The less liquid a market, the more difficult it may be for a Series to price its portfolio securities accurately or to dispose of such securities at the times determined by a Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Series' operations require cash, such as in order to meet redemptions and to pay its expenses. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.



     A Series may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Series' investments in such countries. These taxes will reduce the return achieved by the Series. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.



     Additionally, the operating expenses of a Series making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the United States.


MONEY MARKET SERIES

     The Money Market Series may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Series' Subadviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

SERIES OTHER THAN THE MONEY MARKET SERIES

     Not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Series to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

     The Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


     The Series may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A Series may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a Series' investments in such securities.



     Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Series could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Series' investment in those markets and may increase the expenses of the Series. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Series' operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Forward currency exchange contracts may be entered into for each Series for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Series' investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Series.

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.


     Each Series may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Series, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Series may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Series would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Series' holdings denominated in the currency sold.


     Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     The Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Series may do so when their Subadvisers determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts for the Series may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject the Series to certain risks.

     Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which the Series' assets that are the subject of such cross-hedges are denominated.


     Secondary markets generally do not exist for forward currency exchange contracts, with the result that closing transactions generally can be made for forward currency exchange contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency exchange contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency exchange contract at any time prior to maturity, if at all. In either event, a Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.


GUARANTEED INVESTMENT CONTRACTS

     The Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Series guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of each Money Market Series) of the Series' net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

     It is expected that, under normal circumstances, the Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Series do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

     A Series may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     Futures Contracts. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Purchases or sales of stock index futures contracts may be used to attempt to protect a Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a decline in the market value of the Series' securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.


     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Under certain circumstances, such as periods of high volatility, a Series may be required by an exchange to increase the level of its initial deposit, and initial deposit requirements might be increased generally in the future by regulatory action. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value. Daily variation margin calls could be substantial in the event of adverse price movements. If a Series has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt security in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

     When a Series enters into futures contracts, the Series will establish a segregated account to cover the Series' obligations with respect to such futures contracts. The assets in the account will consist of cash, offsetting derivatives or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.


     In addition, futures contracts entail risks. If the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.


     Options on Futures Contracts. The Series may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Series, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


     Futures transactions will be limited to the extent necessary to maintain the qualification as regulated investment companies of certain investors in the Transamerica Partners Portfolios. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Series, the Series are not deemed to be "commodity pool operators" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.




     Options on Foreign Currencies. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Losses from the writing of call options are potentially unlimited. Accordingly, the Series intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash and liquid securities in a segregated account with its custodian.

     The Series may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Series collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Series in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Series' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Series may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Series will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.

The applicable Subadviser will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of TAM and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Series will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Series may be forced to liquidate portfolio securities to meet settlement obligations.

SWAP AGREEMENTS -- SERIES OTHER THAN THE MONEY MARKET SERIES

     A Series may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Series. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Series may be either the buyer or seller in the transaction. If the Series is a buyer and no credit event occurs, the Series may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Series generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively add leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Series had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As there is not yet a fully-developed central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. A Series will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.


     A Series may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Series' portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Series thereunder. Swap agreements also entail the risk that the Series will not be able to meet its obligation to the counterparty. Generally, the Series will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Series receiving or paying, as the case may be, only the net amount of the two payments).

     Most swap agreements entered into by the Series calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

     Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OTHER INVESTMENT COMPANIES


     Each Series may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Should a Series purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.


     Securities of other investment companies that may be purchased by the Series include exchange-traded funds ("ETFs"). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Series may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Series. Moreover, a Series' investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.


     Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.


SHORT SALES "AGAINST THE BOX" -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a nonfundamental operating policy, it is not expected that more than 40% of a Series' total assets would be involved in short sales against the box.

REAL ESTATE INVESTMENT TRUSTS

     Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Series will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


     REITs may subject a Series to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.



     Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.



     REITs (especially Mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.


DOLLAR ROLLS AND TBA SECURITIES


     Each Series may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Series sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Series could also be compensated through receipt of fee income. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed above.


     TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Series agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES


     Each Series may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Series with respect to the loan is maintained with the Series. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Series' Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral. No Series enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Series receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Series will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Series is permitted to invest. During the time securities are on loan, the borrower will pay the Series any accrued income on those securities, and the Series may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. At the termination of a loan transaction, a Series has the obligation to return cash or collateral delivered by the borrower. A Series may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower. In the event of the bankruptcy of the other party to a securities loan, the Series could experience delays in recovering either the securities lent or cash, possible capital losses, and even loss of rights in the collateral should a borrower fail financially. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Series could experience a loss. No Series will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Series are subject to termination at the Series' or the borrower's option. A Series may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.


LOANS AND OTHER DIRECT INDEBTEDNESS


     A Series may purchase loans and other direct indebtedness, although the Large Value Series and Large Growth Series currently do not intend to make such investments. In purchasing a loan, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.


     These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Series' investment in loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

     Certain of the loans and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

     A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, a Series' Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Series may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

     As a Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, a Series may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments.


     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Series. For example, if a loan is foreclosed, a Series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Series could be held liable as co-lender.



     Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. Because there is no liquid market for commercial loans, the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Series' ability to dispose of particular loans when necessary to meet redemptions of Series interests, to meet the Series' liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, the limited trading market can make it difficult to ascertain a market value for these investments.


TEMPORARY DEFENSIVE POSITIONS




     At times a Series' Sub-adviser may judge that conditions in the securities markets make pursuing the Series' principal investment strategy inconsistent with the best interest of its shareholders. At such times, a Sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these defensive strategies, a Series may invest without limit in high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term. During periods in which such strategies are used, the duration of a Series may diverge from the duration range for that Series disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a Series will use these alternative strategies. As a result of using these alternative strategies, a Series may not pursue its investment objective.


CERTAIN OTHER OBLIGATIONS

     Each Series may invest in instruments other than those listed previously, provided such investments are consistent with the Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Series should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix A.

     Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          1. The Series may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          2. The Series may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          3. The Series may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the "Securities Act" or the "1933 Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act, Series may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

          4. The Series may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Series may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

          5. The Series may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          6. The Series may not "concentrate" its investments in a particular industry or group of industries (except those Series listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Money Market Series may invest without limitation in obligations issued by banks.

          7. The Series may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Series to borrow money in amounts of up to one-third of a Series' total assets from banks for any purpose, and to borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Series to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Series total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Series' shares to be more volatile than if the Series did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Series' holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Series may have to sell securities at a time and at a price that is unfavorable to the Series. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Series' net investment income in any given period. The policy in (1) above will be interpreted to permit a Series to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

     With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as Series obligations that have a priority over the Series' shares with respect to the payment of dividends or the distribution of Series assets. The 1940 Act prohibits a Series from issuing senior securities except that a Series may borrow money in amounts of up to one-third of the Series' total assets from banks for any purpose. A Series also may borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Series can increase the speculative character of the Series' outstanding shares through leveraging. Leveraging of a Series' holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Series' net assets remain the same, the total risk to investors is increased to the extent of the Series' gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Series from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Series to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Series' underwriting commitments, when added to the value of the Series' investments in issuers where the

Series owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Series engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Series investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Series to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Series from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Series may be considered to be an underwriter under the 1933 Act.


     With respect to the fundamental policy relating to real estate set forth in
(4) above, the 1940 Act does not prohibit a Series from owning real estate; however, a Series is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission ("SEC") position generally limits a Series' purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Series from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Series from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Series, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Series' manager or a sub-adviser believes the income justifies the attendant risks. A Series also will be permitted by this policy to make loans of money, including to other funds. A Series would have to obtain exemptive relief from the SEC to make loans to other Series. The policy in (5) above will be interpreted not to prevent a Series from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a Series' total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Series that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Series as to how to classify issuers within or among industries.

     With respect to the fundamental policy relating to commodities set forth in
(7) above, the 1940 Act does not prohibit a Series from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Series is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Series' purchases of illiquid securities to 15% of net assets. If a Series were to invest in a physical commodity or a physical commodity-related instrument, the Series would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     The Series' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

     Non-Fundamental Policies.

     Each Series will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Series from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

     This policy may be changed by the Board of Trustees of Transamerica Partners Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Series' Subadvisers may use brokers or dealers for Series transactions who also provide brokerage and research services to the Series or other accounts over which the advisers exercise investment discretion. A Series may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Series will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Transamerica Partners Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.


     The net asset value per share of each Series is determined on each day during which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, by dividing the total assets of a Series or the total assets attributable to a class less all of the liabilities attributable to that Series or class, by the total number of shares of that Series or class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.



     For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Transamerica Partners Portfolios. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Fund may price securities using fair value procedures approved by the Board of Trustees of Transamerica Partners Portfolios. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, to the extent such value is believed to fairly reflect the market value. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of Transamerica Partners Portfolios. The prices that the Transamerica Partners Portfolios use may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Series. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Series' net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Transamerica Partners Portfolios. In addition, the Transamerica Partners Portfolios may use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that such a Series could expect to receive for these securities in a current sale.


     Interest income on long-term obligations held for a Series is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

     The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Transamerica Partners Portfolios, to be used to value each Series' securities.

MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS


     The Board Members and executive officers of the Transamerica Partners Portfolios are listed below. The Board governs each Series and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Series and the operation of the Transamerica Partners Portfolios by its officers. The Board also reviews the management of each Series' assets by the investment adviser and its respective sub-adviser. The Series are among the funds advised and sponsored by TAM (collectively, the "Transamerica Asset Management Group"). The Transamerica Asset Management Group ("TAMG") consists of Transamerica Funds, Transamerica Series Trust ("TST"), Transamerica Investors, Inc. ("TII"), Transamerica Income Shares, Inc. ("TIS"), Transamerica Partners Funds Group ("TPFG"), Transamerica Partners Funds Group II ("TPFG II"), Transamerica Partners Portfolios ("TPP"), and Transamerica Asset Allocation Variable Funds ("TAAVF") and consists of 176 funds as of the date of this SAI.



     The mailing address of each Board Member is c/o Secretary of TPP, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.





                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE            WITH TPP     D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
INTERESTED BOARD MEMBER**
John K.      Chairman,     2007   Chairman and Board Member        179   N/A
Carter.....  Board                (2008  -- present), President
(1961)       Member,              (2007 -- present), Chief
             President,           Executive Officer
             and Chief            (2006 -- present), Vice
             Executive            President, Secretary and
             Officer              Chief Compliance Officer
                                  (2003 -- 2006), TII;
                                  Chairman, Board Member,
                                  President and Chief Executive
                                  Officer, TPP, TPFG, TPFG II
                                  and TAAVF (2007 -- present);
                                  Chairman (2007 -- present),
                                  Board Member
                                  (2006 -- present), President
                                  and Chief Executive Officer
                                  (2006 -- present), Senior
                                  Vice President
                                  (1999 -- 2006), Chief
                                  Compliance Officer, General
                                  Counsel and Secretary
                                  (1999 -- 2006), Transamerica
                                  Funds and TST; Chairman
                                  (2007 -- present), Board
                                  Member (2006 -- present),
                                  President and Chief Executive
                                  Officer (2006 -- present),
                                  Senior Vice President
                                  (2002 -- 2006), General
                                  Counsel, Secretary and Chief
                                  Compliance Officer
                                  (2002 -- 2006), TIS;
                                  President and Chief Executive
                                  Officer (2006 -- present),
                                  Senior Vice President
                                  (1999 -- 2006), Director
                                  (2000 -- present), General
                                  Counsel and Secretary
                                  (2000 -- 2006), Chief
                                  Compliance Officer
                                  (2004 -- 2006), TAM;
                                  President and Chief Executive
                                  Officer (2006 -- present),
                                  Senior Vice President
                                  (1999 -- 2006), Director
                                  (2001 -- present), General
                                  Counsel and Secretary
                                  (2001 -- 2006), Transamerica
                                  Fund Services, Inc. ("TFS");
                                  Vice President, AFSG
                                  Securities Corporation (2001
                                   -- present); Senior Vice
                                  President, General Counsel
                                  and Secretary, Transamerica
                                  Index Funds, Inc. ("TIF")
                                  (2002 -- 2004); and Director
                                  (2008 -- present), Vice
                                  President, Transamerica
                                  Investment Services, Inc.
                                  ("TISI") (2003 -- 2005) and
                                  Transamerica Investment
                                  Management, LLC ("TIM")
                                  (2001 -- 2005).
INDEPENDENT BOARD MEMBERS***
Sandra N.    Board         2008   Retired, KPMG                    179   Big 5
Bane.......  Member               (1999 -- present); Board               Sporting
(1952)                            Member, TII                            Goods
                                  (2003 -- present); and Board           (2002 -- pr-
                                  Member, Transamerica Funds,            esent);
                                  TST, TIS, TPP, TPFG, TPFG II           AGL
                                  and TAAVF (2008 -- present).           Resources,
                                                                         Inc.
                                                                         (energy
                                                                         services
                                                                         holding
                                                                         company)
                                                                         (2008 -- pr-
                                                                         esent)

                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE            WITH TPP     D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
Leo J.       Lead          2007   Principal, Advisor Network       179   N/A
Hill.......  Independent          Solutions, LLC (business
(1956)       Board                consulting)
             Member               (2006 -- present); Board
                                  Member, TST
                                  (2001 -- present); Board
                                  Member, Transamerica Funds
                                  and TIS (2002 -- present);
                                  Board Member, TPP, TPFG, TPFG
                                  II and TAAVF (2007
                                   -- present); Board Member,
                                  TII (2008 -- present); Owner
                                  and President, Prestige
                                  Automotive Group
                                  (2001 -- 2005); President, L.
                                  J. Hill & Company
                                  (1999 -- present); Market
                                  President, Nations Bank of
                                  Sun Coast Florida
                                  (1998 -- 1999); President and
                                  Chief Executive Officer,
                                  Barnett Banks of Treasure
                                  Coast Florida (1994 -- 1998);
                                  Executive Vice President and
                                  Senior Credit Officer,
                                  Barnett Banks of
                                  Jacksonville, Florida
                                  (1991 -- 1994); and  Senior
                                  Vice President and Senior
                                  Loan Administration Officer,
                                  Wachovia Bank of Georgia
                                  (1976 -- 1991).
Neal M.      Board         1993   Retired (2004 -- present);       179   N/A
Jewell.....  Member               Board Member, TPP, TPFG, TPFG
(1935)                            II and TAAVF (1993
                                   -- present); Board Member,
                                  Transamerica Funds, TST and
                                  TIS (2007 -- present); Board
                                  Member, TII (2008 - present);
                                  and Independent Trustee, EAI
                                  Select Managers Equity Fund
                                  (a mutual fund)
                                  (1996 -- 2004).
Russell A.   Board         2007   General Manager, Sheraton        179   N/A
Kimball,     Member               Sand Key Resort (1975
Jr. .......                        -- present); Board Member,
(1944)                            TST (1986 -- present); Board
                                  Member, Transamerica Funds
                                  and TIS (2002 -- present);
                                  Board Member, TPP, TPFG, TPFG
                                  II and TAAVF (2007
                                   -- present); and Board
                                  Member, TII
                                  (2008 -- present).
Eugene M.    Board         1993   Chief Executive Officer,         179   N/A
Mannella...  Member               HedgeServ Corporation (hedge
(1954)                            fund administration)
                                  (2008 -- present); Self-
                                  employed consultant
                                  (2006 -- present); President,
                                  ARAPAHO Partners LLC (limited
                                  purpose broker-dealer)
                                  (1998 -- 2008); Board Member,
                                  TPP, TPFG, TPFG II and TAAVF
                                  (1994 -- present); Board
                                  Member, Transamerica Funds,
                                  TST and TIS
                                  (2007 -- present); Board
                                  Member, TII
                                  (2008 -- present); and
                                  President, International Fund
                                  Services (alternative asset
                                  administration)
                                  (1993 -- 2005).

                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE            WITH TPP     D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
Norman R.    Board         2007   Retired (2005 -- present);       179   Buena Vista
Nielsen....  Member               Board Member, Transamerica             University
(1939)                            Funds, TST and TIS                     Board
                                  (2006 -- present); Board               of Trustees
                                  Member, TPP, TPFG, TPFG II             (2004 -- pr-
                                  and TAAVF (2007 -- present);           esent)
                                  Board Member, TII
                                  (2008 -- present); Director,
                                  Iowa Student Loan Service
                                  Corporation
                                  (2006 -- present); Director,
                                  League for Innovation in the
                                  Community Colleges
                                  (1985 -- 2005); Director,
                                  Iowa Health Systems
                                  (1994 -- 2003); Director,
                                  U.S. Bank (1987 -- 2006); and
                                  President, Kirkwood Community
                                  College (1985 -- 2005).
Joyce G.     Board         1993   Retired (2004 -- present);       179   Board of
Norden.....  Member               Board Member, TPFG, TPFG II            Governors,
(1939)                            and TAAVF  (1993 -- present);          Reconstruc-
                                  Board Member, TPP                      tionist
                                  (2002 -- present); Board               Rabbinical
                                  Member, Transamerica Funds,            College
                                  TST and TIS                            (2007 -- pr-
                                  (2007 -- present); Board               esent)
                                  Member, TII
                                  (2008 -- present); and Vice
                                  President, Institutional
                                  Advancement,
                                  Reconstructionist Rabbinical
                                  College (1996 -- 2004).
Patricia L.  Board         1993   Retired (2007 -- present);       179   N/A
Sawyer.....  Member               President/Founder, Smith &
(1950)                            Sawyer LLC (management
                                  consulting) (1989 -- 2007);
                                  Board Member, Transamerica
                                  Funds, TST and TIS
                                  (2007 -- present); Board
                                  Member, TII
                                  (2008 -- present); Board
                                  Member, TPP, TPFG, TPFG II
                                  and TAAVF (1993 -- present);
                                  Vice President, American
                                  Express (1987 -- 1989); Vice
                                  President, The Equitable
                                  (1986 -- 1987); and Strategy
                                  Consultant, Booz, Allen &
                                  Hamilton (1982  -- 1986).
John W.      Board         2007   Attorney, Englander &            179   Operation
Waechter...  Member               Fischer, P.A.                          PAR, Inc.
(1952)                            (2008 -- present); Retired             (2008 -- pr-
                                  (2004 -- 2008); Board Member,          esent); West
                                  TST and TIS                            Central
                                  (2004 -- present); Board               Florida
                                  Member, Transamerica Funds             Coun-
                                  (2005 -- present); Board               cil -- Boy
                                  Member, TPP, TPFG, TPFG II             Scouts of
                                  and TAAVF (2007  -- present);          America
                                  Board Member, TII                      (2008 -- pr-
                                  (2008 -- present); Executive           esent)
                                  Vice President, Chief
                                  Financial Officer and Chief
                                  Compliance Officer, William
                                  R. Hough & Co. (securities
                                  dealer) (1979 -- 2004); and
                                  Treasurer, The Hough Group of
                                  Funds (1993 -- 2004).



--------


* Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trusts' Declaration of Trust.



**     May be deemed an "interested person" (as that term is defined in the 1940
       Act) of TPP because of his employment with TAM or an affiliate of TAM.



*** Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of TPP.

                                    OFFICERS



     The mailing address of each officer is c/o Secretary of TPP, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trusts and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.



                                                               TERM OF OFFICE       PRINCIPAL OCCUPATION(S)
                                                               AND LENGTH OF             OR EMPLOYMENT
NAME AND AGE                              POSITION              TIME SERVED*          DURING PAST 5 YEARS
------------                   -----------------------------   --------------   -------------------------------
John K. Carter...............  Chairman, Board                         2007     See the table above.
(1961)                         Member, President,
                               and Chief Executive
                               Officer
Dennis P. Gallagher..........  Vice President,                         2007     Vice President, General Counsel
(1970)                         General Counsel                                  and Secretary, TII,
                               and Secretary                                    Transamerica Funds, TST and TIS
                                                                                (2006  -- present); Vice
                                                                                President, General Counsel and
                                                                                Secretary, TPP, TPFG, TPFG II
                                                                                and TAAVF (2007 -- present);
                                                                                Director, Senior Vice
                                                                                President, General Counsel and
                                                                                Secretary, TAM and TFS
                                                                                (2006 -- present); Assistant
                                                                                Vice President, TCI
                                                                                (2007 -- present); and
                                                                                Director, Deutsche Asset
                                                                                Management (1998 -- 2006).
Joseph P. Carusone...........  Vice President,                         2001     Vice President, Treasurer and
(1965)                         Treasurer and                                    Principal Financial Officer,
                               Principal Financial                              Transamerica Funds, TST, TIS
                               Officer                                          and TII (2007 -- present); Vice
                                                                                President (2007 -- present),
                                                                                Treasurer and Principal
                                                                                Financial Officer
                                                                                (2001 -- present), TPP, TPFG,
                                                                                TPFG II and TAAVF; Senior Vice
                                                                                President, TAM and TFS
                                                                                (2007 -- present); Senior Vice
                                                                                President (2008 -- present),
                                                                                Vice President (2001 -- 2008);
                                                                                Diversified Investment
                                                                                Advisors, Inc. ("DIA");
                                                                                Director and President,
                                                                                Diversified Investors
                                                                                Securities Corp. ("DISC")
                                                                                (2007 -- present); Director,
                                                                                Transamerica Financial Life
                                                                                Insurance Company ("TFLIC")
                                                                                (2004 -- present); and
                                                                                Treasurer, Diversified
                                                                                Actuarial Services, Inc.
                                                                                (2002 -- present).
Christopher A. Staples.......  Vice President and                      2007     Vice President and Chief
(1970)                         Chief Investment                                 Investment Officer
                               Officer                                          (2007 -- present); Vice
                                                                                President -- Investment
                                                                                Administration (2005  -- 2007),
                                                                                TII; Vice President and Chief
                                                                                Investment Officer
                                                                                (2007 -- present), Senior Vice
                                                                                President -- Investment
                                                                                Management (2006 -- 2007), Vice
                                                                                President -- Investment
                                                                                Management (2005 -- 2006),
                                                                                Transamerica Funds, TST and
                                                                                TIS; Vice President and Chief
                                                                                Investment Officer, TPP, TPFG,
                                                                                TPFG II and TAAVF
                                                                                (2007 -- present); Director
                                                                                (2005 -- present), Senior Vice
                                                                                President -- Investment
                                                                                Management (2006 -- present)
                                                                                and Chief Investment Officer
                                                                                (2007 -- present), TAM;
                                                                                Director, TFS
                                                                                (2005 -- present); and
                                                                                Assistant Vice President,
                                                                                Raymond James & Associates
                                                                                (1999  -- 2004).

                                                               TERM OF OFFICE       PRINCIPAL OCCUPATION(S)
                                                                AND LENGTH OF            OR EMPLOYMENT
NAME AND AGE                              POSITION              TIME SERVED*          DURING PAST 5 YEARS
------------                   -----------------------------   --------------   -------------------------------
Rick B. Resnik...............  Vice President,                         2004     Chief Compliance Officer, TPP,
(1967)                         Chief Compliance Officer and                     TPFG, TPFG II and TAAVF
                               Conflicts of Interest Officer                    (2004 -- present); Chief
                                                                                Compliance Officer,
                                                                                Transamerica Funds, TST, TIS
                                                                                and TII (2008 -- present); Vice
                                                                                President and Conflicts of
                                                                                Interest Officer, TPP, TPFG,
                                                                                TPFG II, TAAVF, Transamerica
                                                                                Funds, TST, TIS and TII
                                                                                (2008 -- present); Senior Vice
                                                                                President and Chief Compliance
                                                                                Officer, TAM (2008 -- present);
                                                                                Senior Vice President, TFS
                                                                                (2008 -- present); Vice
                                                                                President and Chief Compliance
                                                                                Officer, DIA (2004 -- present);
                                                                                with DIA since 1988; Director
                                                                                (1999 -- present), Vice
                                                                                President and Chief Compliance
                                                                                Officer (1996 --  present),
                                                                                DISC; Assistant Vice President,
                                                                                TFLIC (1999 -- present) and;
                                                                                Chief Compliance Officer,
                                                                                Transamerica Partners Variable
                                                                                Funds (2004 -- present).
Robert A. DeVault, Jr........  Assistant Treasurer               Since 2009     Assistant Treasurer,
(1965)                                                                          Transamerica Funds, TST, TIS,
                                                                                TII, TPP, TPFG, TPFG II and
                                                                                TAAVF (January
                                                                                2009 -- present); and Assistant
                                                                                Vice President
                                                                                (2007 -- present) and Manager,
                                                                                Fund Administration
                                                                                (2002 -- 2007), TFS.
Suzanne Valerio- Montemurro..  Assistant Treasurer               Since 2007     Assistant Treasurer,
(1964)                                                                          Transamerica Funds, TST, TIS,
                                                                                TII, TPP, TPFG, TPFG II and
                                                                                TAAVF (2007 -- present); and
                                                                                Vice President, DIA
                                                                                (1998 -- present).
Sarah L. Bertrand............  Assistant Secretary               Since 2009     Assistant Secretary,
(1967)                                                                          Transamerica Funds, TST, TIS,
                                                                                TII, TPP, TPFG, TPFG II and
                                                                                TAAVF (January
                                                                                2009 -- present); Assistant
                                                                                Vice President and Manager,
                                                                                Legal Administration, TAM and
                                                                                TFS (2007 -- present);
                                                                                Assistant Secretary and Chief
                                                                                Compliance Officer, 4086 Series
                                                                                Trust and 4086 Strategic Income
                                                                                Fund (2000 -- 2007); and Second
                                                                                Vice President and Assistant
                                                                                Secretary, Legal and
                                                                                Compliance, 4086 Capital
                                                                                Management, Inc.
                                                                                (1994 -- 2007).
Timothy J. Bresnahan.........  Assistant Secretary               Since 2009     Assistant Secretary,
(1968)                                                                          Transamerica Funds, TST, TIS,
                                                                                TII, TPP, TPFG, TPFG II and
                                                                                TAAVF (January
                                                                                2009 -- present); Counsel, TAM
                                                                                (2008 -- present); Counsel
                                                                                (contract), Massachusetts
                                                                                Financial Services, Inc.
                                                                                (2007); Assistant Counsel,
                                                                                BISYS Fund Services Ohio, Inc.
                                                                                (2005 -- 2007); and Associate,
                                                                                Greenberg Traurig, P.A.
                                                                                (2004 -- 2005).
Richard E. Shield, Jr........  Tax Officer                       Since 2008     Tax Officer, Transamerica
(1974)                                                                          Funds, TST, TIS, TII, TPP,
                                                                                TPFG, TPFG II and TAAVF
                                                                                (2008 -- present); Tax Manager,
                                                                                Jeffrey P. McClanathan, CPA
                                                                                (2006 -- 2007) and Gregory,
                                                                                Sharer & Stuart (2005 -- 2006);
                                                                                Tax Senior, Kirkland, Russ,
                                                                                Murphy & Tapp, P.A.
                                                                                (2003 -- 2005); and Certified
                                                                                Public Accountant, Schultz,
                                                                                Chaipel & Co., LLP
                                                                                (1998 -- 2003).



--------


*    Elected and serves at the pleasure of the Board of TPP.



     If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of TPP, except for the Chief Compliance Officer, receives any compensation from TPP.

COMMITTEES OF THE BOARD



     The Board Members are responsible for major decisions relating to a fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board has the following standing committees each of which performs specialized functions: an Audit Committee and a Nominating Committee.



                                                                                   NUMBER OF MEETINGS
                                                                                ------------------------
                                                                                    HELD DURING LAST
                                                                                       FISCAL YEAR
COMMITTEE                         FUNCTIONS                   MEMBERS                  12/31/2008
---------                 ------------------------   ------------------------   ------------------------
Audit...................  The Audit Committee (1)    John W. Waechter,                      3
                          oversees the accounting    Chairperson
                          and reporting policies     Sandra N. Bane
                          and practices of the       Leo J. Hill
                          Trust; (2) oversees the    Neal M. Jewell
                          quality and integrity of   Russell A. Kimball, Jr.
                          the financial statements   Eugene M. Mannella
                          of the Trust; (3)          Norman R. Nielsen
                          approves, prior to         Joyce G. Norden
                          appointment, the           Patricia L. Sawyer
                          engagement of the
                          Trust's independent
                          auditors; and (4)
                          reviews and evaluates
                          the independent
                          auditors'
                          qualifications,
                          independence and
                          performance. The
                          independent auditors for
                          the Trust shall report
                          directly to the Audit
                          Committee.
Nominating..............  The primary purposes and   Patricia L. Sawyer,                    0
                          responsibilities of the    Chairperson
                          Committee are to (i)       Sandra N. Bane
                          identify individuals       Leo J. Hill
                          qualified to become        Neal M. Jewell
                          members of the Board in    Russell A. Kimball, Jr.
                          the event that a           Eugene M. Mannella
                          position is vacated or     Norman R. Nielsen
                          created, (ii) consider     Joyce G. Norden
                          all candidates proposed    John W. Waechter
                          to become members of the
                          Board, subject to the
                          procedures and policies
                          set forth in this
                          Charter or resolutions
                          of the Board, (iii)
                          select and nominate, or
                          recommend for nomination
                          by the Board, candidates
                          for election as Trustees
                          and (iv) set any
                          necessary standards or
                          qualifications for
                          service on the Board.
                          Shareholders may
                          recommend candidates for
                          Board positions by
                          forwarding their
                          correspondence by U.S.
                          mail or courier service
                          to Secretary, 570
                          Carillon Parkway, St.
                          Petersburg, Florida
                          33716.

                          INVESTMENT ADVISORY SERVICES

     Transamerica Asset Management, Inc. ("TAM") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Transamerica Partners Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Transamerica Partners Portfolios' Board of Trustees may determine, TAM provides general investment advice to each Series. For its services under each Advisory Agreement, TAM receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Transamerica Partners Portfolios, TAM has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of TAM. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series on 60 days' written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days' written notice to the Series. Each TAM Advisory Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by TAM. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Series in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

SUBADVISERS

     The Subadvisers make the day-to-day investment decisions for the Transamerica Partners Portfolios, subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market Series) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds that invest in the Series with respect to which such person has or shares management responsibility.

INFLATION-PROTECTED SECURITIES SERIES

CORE BOND SERIES


     BlackRock Financial Management, Inc. ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.

     Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Series on behalf of BlackRock.



     As of December 31, 2008, Mr. Spodek managed assets for (i) 22 other registered investment companies having approximately $7.76 billion in total assets, (ii) 18 other pooled investment vehicles having approximately $5.4 billion in total assets (with BlackRock's advisory fee being based on performance for 3 of such pooled investment vehicles, which had approximately $1.38 billion in total assets), and (iii) 223 other accounts having approximately $80.27 billion in total assets (with BlackRock's advisory fee being based on performance for 18 of such accounts, which had approximately $6.01 billion in total assets).



     As of December 31, 2008, Mr. Weinstein managed assets for (i) 5 other registered investment companies having approximately $1.26 billion in total assets, (ii) 12 other pooled investment vehicles having approximately $3.83 billion in total assets, and (iii) 188 other accounts having approximately $63.57 billion in total assets (with BlackRock's advisory fee being based on performance for 8 of such accounts, which had approximately $4.93 billion in total assets).



     Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock.



     As of December 31, 2008, Mr. Amero managed assets for (i) 33 other registered investment companies having approximately $23.3 billion in total assets, (ii) 39 other pooled investment vehicles having approximately $7.68 billion in total assets (with BlackRock's advisory fee being based on performance for 3 of such pooled investment vehicles, which had approximately $1.62 billion in total assets), and (iii) 241 other accounts having approximately $71.36 billion in total assets (with BlackRock's advisory fee being based on performance for 18 of such accounts, which had approximately $5.81 billion in total assets).



     As of December 31, 2008, Mr. Arledge managed assets for (i) 21 other registered investment companies having approximately $18.87 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $1.97 billion in total assets (with BlackRock's advisory fee being based on performance for 1 of such pooled investment vehicles, which had approximately $1.18 billion in total assets), and (iii) 1 other account having approximately $205 million in total assets.



     As of December 31, 2008, Mr. Marra managed assets for (i) 24 other registered investment companies having approximately $18.77 billion in total assets, (ii) 18 other pooled investment vehicles having approximately $6.3 billion in total assets (with BlackRock's advisory fee being based on performance for 1 of such pooled investment vehicles, which had approximately $768 million in total assets), and (iii) 277 other accounts having approximately $92.44 billion in total assets (with BlackRock's advisory fee being based on performance for 14 of such accounts, which had approximately $6.41 billion in total assets).



     As of December 31, 2008, Mr. Phillips managed assets for (i) 32 other registered investment companies having approximately $22.13 billion in total assets, (ii) 19 other pooled investment vehicles having approximately $6.49 billion in total assets (with BlackRock's advisory fee being based on performance for 1 of such pooled investment vehicles, which had approximately $768 million in total assets), and (iii) 274 other accounts having approximately $109.5 billion in total assets (with BlackRock's advisory fee being based on performance for 17 of such accounts, which had approximately $6.84 billion in total assets).



COMPENSATION



     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.



     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.



DISCRETIONARY INCENTIVE COMPENSATION



     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Series, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Series or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Messrs. Amero, Arledge, Marra and Phillips the relevant benchmark is the Barclays Capital Aggregate Index. With respect to Messrs. Spodek and Weinstein the relevant benchmark is the Barclays Capital Global Real U.S. TIPS Index.



     BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.



DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION



     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.



     Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra, Phillips, Spodek and Weinstein have each received awards under the LTIP.



     Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Marra, Phillips, Spodek and Weinstein have each participated in the deferred compensation program.

     Options and Restricted Stock Awards -- A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra, Phillips, and Spodek have each been granted stock options and/or restricted stock in prior years.



     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:



          Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
     (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.



CONFLICTS OF INTEREST



     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.



     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Series, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Series. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Series. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Series by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Amero, Arledge, Marra, Phillips, Spodek and Weinstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.



     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Series. As of December 31, 2008, Messrs. Amero, Arledge, Marra and Phillips did not beneficially own securities in any of the Funds that invest in the Core Bond Series.




BALANCED SERIES

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

     Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.




     Andrew Alford, Katinka Domotorffy, and Kent Daniel are responsible for the day-to-day supervision of the Balanced Series on behalf of GSAM for the portion of the assets assigned to GSAM.



     As of December 31, 2008, Mr. Alford and Ms. Domotorffy each managed assets for (i) 64 other registered investment companies having approximately $18.4 billion in total assets, (ii) 74 other pooled investment vehicles having approximately $12.0 billion in total assets (with GSAM's advisory fee being based on performance for 34 of such accounts, which had approximately $5.4 billion in total assets), and (iii) 714 other accounts having approximately $51.6 billion in total assets (with GSAM's advisory fee being based on performance for 74 of such accounts, which had approximately $27.1 billion in total assets). Mr. Daniel did not manage other assets for other registered investment companies, other pooled investment vehicles, or other accounts as of December 31, 2008.



COMPENSATION



     The compensation packages for Mr. Alford, Ms. Domotorffy, and Mr. Daniel are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.



     The performance bonuses for Mr. Alford, Ms. Domotorffy, and Mr. Daniel are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and

(3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations.

     GSAM's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.


     In addition to base salary and performance bonus, GSAM has a number of additional benefits/ deferred compensation programs for all portfolio managers, including Mr. Alford, Ms. Domotorffy and Mr. Daniel in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and
(ii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Mr. Alford, Ms. Domotorffy and Mr. Daniel may also receive grants of restricted stock units and/or stock options as part of their compensation.



     Certain GSAM portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs & Co.'s overall financial performance.



CONFLICTS OF INTEREST



     GSAM's portfolio managers are often responsible for managing one or more other mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than other funds, and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.



     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client. GSAM conducts periodic reviews of trades for consistency with these policies.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, neither Mr. Alford, Ms. Domotorffy, nor Mr. Daniel beneficially owned securities in any of the Funds that invest in the Balanced Series.



     Western Asset Management Company ("WAMCO") and Western Asset Management Company Limited ("WAML"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc.



     S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Series on behalf of WAMCO. WAML is responsible for providing advice regarding the management of the Balanced Series' foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Series.

     As of December 31, 2008, Mr. Leech and Mr. Walsh each managed assets for
(i) 109 other registered investment companies having approximately $100.1 billion in total assets, (ii) 281 other pooled investment vehicles having approximately $195.3 billion in total assets, and (iii) 969 other accounts having approximately $217.5 billion in total assets (with WAMCO's advisory fee being based on performance for 94 of such accounts, which had approximately $23.0 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO's portfolios, but are not solely responsible for particular portfolios.



     As of December 31, 2008, Mr. Moody managed assets for (i) one other pooled investment vehicle having approximately $22.8 million in total assets, and (ii) 969 other accounts having approximately $217.5 billion in total assets (with WAMCO's advisory fee being based on performance for 94 of such accounts, which had approximately $23.0 billion in total assets).



     As of December 31, 2008, Mr. Lindbloom managed assets for (i) 2 other registered investment companies having approximately $2.1 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $191 million in total assets, and (iii) 30 other accounts having approximately $7.2 billion in total assets (with WAMCO's advisory fee being based on performance for 3 of such accounts, which had approximately $1.3 billion in total assets).



     As of December 31, 2008, Mr. Eichstaedt managed assets for (i) 8 other registered investment companies having approximately $1.5 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $323.1 million in total assets, and (iii) 55 other accounts having approximately $9.5 billion in total assets (with WAMCO's advisory fee being based on performance for 4 of such accounts, which had approximately $1.0 billion in total assets).





COMPENSATION



     With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.



     Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.



     In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered in determining a portfolio manager's bonus is the portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Series) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.



     Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.



CONFLICTS OF INTEREST



     Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Series' trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Series' trades.



     It is possible that an investment opportunity may be suitable for both a Series and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Series and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Series because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.



     With respect to securities transactions for the Series, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Series in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Series or the other account(s) involved. Additionally, the management of multiple Series and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Series and/or other account.



     It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Series. For example, a portfolio manager could short sell a security for an account immediately prior to a Series' sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Series) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.



     A portfolio manager may also face other potential conflicts of interest in managing a Series, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Series and the other accounts listed above.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, neither Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, nor Mr. Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Series.





LARGE VALUE SERIES





     Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by 12 principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance, and econometrics.





     Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina Marie N. Moore and R. Brian Wenzinger (the "AJO Team") are responsible for the day-to-day management of the Large Value Series on behalf of AJO.



     As of December 31, 2008, each member of the AJO Team managed assets for (i) 16 other registered investment companies having approximately $2.8 billion in total assets (with AJO's advisory fee being based on performance for 2 of such registered investment companies, which had approximately $71 million in total assets), (ii) 23 other pooled investment vehicles having approximately $2.6 billion in total assets (with AJO's advisory fee being based on performance for 5 of such pooled investment vehicles, which had approximately $193 million in total assets, and (iii) 104 other accounts having approximately 10.5 billion in total assets (with AJO's advisory fee being based on performance for 48 of such accounts, which had approximately $4 billion in total assets).



COMPENSATION



     Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance nor to the value of the assets held in particular funds, or even firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently AJO has no deferred compensation arrangements.



CONFLICTS OF INTEREST



     It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Series on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Series and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.



     AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, our fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to our most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Large Value Series.




LARGE GROWTH SERIES

Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company LLP

     Marsico Capital Management, LLC ("Marsico"). Marsico was organized in September 1997. Thomas F. Marisco is responsible for the day-to-day management of the Large Growth Series on behalf of Marsico.


     As of December 31, 2008, Mr. Marsico managed assets for (i) 34 other registered investment companies having approximately $20.7 billion in total assets, (ii) 20 other pooled investment vehicles having approximately $2.4 billion in total assets, and (iii) 145 other accounts having approximately $15.7 billion in total assets. One of the "other accounts" is a wrap fee platform which includes approximately $23,349 underlying clients for total assets of approximately $5.9 billion. Marsico's advisory fee was not based on the performance of any such registered investment companies, pooled investment vehicles, or other accounts.



COMPENSATION



     The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico's overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico's portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.



     As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within Marsico's investment team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.



CONFLICTS OF INTEREST



     As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.



     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Masico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.



     Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



     OFI Institutional Asset Management, Inc. ("OFII") OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.


     David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Series on behalf of OFII.


     As of December 31, 2008, the Portfolio Manager managed assets for (i) 5 other registered investment companies having approximately $770 million in total assets (with none of OFII's advisory fees being based on performance for such registered investment companies), (ii) 5 other pooled investment vehicles having approximately $300 million in total assets (with OFII's advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $38 million in total assets), and (iii) 45 other accounts having approximately $881 million in total assets (with OFII's advisory fee being based on performance for 3 of such accounts, which had approximately $45 million in total assets).





COMPENSATION



     The Portfolio Manager is employed and compensated by OFII, not the Series. Under OFII's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OFII. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OFII's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII's holding company parent. Senior portfolio managers may also be eligible to participate in OFII's deferred compensation plan.



     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OFII attract and retain talent. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Series' assets, although the Series' investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Series and other funds managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Series, described above.



CONFLICTS OF INTEREST



     As indicated above, the Portfolio Manager manages, and in the future may manage, other funds and accounts with investment objectives and strategies that are similar to those of the Series and consist of the assets of third parties or those of OFII and its affiliates, or manage funds or accounts with investment objectives and strategies that are different from those of the Series and consist of the assets of third parties or those of OFII and its affiliates. Potentially, at times, those responsibilities may conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Series' investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Series and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Series. Not all funds and accounts advised by OFII have the same management fee or fee structure. If the management fee or fee structure of another fund is more advantageous to OFII than the fee structure of the Series, OFII could have an incentive to favor the other fund. However, OFII's compliance procedures and Code of Ethics recognize its fiduciary obligations to treat all of its clients, including the Series, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



     Wellington Management Company LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.



     Paul E. Marrkand is responsible for the day-to-day supervision of the Large Growth Series on behalf of Wellington Management. As of December 31, 2008, Mr. Marrkand managed assets for (i) 3 other registered investment companies having approximately $2.8 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such registered investment companies, which had approximately $2.3 billion in total assets), (ii) 6 other pooled investment vehicles having approximately $451.9 million in total assets, and (iii) 3 other accounts having approximately $199 million in total assets.



COMPENSATION



     The following information relates to the fiscal year ended December 31, 2008. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.



     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group over one and three year periods, with an emphasis on three year results. The benchmark index for the Large Growth Series is the Russell 1000(R) Growth Index. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.



     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.



     The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula Mr. Marrkand is a partner of the firm as of January 1, 2009.



CONFLICTS OF INTEREST



     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Investment Professional generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Series. The Investment Professionals make investment decisions for each account, including the relevant Series, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Series and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Series.



     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Series, or make investment decisions that are similar to those made for the relevant Series, both of which have the potential to adversely impact the relevant Series depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Series and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Series' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Series. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.



     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.



OWNERSHIP OF SECURITIES



     As of December 31, 2008, Mr. Marrkand did not beneficially own securities in any of the Funds that invest in the Large Growth Series.


                                  ADMINISTRATOR

     TAM provides administrative services to the Transamerica Partners Portfolios under the Advisory Agreement with the Trust. The Advisory Agreement provides that TAM may render services to others. In addition, the Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in the Trust (with the vote of each being in proportion to the amount of its investment). The Advisory Agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with services provided to any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or obligations under said agreements. TAM receives no additional compensation for providing such administrative services.

                                    CUSTODIAN

     Pursuant to a Custodian Contract,   State Street Bank & Trust Company acts
as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Transamerica Partners Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Transamerica Partners Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, serves as the independent registered public accounting firm for Transamerica Partners Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.



CAPITAL STOCK AND OTHER SECURITIES

     Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.

     Series. Currently, there are eighteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder's interest in a Series, as a series of a Trust, represents an interest in the Series only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.

     Issuance and Redemption of Interests. Each Series may issue an unlimited amount of interests in the Series for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Series may require a decrease of or a complete withdrawal of an investor's interest in the Series upon certain conditions as may be determined by the Trustees.

     Disclosure of Investor Holdings. The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Series information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Series may disclose such ownership if required by law or regulation.

     Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend the Trust's Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.

     The Series are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Series. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

     Election and Removal of Trustees. The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

     Amendments to the Declaration of Trust. The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

     Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Series and requires the Series to indemnify a holder against any loss or expense arising from any such liability. In addition, a Series will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee's liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

     The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

     Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Series or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Series' Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Series, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Series. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Series must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Series in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Series' costs, including attorneys' fees.

     The Declaration of Trust further provides that a Series shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys' fees that the Series is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Series be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme

Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including sec. 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

TAXATION


     Transamerica Partners Portfolios has determined that each of its Series is properly treated as a separate partnership for federal income tax purposes. Neither Transamerica Partners Portfolios nor any Series is subject to any federal income tax. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.



     An investor in a Series must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether the investor has received any cash distributions from the Series.



     Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the adjusted basis of the investor's interest in the Series prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Series, and (3) loss may be recognized if the distribution is in liquidation of the investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and by such investor's share of Series debt, decreased by the amount of any cash and the basis of any property distributed from the Series, and further decreased by the investor's share of losses from the Series.


     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.




     Each Series expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Series for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Series.



     There are certain tax issues that will be relevant to only certain of the investors, such as investors that are segregated asset accounts and investors who contribute assets rather than cash to a Series. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Series.


                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied.

Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of Transamerica Partners Portfolios has approved policies and procedures developed by TAM with respect to the disclosure of the Portfolios' securities and any ongoing arrangements to make available information about the Portfolios' securities. The policy requires that disclosure of information about a Portfolio's portfolio holdings be in the best interests of the Portfolio's shareholders, and that any conflicts of interest between the interests of the Portfolio's shareholders and those of TAM or its affiliates be addressed in a manner that places the interests of Portfolio's shareholders first. This policy provides that information regarding the Portfolios' holdings may never be shared with non-TAM employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

     Subject to the provisions relating to "ongoing arrangements" discussed below, TAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

     Each Portfolio's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors, and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to the Series' internet site that is accessible by the public, or through public release by a third party vendor.

     Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolio and neither the Portfolio, TAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

     The written approval of TAM's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with TAM's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Transamerica Partners Portfolios at its next regularly scheduled meeting.

     All ongoing arrangements to make available information about a Portfolio's portfolio securities will be reviewed by the Board of Trustees of Transamerica Partners Portfolios no less frequently than quarterly.


     Set forth below is a list, as of the date of this SAI, of those parties with whom TAM has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio. The Portfolios' auditor also has access from time to time to the Portfolios' holdings in connection with performing the audit and related functions.


                                                     DELAY BEFORE
RECIPIENT (HOLDINGS)                   FREQUENCY    DISSEMINATION
--------------------                   ---------    -------------
State Street Bank & Trust Company      Daily         None
Institutional Shareholders Services    Monthly       1 day
Bowne & Co., Inc.                      Quarterly     1-7 days
Callan Associates, Inc.                Quarterly     15 days
Deloitte & Touche LLP                  Quarterly     15 days
Evaluation Associates, Inc.            Quarterly     15 days
Marsh USA, Inc.                        Quarterly     15 days
New England Pension Consultants        Quarterly     15 days
Plexus Group, Inc.                     Quarterly     1-7 days
Rocaton Investment Advisors, LLC       Quarterly     15 days
Standard & Poor's                      Quarterly     25 days
Trainer Wortham and Company, Inc.      Quarterly     15 days
Watson Wyatt Investment Consulting     Quarterly     15 days
Yanni Partners, Inc.                   Quarterly     15 days


     With respect to each such arrangement , the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolios. Neither the Portfolios, TAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

     Where a non-TAM entity serves as a subadviser to a Portfolio advised by TAM, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of TAM, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to TAM, the Portfolio's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Portfolio, or in response to legal or regulatory requirements.




                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.


     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                             KEYNOTE SERIES ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2008


                                              INFLATION -
                                      MONEY    PROTECTED     CORE                 LARGE      LARGE
                                     MARKET    SECURITIES    BOND    BALANCED   VALUE(1)   GROWTH(2)
                                    --------  -----------  --------  --------  ----------  ---------
ASSETS:
Investment in Portfolios, at value
  (Notes 1 and 2).................  $461,637    $57,535    $152,878  $541,793  $1,740,411   $828,797
                                    --------    -------    --------  --------  ----------   --------
LIABILITIES:
Payable for units redeemed........       180         36          78       274      30,399      9,264
Accrued mortality and expense
  risk............................       267         60         183       597       1,941        909
                                    --------    -------    --------  --------  ----------   --------
Total liabilities.................       447         96         261       871      32,340     10,173
                                    --------    -------    --------  --------  ----------   --------
NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS.................  $461,190    $57,439    $152,617  $540,922  $1,708,071   $818,624
                                    ========    =======    ========  ========  ==========   ========
ACCUMULATION UNITS................    21,866      2,650       4,700    17,788      49,041     24,321
                                    ========    =======    ========  ========  ==========   ========
UNIT VALUE........................  $  21.09    $ 21.67*   $  32.47  $  30.41  $    34.83   $  33.66
                                    ========    =======    ========  ========  ==========   ========




--------

     * Actual unit value presented differs from calculated unit value due to rounding.

     Effective May 1, 2008, the names changed from the following:

     (1) Formerly, Value & Income

     (2) Formerly, Equity Growth


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2008


                                            INFLATION -
                                     MONEY   PROTECTED     CORE                  LARGE       LARGE
                                    MARKET   SECURITIES    BOND     BALANCED    VALUE(1)   GROWTH(2)
                                    ------  -----------  --------  ---------  -----------  ---------
NET INVESTMENT INCOME ALLOCATED
  FROM PORTFOLIOS (NOTE 2):
Interest income...................  $4,858    $ 4,637    $ 12,824  $  31,610  $       778  $   1,155
Securities lending income (net)...      --        173          25        277        2,918        772
Dividend income...................      --         --         122     16,199      140,482     27,841
Expenses (net of reimbursement)...    (493)      (334)       (885)    (6,132)     (23,434)   (12,414)
                                    ------    -------    --------  ---------  -----------  ---------
Net investment income (loss)
  allocated from Portfolios.......   4,365      4,476      12,086     41,954      120,744     17,354
                                    ------    -------    --------  ---------  -----------  ---------
EXPENSES (NOTE 4):
Mortality and expense risk........   1,986        956       2,588     13,492       53,494     21,118
                                    ------    -------    --------  ---------  -----------  ---------
NET INVESTMENT INCOME (LOSS)......   2,379      3,520       9,498     28,462       67,250     (3,764)
                                    ------    -------    --------  ---------  -----------  ---------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (NOTE
  2):
Net realized gains (losses)
  allocated from Portfolios.......     (75)    (1,455)      3,081    (87,960)    (377,048)  (331,419)
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios.......      --     (5,614)    (24,403)  (342,163)  (2,384,617)  (632,557)
                                    ------    -------    --------  ---------  -----------  ---------
Net realized and unrealized gains
  (losses) on investments.........     (75)    (7,069)    (21,322)  (430,123)  (2,761,665)  (963,976)
                                    ------    -------    --------  ---------  -----------  ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS......................  $2,304    $(3,549)   $(11,824) $(401,661) $(2,694,415) $(967,740)
                                    ======    =======    ========  =========  ===========  =========




--------

     Effective May 1, 2008, the names changed from the following:

     (1) Formerly, Value & Income

     (2) Formerly, Equity Growth


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2008


                                            INFLATION-
                                   MONEY     PROTECTED     CORE                    LARGE        LARGE
                                   MARKET   SECURITIES     BOND      BALANCED     VALUE(1)    GROWTH(2)
                                 ---------  ----------  ---------  -----------  -----------  -----------
FROM OPERATIONS:
Net investment income (loss)...  $   2,379   $  3,520   $   9,498  $    28,462  $    67,250  $    (3,764)
Net realized gains (losses)
  allocated from Portfolios....        (75)    (1,455)      3,081      (87,960)    (377,048)    (331,419)
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios....         --     (5,614)    (24,403)    (342,163)  (2,384,617)    (632,557)
                                 ---------   --------   ---------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from
  operations...................      2,304     (3,549)    (11,824)    (401,661)  (2,694,415)    (967,740)
                                 ---------   --------   ---------  -----------  -----------  -----------
FROM UNIT TRANSACTIONS (NOTE
  5):
Units sold.....................    476,077      8,795      84,036       21,520      113,703       51,351
Units redeemed.................   (153,208)   (45,702)   (116,070)    (664,606)  (2,334,437)    (860,110)
                                 ---------   --------   ---------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from unit
  transactions.................    322,869    (36,907)    (32,034)    (643,086)  (2,220,734)    (808,759)
                                 ---------   --------   ---------  -----------  -----------  -----------
Total increase (decrease) in
  net assets...................    325,173    (40,456)    (43,858)  (1,044,747)  (4,915,149)  (1,776,499)
NET ASSETS:
Beginning of year..............    136,017     97,895     196,475    1,585,669    6,623,220    2,595,123
                                 ---------   --------   ---------  -----------  -----------  -----------
End of year....................  $ 461,190   $ 57,439   $ 152,617  $   540,922  $ 1,708,071  $   818,624
                                 =========   ========   =========  ===========  ===========  ===========
Units outstanding beginning of
  year.........................      6,535      4,372       5,876       37,770      107,338       45,839
Units sold.....................     22,607        398       2,500          587        2,348        1,079
Units redeemed.................     (7,276)    (2,120)     (3,676)     (20,569)     (60,645)     (22,597)
                                 ---------   --------   ---------  -----------  -----------  -----------
Units outstanding end of year..     21,866      2,650       4,700       17,788       49,041       24,321
                                 =========   ========   =========  ===========  ===========  ===========




--------

     Effective May 1, 2008, the names changed from the following:

     (1) Formerly, Value & Income

     (2) Formerly, Equity Growth


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                             INFLATION-
                                    MONEY    PROTECTED     CORE                  VALUE &     EQUITY
                                   MARKET   SECURITIES*    BOND     BALANCED     INCOME      GROWTH
                                  --------  -----------  --------  ----------  ----------  ----------
FROM OPERATIONS:
Net investment income (loss)....  $  5,411    $ 3,875    $  6,844  $   29,342  $   42,348  $  (12,350)
Net realized gains (losses)
  allocated from Portfolios.....        --        573      (1,460)    101,870     445,845     356,370
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios.....        --      3,856       4,180    (119,857)   (668,996)    (90,975)
                                  --------    -------    --------  ----------  ----------  ----------
Net increase (decrease) in net
  assets resulting from
  operations....................     5,411      8,304       9,564      11,355    (180,803)    253,045
                                  --------    -------    --------  ----------  ----------  ----------
FROM UNIT TRANSACTIONS (NOTE 5):
Units sold......................    37,220      7,386      55,412      58,433     268,213     212,125
Units redeemed..................   (25,227)    (6,598)    (40,225)   (110,809)   (559,864)   (367,407)
                                  --------    -------    --------  ----------  ----------  ----------
Net increase (decrease) in net
  assets resulting from unit
  transactions..................    11,993        788      15,187     (52,376)   (291,651)   (155,282)
                                  --------    -------    --------  ----------  ----------  ----------
Total increase (decrease) in net
  assets........................    17,404      9,092      24,751     (41,021)   (472,454)     97,763
NET ASSETS:
Beginning of year...............   118,613     88,803     171,724   1,626,690   7,095,674   2,497,360
                                  --------    -------    --------  ----------  ----------  ----------
End of year.....................  $136,017    $97,895    $196,475  $1,585,669  $6,623,220  $2,595,123
                                  ========    =======    ========  ==========  ==========  ==========
Units outstanding beginning of
  year..........................     5,927      4,321       5,418      39,005     111,730      48,974
Units sold......................     1,835        351       1,708       1,363       4,124       3,750
Units redeemed..................    (1,227)      (300)     (1,250)     (2,598)     (8,516)     (6,885)
                                  --------    -------    --------  ----------  ----------  ----------
Units outstanding end of year...     6,535      4,372       5,876      37,770     107,338      45,839
                                  ========    =======    ========  ==========  ==========  ==========




--------

     *   Formerly, Intermediate Government Bond. Name changed May 1, 2007.


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                                     CALVERT

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008


ASSETS:
  Investments, at value (Notes 2 and 6)..  $242,437
  Receivable for securities sold.........        24
                                           --------
Total assets.............................   242,461
                                           --------
LIABILITIES:
  Payable for units redeemed.............        24
  Accrued mortality and expense risk.....       258
                                           --------
Total liabilities........................       282
                                           --------

NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS........................  $242,179
                                           ========

ACCUMULATION UNITS.......................    11,197
                                           ========

UNIT VALUE...............................  $  21.63
                                           ========

INVESTMENTS, AT COST.....................  $352,887
                                           ========





STATEMENT OF OPERATIONS
For the year ended December 31, 2008


INVESTMENT INCOME (NOTE 2):
  Dividend income.......................  $  12,616

EXPENSES (NOTE 4):
Mortality and expense risk..............     (4,406)
                                          ---------
NET INVESTMENT INCOME (LOSS)............      8,210
                                          ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 2):
  Net realized gains (losses) from
     securities.........................    (41,369)
  Change in net unrealized appreciation
     (depreciation) on securities.......   (115,501)
                                          ---------
  Net realized and unrealized gains
     (losses) on investments............   (156,870)
                                          ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(148,660)
                                          =========



STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR    FOR THE YEAR
                                                                      ENDED 12/31/08  ENDED 12/31/07
                                                                      --------------  --------------
FROM OPERATIONS:
  Net investment income (loss)......................................     $   8,210       $ 32,758
  Net realized gains (losses) from securities.......................       (41,369)        (2,311)
  Change in net unrealized appreciation (depreciation) on
     securities.....................................................      (115,501)       (22,787)
                                                                         ---------       --------
  Net increase (decrease) in net assets resulting from operations...      (148,660)         7,660
                                                                         ---------       --------
FROM UNIT SHARE TRANSACTIONS (NOTE 5):
  Units sold........................................................         3,593         56,136
  Units redeemed....................................................       (81,946)       (44,535)
                                                                         ---------       --------
Net increase (decrease) in net assets resulting from unit
  transactions......................................................       (78,353)        11,601
                                                                         ---------       --------
Total increase (decrease) in net assets.............................      (227,013)        19,261

NET ASSETS:
Beginning of year...................................................       469,192        449,931
                                                                         ---------       --------
End of year.........................................................     $ 242,179       $469,192
                                                                         =========       ========
Units outstanding beginning of year.................................        14,732         14,357
Units sold..........................................................           131          1,761
Units redeemed......................................................        (3,666)        (1,386)
                                                                         ---------       --------
Units outstanding end of year.......................................        11,197         14,732
                                                                         =========       ========





                       SEE NOTES TO FINANCIAL STATEMENTS.

                             KEYNOTE SERIES ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account (individually a "Subaccount", and collectively, "Keynote") is a separate investment account which was established on December 16, 1987 by MONY Life Insurance Company ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Six of the Subaccounts invest in a corresponding portfolio of Transamerica Partners Portfolios (formerly, Diversified Investors Portfolios) (the "Portfolios"). The effective date of name changes for the Portfolios was May 1, 2008. The seventh Subaccount is a fund of fund that invests in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert"). The financial statements of the Portfolios and Calvert accompany this report and should be read in conjunction with Keynote's financial statements.

     At December 31, 2008, each of the Subaccounts' investment in the corresponding Portfolios was as follows:

                                                                      PERCENTAGE
     SUBACCOUNT                                                INVESTMENT IN PORTFOLIO
     ----------                                                -----------------------
     Money Market............................................            0.04
     Inflation - Protected Securities........................            0.01
     Core Bond...............................................            0.01
     Balanced................................................            0.32
     Large Value (formerly, Value & Income)..................            0.12
     Large Growth (formerly, Equity Growth)..................            0.08


     For information regarding each Portfolio's investments, please refer to the Portfolio of Investments section of the Portfolios' financial statements, or Calvert's investments in the Statement of Net Assets section of Calvert's financial statements which accompany this report.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by Keynote in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which accompanies this report.

     The investment in Calvert is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for Calvert can be found in Note A of Calvert's Notes to Financial Statements which accompanies this report.

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     The Calvert Subaccount adopted the Financial Accounting Standards Board ("FASB") Standard No. 157, "Fair Value Measurements" ("FAS 157") on January 1, 2008. FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principals and expands financial statement disclosures about fair value measurements that are relevant to mutual funds.

     Various inputs are used in determining the value of the Subaccount's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 -- Quoted prices in active markets for identical securities.

     Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 -- Significant unobservable inputs (including the Subaccount's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

     The following is a summary of the fair valuations according to the inputs used to value the Subaccount's net assets as of December 31, 2008.

                                                                                    OTHER FINANCIAL
                              INVESTMENT IN SECURITIES                                INSTRUMENTS*
                            ----------------------------   TOTAL INVESTMENT   ---------------------------
     SUBACCOUNT             LEVEL 1    LEVEL 2   LEVEL 3     IN SECURITIES    LEVEL 1   LEVEL 2   LEVEL 3
     ----------             -------   --------   -------   ----------------   -------   -------   -------
     Calvert..............    $--     $242,437     $--         $242,437         $--       $--       $--



--------
*Other financial instruments, if any, are derivative instruments not reflected in the Portfolio Investments (Note 6 of the Notes to Financial Statements), such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

     B. INVESTMENT INCOME:

     Each Keynote Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

     For the Calvert Subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

     C. FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

     D. OTHER:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT TRANSACTIONS

     Purchases and sales of shares in Calvert were $15,596 and $85,919, respectively.

4. FEES AND TRANSACTIONS WITH AFFILIATES

     All Subaccounts, except the Calvert Subaccount, purchase interests in the Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. ("TAM"), the investment advisor, which provides investment advice and related services to the Portfolios. TAM is an indirect wholly-owned subsidiary of AEGON USA, LLC. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

     MONY reserves the right to deduct an annual contract charge from a participant's account to reimburse MONY for administrative expenses relating to the maintenance of the variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon written notice.

5. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON which is an affiliate of the Portfolios, pursuant to which the Group Plans may be transferred through assumption reinsurance to TFLIC. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to TFLIC will result in the transfer of the applicable assets out of Keynote and into a corresponding subaccount of TFLIC. There were no assets transferred to TFLIC pursuant to this assumption reinsurance agreement for the years ended December 31, 2008 or December 31, 2007.

     The amounts related to assumptions, if any, would be reflected in the net asset value of units redeemed in the Statements of Changes in Net Assets.

6. PORTFOLIO INVESTMENTS

     Calvert invests in the Calvert Social Balanced Portfolio. At December 31, 2008, it holds 194,260 shares with a market value of $242,437.

7. CONCENTRATIONS AND INDEMNIFICATIONS

     From time to time, Keynote may have a concentration of several unitholders holding a significant percentage of units outstanding. Investment activities of these unitholders could have a material impact on Keynote.

     In the normal course of business, Keynote enters into contracts that contain a variety of representations and warranties which provide general indemnifications. Keynote's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Keynote that have not yet occurred. However, based on experience, Keynote expects the risk of loss to be remote.

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FINANCIAL HIGHLIGHTS

     For an accumulation unit outstanding throughout the year:


                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                     -----------------------------------------
                      UNIT VALUE,    NET INVESTMENT        NET REALIZED AND            TOTAL INCOME        UNIT VALUE,
                     BEGINNING OF        INCOME            UNREALIZED GAINS            (LOSS) FROM            END OF
FOR THE YEAR ENDED       YEAR          (LOSS) (A)      (LOSSES) ON INVESTMENTS    INVESTMENT OPERATIONS        YEAR
------------------   ------------    --------------    -----------------------    ---------------------    -----------
MONEY MARKET
12/31/2008              $20.81           $ 0.28                $ (0.00)(c)               $  0.28              $21.09
12/31/2007               20.01             0.80                     --                      0.80               20.81
12/31/2006               19.29             0.72                   0.00(c)                   0.72               20.01
12/31/2005               18.91             0.37                   0.01                      0.38               19.29
12/31/2004               18.84             0.06                   0.01                      0.07               18.91
INFLATION-PROTECTED SECURITIES
12/31/2008               22.39             0.91                  (1.63)                    (0.72)              21.67
12/31/2007               20.55             0.87                   0.97                      1.84               22.39
12/31/2006               20.08             0.68                  (0.21)                     0.47               20.55
12/31/2005               20.03             0.46                  (0.41)                     0.05               20.08
12/31/2004               19.94             0.27                  (0.18)                     0.09               20.03
CORE BOND
12/31/2008               33.44             1.33                  (2.30)                    (0.97)              32.47
12/31/2007               31.69             1.21                   0.54                      1.75               33.44
12/31/2006               30.76             1.04                  (0.11)                     0.93               31.69
12/31/2005               30.38             0.88                  (0.50)                     0.38               30.76
12/31/2004               29.35             0.75                   0.28                      1.03               30.38
BALANCED
12/31/2008               41.98             0.87                 (12.44)                   (11.57)              30.41
12/31/2007               41.70             0.76                  (0.48)                     0.28               41.98
12/31/2006               37.73             0.63                   3.34                      3.97               41.70
12/31/2005               36.13             0.42                   1.18                      1.60               37.73
12/31/2004               33.73             0.38                   2.02                      2.40               36.13
LARGE VALUE (FORMERLY, VALUE & INCOME)
12/31/2008               61.70             0.71                 (27.58)                   (26.87)              34.83
12/31/2007               63.51             0.38                  (2.19)                    (1.81)              61.70
12/31/2006               53.20             0.21                  10.10                     10.31               63.51
12/31/2005               50.32             0.14                   2.74                      2.88               53.20
12/31/2004               45.06             0.31                   4.95                      5.26               50.32
LARGE GROWTH (FORMERLY, EQUITY GROWTH)
12/31/2008               56.61            (0.09)                (22.86)                   (22.95)              33.66
12/31/2007               50.99            (0.27)                  5.89                      5.62               56.61
12/31/2006               49.51            (0.33)                  1.81                      1.48               50.99
12/31/2005               46.70            (0.36)                  3.17                      2.81               49.51
12/31/2004               43.82            (0.20)                  3.08                      2.88               46.70
CALVERT
12/31/2008               31.85             0.57                 (10.79)                   (10.22)              21.63
12/31/2007               31.34             2.24                  (1.73)                     0.51               31.85
12/31/2006               29.13             0.95                   1.26                      2.21               31.34
12/31/2005               27.87             0.21                   1.05                      1.26               29.13
12/31/2004               26.03             0.18                   1.66                      1.84               27.87



--------
(a)Calculated based upon average units outstanding.
(b)Portfolio turnover of the Portfolio or the Calvert subaccount.
(c)Amount rounds to less than one penny per share.
(d)Includes reimbursement of fees at the underlying Portfolio level.
(e)Includes the effect of buying and selling TBA securities used in dollar roll transactions at the underlying Portfolio level. Refer to Note 2I of the Portfolio's Notes to Financial Statements which accompany this report.
(f)Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.

                                                EXPENSES, INCLUDING     NET INVESTMENT
NET ASSETS,              EXPENSES, INCLUDING      EXPENSES OF THE       INCOME (LOSS)
   END OF       TOTAL      EXPENSES OF THE       PORTFOLIO (NET OF         (NET OF          PORTFOLIO
    YEAR       RETURN         PORTFOLIO           REIMBURSEMENTS)      REIMBURSEMENTS)    TURNOVER (B)
-----------    ------    -------------------    -------------------    ---------------    ------------

 $  461,190      1.35%            1.37%                 1.37%                1.32%             N/A
    136,017      4.00             1.37                  1.37                 3.92              N/A
    118,613      3.73             1.38                  1.38                 3.68              N/A
    111,640      2.01             1.38                  1.21                 1.94              N/A
    199,750      0.37             1.38                  1.11                 0.33              N/A

     57,439     (3.22)            1.49                  1.48(d)              4.05              154%
     97,895      8.95             1.52                  1.50(d)              4.13              340
     88,803      2.34             1.51                  1.50(d)              3.39              525
    150,610      0.25             1.50                  1.50                 2.30              756
    255,011      0.45             1.52                  1.50(d)              1.37              554

    152,617     (2.90)            1.48                  1.48                 4.04              530(e)
    196,475      5.52             1.48                  1.48                 3.72              503(e)
    171,724      3.02             1.48                  1.48                 3.38              487(e)
    226,860      1.25             1.49                  1.49                 2.88             1003(e)
    265,058      3.51             1.49                  1.49                 2.52              885(e)

    540,922    (27.56)            1.63                  1.60(d)              2.32              154(e)
  1,585,669      0.67             1.62                  1.60(d)              1.78              226(e)
  1,626,690     10.52             1.63                  1.60(d)              1.61              224(e)
  1,670,289      4.43             1.64                  1.60(d)              1.15              367(e)
  1,709,648      7.12             1.62                  1.60(d)              1.11              338(e)

  1,708,071    (43.55)            1.58                  1.58(d)              1.38               26
  6,623,220     (2.85)            1.58                  1.58(d)              0.58               30
  7,095,674     19.38             1.58                  1.58                 0.37               31
  6,588,214      5.72             1.58                  1.58                 0.27               89
  6,997,827     11.67             1.58                  1.58                 0.67               44

    818,624    (40.54)            1.75                  1.75                (0.20)             102
  2,595,123     11.02             1.75                  1.75(d)             (0.49)             129
  2,497,360      2.99             1.74                  1.74                (0.68)              84
  2,849,104      6.02             1.75                  1.75                (0.77)              76
  3,211,862      6.57             1.75                  1.75                (0.46)             129

    242,179    (32.09)          1.10(f)                 1.10(f)              2.04                4
    469,192      1.63           1.10(f)                 1.10(f)              6.97               11
    449,931      7.59           1.10(f)                 1.10(f)              3.19                7
    403,409      4.52           1.10(f)                 1.10(f)              0.76                8
    362,164      7.07           1.10(f)                 1.10(f)              0.67                6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of MONY Life Insurance Company and the Contractholders of Keynote Series Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, Large Growth, and Calvert Subaccounts (constituting the "Keynote Series Account") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 26, 2009

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of MONY Life Insurance Company


     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company, an indirect wholly owned subsidiary of AXA Financial, Inc., which is in turn a wholly owned subsidiary of AXA SA, and its subsidiaries (the "Company") at December 31, 2008 and 2007 and the results of their operations and their cash flows for the years ended December 31, 2008, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007, and for defined benefit pension and other postretirement plans on December 31, 2006.

PricewaterhouseCoopers LLP

New York, New York
April 2, 2009

                           MONY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2008 AND 2007




                                                                 2008        2007
                                                              ---------   ---------
                                                                  (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value........  $ 6,966.1   $ 8,081.2
  Mortgage loans on real estate.............................    1,500.1     1,479.8
  Policy loans..............................................    1,100.8     1,098.5
  Other equity investments..................................      143.2       176.7
  Other invested assets.....................................      530.5       442.4
                                                              ---------   ---------
     Total investments......................................   10,240.7    11,278.6
Cash and cash equivalents...................................      355.4       321.4
Amounts due from reinsurers.................................    1,233.1     1,143.4
Deferred policy acquisition costs...........................      313.4       324.5
Value of business acquired..................................      632.8       571.7
Loans to affiliates.........................................       45.3        49.1
Income taxes receivable.....................................      431.1       179.3
Other assets................................................      171.4       206.1
Separate Accounts' assets...................................    1,987.3     3,471.5
                                                              ---------   ---------
TOTAL ASSETS................................................  $15,410.5   $17,545.6
                                                              =========   =========
LIABILITIES
Future policy benefits and other policyholders liabilities..  $ 8,479.4   $ 8,634.2
Policyholders' account balances.............................    3,086.3     3,252.3
Other liabilities...........................................      663.9       541.6
Long-term debt..............................................        1.9         1.9
Separate Accounts' liabilities..............................    1,987.3     3,471.5
                                                              ---------   ---------
     Total liabilities......................................   14,218.8    15,901.5
                                                              ---------   ---------
Commitments and contingent liabilities (Notes 2, 5, 11, 12,
  17 and 18)
SHAREHOLDER'S EQUITY
Common stock, $1.00 par value, 2.5 million shares
  authorized, 2.5 million shares issued and outstanding.....        2.5         2.5
Capital in excess of par value..............................    1,672.2     1,647.3
(Accumulated deficit) retained earnings.....................       (8.7)       54.1
Accumulated other comprehensive loss........................     (474.3)      (59.8)
                                                              ---------   ---------
     Total shareholder's equity.............................    1,191.7     1,644.1
                                                              ---------   ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................  $15,410.5   $17,545.6
                                                              =========   =========






                 See notes to consolidated financial statements.

                           MONY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS

                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006




                                                          2008       2007       2006
                                                        --------   --------   --------
                                                                 (IN MILLIONS)
REVENUES
Premiums..............................................  $  441.6   $  463.4   $  497.9
Universal life and investment-type product policy fee
  income..............................................     219.2      231.3      215.6
Net investment income.................................     630.1      669.8      672.2
Investment losses, net................................    (120.8)     (31.5)      (4.4)
Commissions, fees and other income....................      89.0       91.0       77.2
                                                        --------   --------   --------
  Total revenues......................................   1,259.1    1,424.0    1,458.5
                                                        --------   --------   --------
BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...............................     771.0      814.6      806.7
Interest credited to policyholders' account balances..     118.4      127.0      134.0
Compensation and benefits.............................      93.4       70.0       70.9
Commissions...........................................      78.0      113.8      116.9
Interest expense......................................        .2        8.4       13.5
Amortization of deferred policy acquisition costs and
  value of business acquired..........................     137.6      110.6      116.7
Capitalization of deferred policy acquisition costs...     (43.3)     (86.7)     (95.4)
Amortization of other intangible assets...............        .7       32.4        3.3
Rent expense..........................................       9.6       11.4        8.7
Other operating costs and expenses....................      77.4       64.9       66.4
                                                        --------   --------   --------
  Total benefits and other deductions.................   1,243.0    1,266.4    1,241.7
                                                        --------   --------   --------
Earnings from continuing operations before income
  taxes...............................................      16.1      157.6      216.8
Income tax benefit (expense)..........................      18.1      (53.1)     (80.1)
                                                        --------   --------   --------
Earnings from continuing operations...................      34.2      104.5      136.7
(Losses) earnings from discontinued operations, net of
  income taxes........................................      (3.3)      (3.3)       4.7
Gains (losses) on disposal of discontinued operations,
  net of income taxes.................................       1.3       (6.4)      61.2
                                                        --------   --------   --------
Net Earnings..........................................  $   32.2   $   94.8   $  202.6
                                                        ========   ========   ========






                 See notes to consolidated financial statements.

                           MONY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                         AND COMPREHENSIVE (LOSS) INCOME

                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006




                                                          2008       2007       2006
                                                        --------   --------   --------
                                                                 (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of
  year................................................  $    2.5   $    2.5   $    2.5
                                                        --------   --------   --------
Capital in excess of par value, beginning of year.....   1,647.3    1,720.6    1,769.7
Dividends.............................................        --      (80.0)     (35.0)
Capital contribution..................................      23.0         --         --
Transfer of intangible assets.........................        --         --      (19.9)
Share-based programs..................................       1.9        6.7        5.8
                                                        --------   --------   --------
Capital in excess of par value, end of year...........   1,672.2    1,647.3    1,720.6
                                                        --------   --------   --------
Retained earnings (accumulated deficit), beginning of
  year................................................      54.1      (40.7)    (243.3)
Net earnings..........................................      32.2       94.8      202.6
Dividends.............................................     (95.0)        --         --
                                                        --------   --------   --------
(Accumulated deficit) retained earnings, end of year..      (8.7)      54.1      (40.7)
                                                        --------   --------   --------
Accumulated other comprehensive loss, beginning of
  year................................................     (59.8)     (15.2)     (12.3)
Other comprehensive loss..............................    (414.5)     (44.6)     (12.8)
Adjustment to initially apply SFAS No. 158, net of
  income taxes........................................        --         --        9.9
                                                        --------   --------   --------
Accumulated other comprehensive loss, end of year.....    (474.3)     (59.8)     (15.2)
                                                        --------   --------   --------
Total Shareholder's Equity, End of Year...............  $1,191.7   $1,644.1   $1,667.2
                                                        ========   ========   ========
COMPREHENSIVE (LOSS) INCOME
Net earnings..........................................  $   32.2   $   94.8   $  202.6
                                                        --------   --------   --------
Change in unrealized losses, net of reclassification
  adjustment..........................................    (315.5)     (44.7)     (12.8)
Defined benefit plans:
  Net loss arising during year........................    (111.8)      (5.4)        --
  Prior service cost arising during year..............      14.7        6.1         --
  Less: reclassification adjustment for:
     Amortization of net gains included in net
       periodic cost..................................      (1.1)       (.6)        --
     Amortization of net prior service credit included
       in net periodic cost...........................      (0.8)        --         --
                                                        --------   --------   --------
     Other comprehensive (loss) income -- defined
       benefit plans..................................     (99.0)        .1         --
                                                        --------   --------   --------
Other comprehensive loss..............................    (414.5)     (44.6)     (12.8)
                                                        --------   --------   --------
Comprehensive (Loss) Income...........................  $ (382.3)  $   50.2   $  189.8
                                                        ========   ========   ========






                 See notes to consolidated financial statements.

                           MONY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006




                                                           2008      2007       2006
                                                         -------   -------   ---------
                                                                 (IN MILLIONS)
Net earnings...........................................  $  32.2   $  94.8   $   202.6
Adjustments to reconcile net earnings to net cash
  provided by (used in) operating activities:
  Interest credited to policyholders' account
     balances..........................................    118.4     127.0       134.0
  Universal life and investment-type product policy fee
     income............................................   (219.2)   (231.3)     (215.6)
  Change in accrued investment income..................      7.7      12.8          .7
  Investment losses, net...............................    120.9      31.0         4.4
  Change in deferred policy acquisition costs and value
     of business acquired..............................     94.3      23.9        21.3
  Change in future policy benefits and other
     policyholders' liabilities........................    (53.1)    (42.8)      (24.6)
  Change in income taxes receivable....................    (80.3)    (37.2)      (87.2)
  Other depreciation and amortization..................     35.5      43.8        65.7
  Amortization of other intangible assets..............       .7      43.7        13.6
  Dividends from AllianceBernstein.....................     21.7      29.3        22.1
  (Gains) losses on disposal of discontinued
     operations........................................     (1.3)      6.4       (61.2)
  Other, net...........................................    (35.4)    (81.0)     (120.3)
                                                         -------   -------   ---------
Net cash provided by (used in) operating activities....     42.1      20.4       (44.5)
                                                         -------   -------   ---------
Cash flows from investing activities:
  Maturities and repayments of investments.............    847.7     925.8     1,270.4
  Sales of investments.................................    184.9     366.8       546.7
  Purchases of investments.............................   (701.9)   (824.7)   (1,710.4)
  Purchase of AllianceBernstein Units..................    (70.0)       --          --
  Increase in loans to affiliates......................       --     (50.0)         --
  Change in capitalized software, leasehold
     improvements
     and EDP equipment.................................       --       5.4         6.8
  Other, net...........................................     (5.4)     (4.5)       11.0
                                                         -------   -------   ---------
Net cash provided by investing activities..............    255.3     418.8       124.5
                                                         -------   -------   ---------
Cash flows from financing activities:
  Policyholders' account balances:
     Deposits..........................................    551.7     614.2       726.4
     Withdrawals and transfers to Separate Accounts....   (720.1)   (759.6)     (883.8)
  Repayments of long-term debt.........................       --    (100.0)     (115.0)
  Dividends paid to shareholder........................    (95.0)    (80.0)      (35.0)
                                                         -------   -------   ---------
Net cash used in financing activities..................   (263.4)   (325.4)     (307.4)
                                                         -------   -------   ---------
Change in cash and cash equivalents....................     34.0     113.8      (227.4)
Cash and cash equivalents, beginning of year...........    321.4     207.6       435.0
                                                         -------   -------   ---------
Cash and Cash Equivalents, End of Year.................  $ 355.4   $ 321.4   $   207.6
                                                         =======   =======   =========
Supplemental cash flow information:
  Interest Paid........................................  $    .1   $   6.8   $    13.5
                                                         =======   =======   =========
  Income Taxes Paid (Refunded).........................  $   8.0   $  (2.5)  $   152.0
                                                         =======   =======   =========
Schedule of non-cash financing information:
  Transfer of the Investment Management Contracts
     Intangible Assets to AXA Equitable Life Insurance
     Company...........................................  $    --   $    --   $   (19.9)
                                                         =======   =======   =========
  Share-based Programs.................................  $   1.9   $   6.7   $     5.8
                                                         =======   =======   =========






                 See notes to consolidated financial statements.

                           MONY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1) ORGANIZATION


     MONY Life Insurance Company ("MONY Life" and, collectively with its consolidated subsidiaries "the Company"), provides life insurance, annuities and corporate-owned and bank-owned life insurance ("COLI" and "BOLI", respectively). MONY Life is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS LLC"), which in turn is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial" and, together with its consolidated subsidiaries, "AXA Financial Group"), in turn ultimately owned by AXA, a French parent company for an international group of insurance and related financial services companies.

     MONY Life's direct and indirect wholly-owned operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company and (ii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer that up until 2007 had underwritten specialty risk life insurance business. Enterprise Capital Management, Inc. ("Enterprise"), which had been an investment advisor to certain of AXA Financial Group's retail proprietary mutual funds through June 2008, and Enterprise Fund Distributors, Inc. ("Enterprise Distributors"), which had been the distributor of AXA Financial Group's proprietary mutual funds through June 2008, are reported as discontinued operations in the consolidated financial statements.

     In July 2007, USFL ceased marketing new business. The Company recorded a pre-tax charge of $30.4 million ($19.8 million post-tax) due to the writedown of the intangible asset related to USFL's insurance distribution system in 2007. In addition, the Company recorded a pre-tax charge of $8.0 million ($5.2 million post-tax) in 2007 related to USFL severance and lease related costs.


2) SIGNIFICANT ACCOUNTING POLICIES


  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION


     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.


     The accompanying consolidated financial statements include the accounts of MONY Life; those of its subsidiaries engaged in insurance related businesses and other subsidiaries in which the Company has control and a majority economic interest that meet the requirements for consolidation.

     All significant intercompany transactions and balances have been eliminated in consolidation. The years "2008," "2007" and "2006" refer to the years ended December 31, 2008, 2007 and 2006, respectively.

  ACCOUNTING CHANGES

     On January 12, 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20", amending EITF Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets". The FSP broadens the other-than-temporary impairment assessment for interests in securitized financial assets within the scope of EITF 99-20 to conform to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




all projected cash flows. FSP EITF 99-20-1 is effective prospectively for interim and annual reporting periods ending after December 15, 2008 and application to prior periods is not permitted. At December 31, 2008, debt securities with amortized cost and fair values of approximately $379.2 million and $247.5 million comprised the population subject to this amendment. Adoption of the FSP did not have an impact on the Company's consolidated results of operations or financial position.

     Effective January 1, 2008, Statement of Financial Accounting Standards ("SFAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115," permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.


     Effective January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's adoption of SFAS No. 157 at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in a decrease in net earnings of $0.6 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1.4 million, offset by a decrease in related deferred policy acquisition costs ("DAC") amortization of $0.4 million and a decrease of $0.4 million to income taxes. The increase in the GMIB reinsurance contract's fair value under SFAS No. 157 was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of SFAS No. 157.



     On February 12, 2008, the FASB issued FSP SFAS No. 157-2, which deferred the effective date of SFAS No. 157 for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delays until December 31, 2009 the application of SFAS No. 157 to the Company's annual impairment testing of other intangible assets but would require adoption in an earlier interim period in 2009 if circumstances would be indicative of an impairment event. Management does not anticipate adoption of this FSP to have significant impact on the methodologies used to measure fair value for these impairment assessments.


     On October 10, 2008, the FASB issued FSP SFAS No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP SFAS No. 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued. Significant liquidity constraints that emerged in fourth quarter 2008 in the market for commercial mortgage-backed securities ("CMBS") resulted in the Company's adoption of this clarification for purpose of measuring the fair value of its CMBS portfolio at December 31, 2008. As a result, management concluded that an adjusted discounted cash flow methodology that maximizes the use of relevant observable inputs would produce a more representative measure of the fair value of CMBS at December 31, 2008 as compared to matrix pricing and broker quotes used at prior measurement dates

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




and that now would require significant adjustments. The determination of fair value also considered the very limited, yet observable, CMBS transactions that occurred in fourth quarter 2008. At December 31, 2008, the fair value of the Company's CMBS portfolio was $403.1 million.

     Effective January 1, 2008, the Company adopted SFAS No. 141(R), "Business Combinations (revised 2007)," to be applied prospectively for all future acquisitions. While retaining the requirement of SFAS No. 141, "Business Combinations," to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:

     - The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,

     - Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and




     - The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.


     In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1 "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FSP SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the Board time to consider a number of significant issues relating to the implementation of SOP 07-1.

     Effective January 1, 2007, and as more fully described in Note 14 herein, the Company adopted FASB Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, no adjustment to the January 1, 2007 retained earnings for unrecognized tax benefits was required by the Company.

     On January 1, 2007, the Company adopted the AICPA's SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




within the contract. If determined that a substantial change has occurred, the related DAC, value of business acquired ("VOBA") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on the Company's consolidated results of operations or financial position.

     On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or underfunded status of such benefit plans as an asset or liability in the consolidated balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 did not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

     As required by SFAS No. 158, the $9.9 million impact of initial adoption, net of income tax, was reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension at December 31, 2006 reduced total assets by approximately $2.8 million, principally due to the $5.3 million decrease in income taxes receivable partially offset by the $2.5 million increase in prepaid pension cost and the $12.7 million decrease in total liabilities, principally due to the decrease in benefit plan liabilities.

     SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 had no impact on the Company, as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.


     On January 1, 2006, AXA Financial Group, including the Company, adopted SFAS No. 123(R), "Share-Based Payment," which requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of AXA Financial Group's equity-classified award programs for which no cost previously would have been charged to net earnings in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes for 2006 was $5.8 million lower and consolidated net earnings for 2006 was $3.8 million lower than if these plans had continued to be accounted for under APB No. 25.



     AXA Financial Group used the "modified prospective method," applying the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. Beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 were recognized in the Company's consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.


     AXA Financial Group, including the Company, also elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the FASB in FSP FAS No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under U.S. GAAP. In the event that a shortfall of tax benefits occurs during a reporting period (i.e., tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2008, 2007 and 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.


  NEW ACCOUNTING PRONOUNCEMENTS


     On December 30, 2008, the FASB issued FSP FAS 132(R)-1, "Disclosures about Employers' Postretirement Benefit Plan Assets". The FSP amended FAS 132(R), "Disclosure about Plan Assets," to require additional disclosures about assets held in an employer's defined benefit pension or other postretirement plans, including disclosures about fair value measures similar to those of SFAS No.
157. The FSP is effective prospectively for fiscal years ending after December 15, 2009.


     On March 19, 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (an amendment of FASB Statement No. 133), which requires enhanced disclosures of an entity's objectives and strategies for using derivatives, including tabular presentation of fair value amounts, gains and losses, and related hedged items, with appropriate cross-referencing to the financial statements. SFAS No. 161 is effective for interim and annual reporting periods beginning January 1, 2009.

  CLOSED BLOCK

     As a result of demutualization, the Closed Block was established in 1998 for the benefit of certain individuals' participating policies in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY Life. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company had developed an actuarial calculation of the expected timing of its Closed Block earnings. Further, in connection with the acquisition of MONY (the "MONY Acquisition"), AXA Financial Group has developed a revised actuarial calculation of the expected timing of the Company's Closed Block earnings as of July 1, 2004.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC and VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

  INVESTMENTS

     The carrying values of fixed maturities identified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Valuation allowances are netted against the asset categories to which they apply.

     Policy loans are stated at unpaid principal balances.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




     Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under FIN 46(R) are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included with Other equity investments. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities include common stock classified as available for sale securities, are carried at fair value and are included in Other equity investments with unrealized gains and losses reported as a separate component of other comprehensive loss in Shareholder's equity.

     COLI is purchased by the Company on the lives of certain key employees under which certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2008 and 2007, the carrying value of COLI was $216.3 million and $213.7 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Units held in AllianceBernstein L.P. ("AllianceBernstein"), an affiliate, are carried on the equity method and reported in Other invested assets.

     Short-term investments are stated at amortized cost that approximates fair value and are included with Other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the consolidated financial statements on a trade date basis.

  DERIVATIVES

     All derivatives outstanding are recognized on the balance sheet at their fair values; there were no derivatives, other than the reinsurance contracts covering GMIB exposure, outstanding at December 31, 2008. All gains and losses on derivatives, other than the reinsurance contracts covering GMIB exposure, are reported in Net investment income. Changes in GMIB reinsurance contracts' fair values are reported in Commissions, fees and other income.

  NET INVESTMENT INCOME, INVESTMENT GAINS (LOSSES), NET AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses).

     Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Closed Block policyholder dividend obligation, DAC and VOBA related to universal life and investment-type products and participating traditional life contracts.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:


     Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.



     Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.



     Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.


     Fair value measurements classified as Level 1 include exchange-traded prices of debt and equity securities, over-the-counter market prices of actively-traded derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. At December 31, 2008, investments classified as Level 2 comprised approximately 69.2% of invested assets measured at fair value on a recurring basis and primarily included U.S. government and agency securities and certain corporate debt securities. As market quotes generally are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values for which the significant inputs are sourced either directly or indirectly from market observable data.

     At December 31, 2008, approximately $131.8 million amortized cost of CMBS securities were transferred from Level 2 to Level 3 classification. Through third quarter 2008, pricing of these securities was sourced from a third party service, whose process placed significant reliance on market trading activity. In fourth quarter 2008, the lack of sufficient observable CMBS trading data and significant volatility in the pricing of isolated trades, made it difficult, at best, to validate prices of CMBS securities below the senior AAA tranche for which limited trading continued. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs. To provide for consideration of fourth quarter market transactions, the fair value measures of these CMBS securities at December 31, 2008 attributed a 10% weighting to the pricing sourced from the third party service. This weighting of multiple valuation techniques is permitted by both SFAS No. 157 and FSP FAS 157-3 and produces a more representative measure of the fair values of these CMB securities in the circumstances. The fair value of these CMBS securities at December 31, 2008 was approximately $106.8 million. The Level 2 classification continues to include approximately $258.2 million AAA-rated mortgage- and asset-backed securities, including AAA senior CMBS, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently volatile, market activity in these sectors.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




     Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. In addition to the CMBS securities described above, included in the Level 3 classification at December 31, 2008 were approximately $187.7 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate the pricing of investments classified as Level 3, including back-testing to historical prices, benchmarking to similar securities, and internal review by a valuation committee. Level 3 also includes the GMIB reinsurance asset, which is accounted for as a derivative in accordance with SFAS No. 133. The GMIB reinsurance asset reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the asset just described incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of Separate Account funds.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses.

     In many cases, the fair value cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments were not material at December 31, 2008 and 2007.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

     The fair values for the Company's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, are determined using projected cash flows discounted at rates reflecting expected current offering rates.

     The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums related in proportion to the amount of reinsurance protection provided.

  DAC AND VOBA

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     VOBA, which arose from the MONY Acquisition, was established in accordance with business combination purchase accounting guidance. VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)





return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2008, the average gross short-term and long-term annual return estimate is 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% ((2.3%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2008, current projections of future average gross market returns assume a 9.0% return for 2009 through 2013, which is within the maximum and minimum limitations.


     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

     Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.



     For participating traditional life policies (substantially all of which are in the Closed Block), DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2008, the average rate of assumed investment yields, excluding policy loans was 5.0%. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC and VOBA of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

  POLICYHOLDERS' ACCOUNT BALANCES AND FUTURE POLICY BENEFITS

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)





     The Company issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.


     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 6.0% for life insurance liabilities and from 2.5% to 6.75% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumption as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

  POLICYHOLDERS' DIVIDENDS

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by MONY Life's board of directors. The aggregate amount of

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate levels of statutory surplus to be retained by MONY Life.

     At December 31, 2008, participating policies, including those in the Closed Block, represent approximately 18.0% ($19.40 billion) of directly written life insurance in-force, net of amounts ceded.

  SEPARATE ACCOUNTS


     Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts' assets are subject to General Account claims only to the extent Separate Accounts' assets exceed Separate Accounts' liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of one Separate Account are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in this Separate Account is passed through to policyholders. Investment assets in this Separate Account principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.


     The investment results of Separate Accounts including unrealized (losses) gains on which the Company does not bear the investment risk are reflected directly in Separate Accounts' liabilities and are not reported in revenues in the statements of earnings. For 2008, 2007, and 2006, investment results of such Separate Accounts were (losses) gains of $(960.0) million, $308.5 million and $436.1 million, respectively.


     Deposits to Separate Accounts are reported as increases in Separate Accounts' liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.


  OTHER INTANGIBLE ASSET

     The insurance distribution network intangible asset, related to USFL as part of the MONY Acquisition, prior to writedown in 2007 was amortized on a straight-line basis with an estimated useful life of 15 years.

  OTHER ACCOUNTING POLICIES

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     MONY Life filed a consolidated Federal income tax return with its life subsidiaries. MONY Life's non-life subsidiaries file a separate consolidated Federal income tax return. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)





and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Discontinued operations include real estate held-for-sale.


     Real estate investments meeting the following criteria are classified as real estate held-for-sale:




     - Management having the authority to approve the action commits the organization to a plan to sell the property.





     - The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.





     - An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.





     - The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.



     - The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.



     - Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.


     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     Real estate held-for-sale is included in Other assets in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2008 were not significant.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3) INVESTMENTS


  FIXED MATURITIES AND EQUITY SECURITIES

     The following table provides additional information relating to fixed maturities and equity securities.


                                                       GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED
                                           COST        GAINS       LOSSES     FAIR VALUE
                                        ---------   ----------   ----------   ----------
                                                          (IN MILLIONS)
DECEMBER 31, 2008
Fixed Maturities:
  Available for Sale:
     Corporate........................   $6,149.2     $ 40.4       $598.7      $5,590.9
     Mortgage and Asset Backed........      791.9        5.7        163.5         634.1
     U.S. Treasury, government and
       agency securities..............      362.7       54.2           --         416.9
     State and political
       subdivisions...................       11.3         --           .3          11.0
     Foreign governments..............       54.6        5.5           --          60.1
     Redeemable preferred stock.......      454.0         --        200.9         253.1
                                         --------     ------       ------      --------
       Total Available for Sale.......   $7,823.7     $105.8       $963.4      $6,966.1
                                         ========     ======       ======      ========
Equity Securities:
  Available for Sale..................   $    4.7     $   .1       $   --      $    4.8
                                         ========     ======       ======      ========
DECEMBER 31, 2007
Fixed Maturities:
  Available for Sale:
     Corporate........................   $6,360.8     $ 49.0       $ 99.9      $6,309.9
     Mortgage and Asset Backed........      896.3        2.3         80.7         817.9
     U.S. Treasury, government and
       agency securities..............      469.8       21.4           --         491.2
     States and political
       subdivisions...................       11.3         .6           --          11.9
     Foreign governments..............       69.9        2.2           --          72.1
     Redeemable preferred stock.......      424.3         .5         46.6         378.2
                                         --------     ------       ------      --------
       Total Available for Sale.......   $8,232.4     $ 76.0       $227.2      $8,081.2
                                         ========     ======       ======      ========
Equity Securities:
  Available for Sale..................   $   15.7     $   .4       $   --      $   16.1
                                         ========     ======       ======      ========




     The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3) INVESTMENTS (CONTINUED)




     The breakout of fixed maturities balances at December 31, 2008 by contractual maturity year is shown below:


                                                           AVAILABLE FOR SALE
                                                      ---------------------------
                                                      AMORTIZED COST   FAIR VALUE
                                                      --------------   ----------
                                                             (IN MILLIONS)
Due in one year or less.............................     $  315.7       $  315.4
Due in years two through five.......................      1,940.4        1,844.9
Due in years six through ten........................      3,592.5        3,201.1
Due after ten years.................................        729.2          717.5
                                                         --------       --------
  Subtotal..........................................      6,577.8        6,078.9
Mortgage and Asset Backed securities................        791.9          634.1
                                                         --------       --------
Total...............................................     $7,369.7       $6,713.0
                                                         ========       ========




     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.




     The following table discloses fixed maturities (733 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2008:


                                    LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                  -----------------------   -----------------------   -----------------------
                                                  GROSS                     GROSS                     GROSS
                                               UNREALIZED                UNREALIZED                UNREALIZED
                                  FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                  ----------   ----------   ----------   ----------   ----------   ----------
                                                                 (IN MILLIONS)
Fixed Maturities:
  Corporate.....................   $3,088.4      $(321.0)    $1,259.8      $(277.7)    $4,348.2      $(598.7)
  Mortgage and Asset Backed.....       79.0         (7.4)       353.4       (156.1)       432.4       (163.5)
  U.S. Treasury, government and
     agency securities..........         --           --           --           --           --           --
  States and political
     subdivisions...............       11.0          (.3)          --           --         11.0          (.3)
  Foreign governments...........         --           --           --           --                        --
  Redeemable preferred stock....       21.1        (13.2)       232.0       (187.7)       253.1       (200.9)
                                   --------      -------     --------      -------     --------      -------
Total Temporarily Impaired
  Securities....................   $3,199.5      $(341.9)    $1,845.2      $(621.5)    $5,044.7      $(963.4)
                                   ========      =======     ========      =======     ========      =======




     The Company's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3) INVESTMENTS (CONTINUED)



Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2008, approximately $329.4 million, or 4.2%, of the $7,823.7 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2008, the Company owned $16.8 million in RMBS backed by subprime residential mortgage loans, approximately 66% rated AAA, and zero in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2008, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5.9 million.

  MORTGAGE LOANS

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero and $2.7 million at December 31, 2008 and 2007, respectively. Gross interest income on these loans included in net investment income aggregated $0.1 million, $0.2 million and $0.3 million for 2008, 2007 and 2006, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0.1 million, $0.3 million and $0.3 million for 2008, 2007 and 2006, respectively.


     There were no impaired mortgage loans at December 31, 2008. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2007 follow:



                                                                DECEMBER 31,
                                                                    2007
                                                               -------------
                                                               (IN MILLIONS)
Impaired mortgage loans with investment valuation
  allowances.................................................       $ --
Impaired mortgage loans without investment valuation
  allowances.................................................        2.7
                                                                    ----
Recorded investment in impaired mortgage loans...............        2.7
Investment valuation allowances..............................         --
                                                                    ----
Net Impaired Mortgage Loans..................................       $2.7
                                                                    ====




     During 2008, 2007 and 2006, respectively, the Company's average recorded investment in impaired mortgage loans was $1.6 million, $4.0 million and $20.6 million. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.2 million and 1.8 million for 2008, 2007 and 2006, respectively.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3) INVESTMENTS (CONTINUED)




     Investment valuation allowances for mortgage loans and changes thereto follow:

                                                               2007   2006
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)
Balance, beginning of year..................................  $ 1.7   $1.6
Additions charged to income.................................     --     .1
Deductions for writedowns and asset dispositions............   (1.7)    --
                                                              -----   ----
Balance, End of Year........................................  $  --   $1.7
                                                              =====   ====



     There were no investment valuation allowances for mortgage loans on real estate in 2008.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2008 and 2007, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

  EQUITY REAL ESTATE

     At December 31, 2008 and 2007, respectively, the Company had no real estate acquired in satisfaction of debt.

  EQUITY METHOD INVESTMENTS


     Included in other equity investments are interests in limited partnership interests under the equity method with a total carrying value of $138.4 million and $160.5 million, respectively, at December 31, 2008 and 2007. The Company's total equity in net (losses) earnings for these limited partnership interests was $(8.9) million, $21.4 million and $16.9 million for 2008, 2007 and 2006, respectively.


  OTHER INVESTED ASSETS


     Included in Other invested assets is the Company's ownership of AllianceBernstein Units, a related party. In December 2008, the Company purchased, at fair value, 3.8 million AllianceBernstein Units from AXA Equitable Life Insurance Company ("AXA Equitable"). The Company paid $70.0 million for these units and recorded additional paid-in capital of $23.0 million representing the excess of AXA Equitable's carrying value in AllianceBernstein Units over the purchase price paid based upon the average market price of the units over the ten day trading period from December 15, 2008 through December 29, 2008. At December 31, 2008, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. was approximately 62.4%.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3) INVESTMENTS (CONTINUED)




     The following presents the Company's investment in 9.4 million units in AllianceBernstein, an affiliate:




                                                             ALLIANCEBERNSTEIN
                                                                   UNITS
                                                             -----------------
                                                               (IN MILLIONS)
Balance at January 1, 2007.................................        $226.8
Equity in net earnings.....................................          26.9
Dividends received.........................................         (29.3)
Amortization of other intangible assets....................           (.7)
                                                                   ------
Balance at December 31, 2007...............................         223.7
Purchase of units..........................................          93.0
Equity in net earnings.....................................          17.9
Dividends received.........................................         (21.7)
Amortization of other intangible assets....................           (.7)
                                                                   ------
Balance at December 31, 2008...............................        $312.2
                                                                   ======







4) OTHER INTANGIBLE ASSETS


     The following presents a summary of other intangible assets as of December 31, 2008 and 2007 related to the MONY Acquisition:


                                                    GROSS     ACCUMULATED
                                                  CARRYING    AMORTIZATION
                                                   AMOUNT    AND OTHER (1)     NET
                                                  --------   -------------   ------
                                                            (IN MILLIONS)
DECEMBER 31, 2008
VOBA............................................   $868.8       $(236.0)     $632.8
                                                   ======       =======      ======
DECEMBER 31, 2007(2)
VOBA............................................   $868.8       $(297.1)     $571.7
                                                   ======       =======      ======






--------


   (1) Includes reactivity to unrealized investment gains/losses and impact of the December 31, 2005 MODCO recapture.



   (2) Excludes USFL's intangible asset of $30.4 million, written off in 2007.


     For 2008, 2007 and 2006, total amortization expense related to these intangible assets was $83.2 million, $84.1 million and $95.8 million, respectively. VOBA amortization is estimated to range between $93.5 million and $45.6 million annually through 2013.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



5) CLOSED BLOCK


     Summarized financial information for the Closed Block is as follows:


                                                              DECEMBER 31,
                                                          -------------------
                                                            2008       2007
                                                          --------   --------
                                                             (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances
  and other.............................................  $6,957.2   $7,072.0
Policyholder dividend obligation........................       6.5      129.4
Other liabilities.......................................      40.4       48.1
                                                          --------   --------
Total Closed Block liabilities..........................   7,004.1    7,249.5
                                                          --------   --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value
  (amortized cost of $3,986.7 and $4,106.4).............   3,650.6    4,082.5
Mortgage loans on real estate...........................     885.5      810.3
Policy loans............................................     940.2      951.3
Cash and other invested assets..........................      84.7      152.6
Other assets............................................     355.4      261.5
                                                          --------   --------
Total assets designated to the Closed Block.............   5,916.4    6,258.2
                                                          --------   --------
Excess of Closed Block liabilities over assets
  designated to the Closed Block........................   1,087.7      991.3
Amounts included in accumulated other comprehensive
  income:
     Net unrealized investment (losses) gains net of
       deferred tax benefit of $81.5 and $0 and net of
       policyholder dividend obligation of $103.3 and
       $23.9............................................    (151.4)        --
                                                          --------   --------
Maximum Future Earnings To Be Recognized From
  Closed Block Assets and Liabilities...................  $  936.3   $  991.3
                                                          ========   ========


                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



5) CLOSED BLOCK (CONTINUED)




     MONY Life Closed Block revenues and expenses follow:


                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
REVENUES:
Premiums and other income...........................  $333.3   $340.4   $363.0
Investment income (net of investment expenses of $0,
  $6.5, and $6.3)...................................   339.5    344.9    342.0
Investment losses, net..............................   (42.3)    (1.3)    (2.0)
                                                      ------   ------   ------
Total revenues......................................   630.5    684.0    703.0
                                                      ------   ------   ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends...............   542.2    587.1    604.5
Other operating costs and expenses..................     3.6      3.8      4.0
                                                      ------   ------   ------
Total benefits and other deductions.................   545.8    590.9    608.5
                                                      ------   ------   ------
Net revenues before income taxes....................    84.7     93.1     94.5
Income taxes........................................   (29.7)   (32.5)   (33.0)
                                                      ------   ------   ------
Net Revenues........................................  $ 55.0   $ 60.6   $ 61.5
                                                      ======   ======   ======




     Reconciliation of the MONY Life policyholder dividend obligation follows:

                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Balance, beginning of year................................  $129.4   $109.6
Applicable to net (losses) revenues.......................   (43.5)     3.4
(Increase) decrease in unrealized investment losses.......   (79.4)    16.4
                                                            ------   ------
Balance, End of Year......................................  $  6.5   $129.4
                                                            ======   ======



     There were no impaired mortgage loans at December 31, 2008 and 2007.

     During 2008, 2007 and 2006, MONY Life's Closed Block's average recorded investment in impaired mortgage loans were zero, $0.1 million and $0.6 million, respectively. No interest income was recognized on impaired mortgage loans in 2008, 2007 and 2006.


     There were no valuation allowances on mortgage loans on real estate at December 31, 2008 and 2007. Writedowns of fixed maturities amounted to $46.3 million, $5.1 million and $4.7 million for 2008, 2007 and 2006, respectively.


     At December 31, 2008 and 2007, the carrying values and fair values of mortgage loans on real estate were $885.5 million and $805.9 million and $810.3 million and $796.4 million, respectively.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



6) FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS


     Assets and liabilities measured at fair value on a recurring basis are presented below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2008



                                             LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                            --------   --------   -------   --------
                                                          (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale.....  $   50.6   $6,309.4    $606.1   $6,966.1
  Other equity investments................       4.0         --        .8        4.8
  Other invested assets...................        --      217.3        --      217.3
Loans to affiliates.......................        --       45.3        --       45.3
Cash equivalents..........................     305.5         --        --      305.5
GMIB reinsurance contracts................        --         --       8.3        8.3
Separate Accounts' assets.................   1,964.1       22.8        .4    1,987.3
                                            --------   --------    ------   --------
     Total Assets.........................  $2,324.2   $6,594.8    $615.6   $9,534.6
                                            ========   ========    ======   ========






     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2008:


                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)



                                           FIXED
                                        MATURITIES      OTHER          GMIB      SEPARATE
                                         AVAILABLE      EQUITY     REINSURANCE   ACCOUNTS
                                         FOR SALE    INVESTMENTS      ASSET       ASSETS
                                        ----------   -----------   -----------   --------
BALANCE, DEC. 31, 2007................    $ 595.3        $.8          $ (.1)        $.4
  Impact of adopting SFAS No. 157,
     included in earnings.............         --         --           (1.4)         --
                                          -------        ---          -----         ---
BALANCE, JAN. 1, 2008.................      595.3         .8           (1.5)         .4
                                          -------        ---          -----         ---
  Total gains (losses), realized and
     unrealized, included in:
     Earnings as:
       Net investment income..........       (1.2)        --             --          --
       Investment (losses) gains,
          net.........................      (28.4)        --             --          --
       Commissions, fees and other
          income......................         --         --            9.0          --
       Policyholders' benefits........         --         --             --          --
                                          -------        ---          -----         ---
          Subtotal....................      (29.6)        --            9.0          --
                                          -------        ---          -----         ---
     Other comprehensive income.......     (106.2)        --             --          --
  Purchases/issuances and
     sales/settlements, net...........      (38.6)        --             .8          --
  Transfers into/out of Level 3(1)....      185.2         --             --          --
                                          -------        ---          -----         ---
  BALANCE, DEC. 31, 2008..............    $ 606.1        $.8          $ 8.3         $.4
                                          =======        ===          =====         ===




--------

   (1) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



6) FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS (CONTINUED)





     The table below details changes in unrealized gains (losses) for 2008 by category for Level 3 assets and liabilities still held at December 31, 2008:



                                                      EARNINGS:
                                                    COMMISSIONS,       OTHER
                                                      FEES AND     COMPREHENSIVE
                                                    OTHER INCOME       INCOME
                                                    ------------   -------------
                                                            (IN MILLIONS)
STILL HELD AT DECEMBER 31, 2008:
  CHANGE IN UNREALIZED GAINS OR LOSSES
     Fixed maturities available for sale..........      $ --          $(107.3)
     Other equity investments.....................        --               --
     Other invested assets........................        --               --
     Cash equivalents.............................        --               --
     Segregated securities........................        --               --
     GMIB reinsurance contracts...................       9.0               --
     Separate Accounts' assets....................        --               --
                                                        ----          -------
       Total......................................      $9.0          $(107.3)
                                                        ====          =======





     Fair value measurements are required on a non-recurring basis for certain assets, including mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2008, there were no assets measured at fair value on a non-recurring basis.



     The carrying values and fair values for financial instruments not previously disclosed in Notes 3 and 9 of Notes to Consolidated Financial Statements are presented below:



                                                           DECEMBER 31,
                                          ---------------------------------------------
                                                   2008                    2007
                                          ---------------------   ---------------------
                                          CARRYING                CARRYING
                                            VALUE    FAIR VALUE     VALUE    FAIR VALUE
                                          --------   ----------   --------   ----------
                                                          (IN MILLIONS)
Mortgage loans on real estate...........  $1,500.1    $1,415.0    $1,479.8    $1,470.1
Other limited partnership interests.....     138.4       138.4       160.5       160.5
Policyholders liabilities:
Investment contracts....................     687.5       705.4       698.6       729.7
Long-term debt..........................       1.9         2.0         1.9         2.7






7) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES


  A) VARIABLE ANNUITY CONTRACTS -- GMDB AND GMIB

     The Company has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:


     - Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);



     - Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



  7) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES (CONTINUED)





     - Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or





     - Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.


     The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                        GMDB   GMIB   TOTAL
                                                       -----   ----   -----
                                                           (IN MILLIONS)
Balance at January 1, 2006...........................  $  .6   $ .2   $  .8
  Paid guarantee benefits............................   (2.6)    --    (2.6)
  Other changes in reserve...........................    2.6     .2     2.8
                                                       -----   ----   -----
Balance at December 31, 2006.........................     .6     .4     1.0
  Paid guarantee benefits............................   (1.6)    --    (1.6)
  Other changes in reserve...........................    2.2     .1     2.3
                                                       -----   ----   -----
Balance at December 31, 2007.........................    1.2     .5     1.7
  Paid guarantee benefits............................   (2.7)    --    (2.7)
  Other changes in reserve...........................    7.8    2.5    10.3
                                                       -----   ----   -----
Balance at December 31, 2008.........................  $ 6.3   $3.0   $ 9.3
                                                       =====   ====   =====






     Related GMDB reinsurance ceded amounts were:


                                                                   GMDB
                                                              -------------
                                                              (IN MILLIONS)
Balance at January 1, 2006..................................       $ .2
  Paid guarantee benefits ceded.............................        (.1)
  Other changes in reserve..................................         .5
                                                                   ----
Balance at December 31, 2006................................         .6
  Paid guarantee benefits ceded.............................        (.3)
  Other changes in reserve..................................         .9
                                                                   ----
Balance at December 31, 2007................................        1.2
  Paid guarantee benefits ceded.............................        (.7)
  Other changes in reserve..................................        2.2
                                                                   ----
Balance at December 31, 2008................................       $2.7
                                                                   ====




     The December 31, 2008 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



7) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES (CONTINUED)



purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                             RETURN OF
                                              PREMIUM    RATCHET   ROLL-UP   COMBO    TOTAL
                                             ---------   -------   -------   -----   ------
                                                              (IN MILLIONS)
GMDB:
  Account values invested in:
     General Account.......................    $ 160      $ 257       N/A    $  28   $  445
     Separate Accounts.....................    $ 489      $ 726       N/A    $  93   $1,308
  Net amount at risk, gross................    $  29      $ 334       N/A    $  53   $  416
  Net amount at risk, net of amounts
     reinsured.............................    $  29      $ 258       N/A    $   9   $  296
  Average attained age of contractholders..     63.5       63.5       N/A     63.0     63.5
  Percentage of contractholders over age
     70....................................     20.5%      20.1%      N/A     15.5%    20.1%
  Range of contractually specified interest
     rates.................................      N/A        N/A       N/A      5.0%     5.0%
GMIB:
  Account values invested in:
     General Account.......................      N/A        N/A      $ 28      N/A   $   28
     Separate Accounts.....................      N/A        N/A      $ 94      N/A   $   94
  Net amount at risk, gross................      N/A        N/A      $ 14      N/A   $   14
  Net amount at risk, net of amounts
     reinsured.............................      N/A        N/A      $ --      N/A   $   --
  Weighted average years remaining until
     annuitization.........................      N/A        N/A       3.6      N/A      3.6
  Range of contractually specified interest
     rates.................................      N/A        N/A       5.0%     N/A      5.0%




  B) SEPARATE ACCOUNT INVESTMENTS BY INVESTMENT CATEGORY UNDERLYING GMDB AND GMIB FEATURES


     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount at risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



7) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES (CONTINUED)





GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS


                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
GMDB:
  Equity..................................................  $  973   $1,979
  Fixed income............................................     219      302
  Balanced................................................      27       45
  Other...................................................      89       91
                                                            ------   ------
  Total...................................................  $1,308   $2,417
                                                            ======   ======
GMIB:
  Equity..................................................  $   69   $  134
  Fixed income............................................      19       24
  Other...................................................       6        7
                                                            ------   ------
  Total...................................................  $   94   $  165
                                                            ======   ======




  C) VARIABLE AND INTEREST-SENSITIVE LIFE INSURANCE POLICIES -- NO LAPSE
     GUARANTEE



     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2008 and 2007, the Company had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in Future policy benefits and other policyholders liabilities.



8) REINSURANCE AGREEMENTS



     The Company used a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is obligated to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, the Company remained contingently liable for all benefits payable should the reinsurers fail to meet their obligations to the Company. Life insurance business written by the Company was ceded under various reinsurance contracts. The Company's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, the Company retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of the Company's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MONY variable annuity were similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



8) REINSURANCE AGREEMENTS (CONTINUED)





     The Company reinsures most of its new variable life and universal life policies on an excess of retention basis, retaining up to a maximum of $4.0 million on each single-life policy and $6.0 million on each second-to-die policy. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable up to a combined maximum of $25.0 million on single-life policies and $30.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. In addition, for business underwritten by USFL, amounts in excess of its retention were ceded on a yearly renewable term basis; in 2006, the maximum retention amounts were $1.5 million for single life policies and $2.0 million for second-to-die policies. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.


     Since September 2006, the no lapse guarantee riders on the new variable life product have been reinsured on a 90% first dollar quota share basis through AXA Financial (Bermuda), LTD ("AXA Bermuda"), a wholly owned subsidiary of AEFS LLC.

     At December 31, 2008 and 2007, respectively, reinsurance recoverables related to insurance contracts amounted to $1,233.1 million and $1,143.4 million, of which $344.9 million and $345.6 million relates to one specific reinsurer and $441.6 million and $393.7 million to AXA Bermuda.

     The following table summarizes the effect of reinsurance:


                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Direct premiums...................................  $ 738.5   $ 773.8   $ 805.5
Reinsurance assumed...............................      3.5      11.0      11.1
Reinsurance ceded.................................   (300.4)   (321.4)   (318.7)
                                                    -------   -------   -------
Premiums..........................................  $ 441.6   $ 463.4   $ 497.9
                                                    =======   =======   =======
Universal Life and Investment-type Product Policy
  Fee Income Ceded................................  $  47.8   $  47.0   $  46.4
                                                    =======   =======   =======
Policyholders' Benefits Ceded.....................  $ 363.1   $ 319.6   $ 362.7
                                                    =======   =======   =======




  INDIVIDUAL DISABILITY INCOME AND MAJOR MEDICAL

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $0.6 million and $0.5 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, respectively, $382.4 million and $345.6 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                           2008   2007   2006
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Incurred benefits related to current year................   $.2    $.2    $.2
Incurred benefits related to prior years.................    .1     --     --
                                                            ---    ---    ---
Total Incurred Benefits..................................   $.3    $.2    $.2
                                                            ===    ===    ===
Benefits paid related to current year....................   $.1    $.1    $.2
Benefits paid related to prior years.....................    .2     .2     .1
                                                            ---    ---    ---
Total Benefits Paid......................................   $.3    $.3    $.3
                                                            ===    ===    ===


                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



9) SHORT TERM AND LONG-TERM DEBT


  SHORT-TERM DEBT


     On July 17, 2008, MONY Life was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides MONY Life access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, MONY Life purchased $3.5 million of stock to meet its membership requirement. Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. MONY Life's borrowing capacity with FHLBNY is $250.0 million. As a member of FHLBNY, MONY Life can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2008, there were no outstanding borrowings from FHLBNY.


  LONG-TERM DEBT

     At both December 31, 2008 and 2007, the Company's long-term debt consisted of $1.9 million of 11.25% surplus notes that mature in 2024.




10) RELATED PARTY TRANSACTIONS


     The Company participates in certain service agreements with AXA Equitable for personnel services, employee benefits, facilities, supplies and equipment that are provided to the Company to conduct its business. The associated costs related to the service agreements are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support the Company. As a result of such allocations, the Company incurred expenses of $148.8 million, $108.2 million and $72.4 million for 2008, 2007 and 2006, respectively. The Company reported a receivable from AXA Equitable of $4.8 million and $13.6 million in connection with its service agreements at December 31, 2008 and 2007, respectively.

     In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with affiliates. The expenses incurred by the Company related to these agreements were $9.3 million, $9.9 million and $10.0 million for 2008, 2007 and 2006, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable and, beginning in 2008, to MLOA on a one-year term basis. Premiums earned in 2008 under this arrangement totaled approximately $2.5 million. Claims and expenses paid in 2008 totaled approximately $2.2 million.

     As more fully described in Note 8 in Notes to Consolidated Financial Statements, the Company ceded new variable and universal life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda.

     Effective December 31, 2004, USFL reinsured certain of its term life insurance policies with AXA Bermuda.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



10) RELATED PARTY TRANSACTIONS (CONTINUED)




     The statements of earnings include certain revenues and expenses ceded to AXA Bermuda under the co-insurance agreement as follows:


                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
REVENUES:
Premiums..........................................  $(166.0)  $(179.8)  $(173.9)
Other Income......................................     36.4      37.6      30.9
                                                    -------   -------   -------
  Total revenues..................................   (129.6)   (142.2)   (143.0)
                                                    -------   -------   -------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits...........................   (163.7)   (166.3)   (167.8)
Amortization of DAC and VOBA......................     (5.6)     (5.5)     (6.0)
                                                    -------   -------   -------
  Total benefits and other deductions.............   (169.3)   (171.8)   (173.8)
                                                    -------   -------   -------
Earnings From Continuing Operations Before Income
  Taxes...........................................  $  39.7   $  29.6   $  30.8
                                                    =======   =======   =======




     The Company recorded a payable of $1.7 million and $15.4 million to AXA Bermuda in connection with the co-insurance agreement at December 31, 2008 and 2007, respectively.


11) EMPLOYEE BENEFIT PLANS


     MONY Life has a qualified pension plan covering substantially all of the Company's former salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service; (ii) the employee's final average annual compensation; and (iii) wage bases or benefits under Social Security; and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC. MONY Life uses a December 31 measurement date for its pension plans and postretirement benefits.

     On June 27, 2008, AXA Financial announced certain benefit plans changes. Subject to specific grandfathering provisions, active participants in certain MONY Life retirement plans will accrue future benefits under formulas the same as or similar to those provided under AXA Equitable plans. Some of these changes were effective as of October 1, 2008 while others took effect as of January 1, 2009. Also, retiree life coverage for former MONY Life employees and sales force will be adjusted to the standard amount offered under the AXA Equitable Group Life Insurance Plan as of January 1, 2009, subject to certain grandfathering provisions.

     During March 2006, all of the assets of the qualified pension plan invested in the MONY Pooled Accounts were transferred to separately managed accounts. Benefits of $32.1 million, $35.0 million and $31.5 million were paid by this plan for 2008, 2007 and 2006, respectively.


     MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service ("IRS") limits to certain former employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's General Account.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



11) EMPLOYEE BENEFIT PLANS (CONTINUED)




     Components of net periodic expense for the Company's qualified and non-qualified plans were as follows:


                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Service cost........................................  $  7.2   $  8.4   $  8.8
Interest cost on projected benefit obligations......    28.5     28.3     26.2
Expected return on assets...........................   (33.3)   (34.4)   (32.4)
Net amortization and deferrals......................    (1.0)      .7       .3
                                                      ------   ------   ------
Net Periodic Pension Expense........................  $  1.4   $  3.0   $  2.9
                                                      ======   ======   ======




     The plans' Projected Benefit Obligations ("PBO") under the Company's qualified and non-qualified plans were comprised of:

                                                            DECEMBER 31,
                                                          ---------------
                                                           2008     2007
                                                          ------   ------
                                                           (IN MILLIONS)
Benefit obligations, beginning of year..................  $467.8   $476.0
Service cost                                                 7.1      8.4
Interest cost                                               28.5     28.3
Plan amendments                                            (21.8)      --
Actuarial gains                                            (23.3)    (4.4)
Benefits paid                                              (36.5)   (40.5)
                                                          ------   ------
Benefit Obligations, End of Year........................  $421.8   $467.8
                                                          ======   ======





     At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition in the consolidated balance sheet of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The following table discloses the change in plan assets and the funded status of the Company's qualified pension plan:


                                                             DECEMBER 31,
                                                           ----------------
                                                             2008     2007
                                                           -------   ------
                                                             (IN MILLIONS)
Plan assets at fair value, beginning of year.............  $ 401.1   $414.4
Actual return on plan assets.............................   (159.4)    25.3
Benefits paid and fees...................................    (35.8)   (38.6)
                                                           -------   ------
Plan assets at fair value, end of year...................    205.9    401.1
PBO......................................................    421.8    467.8
                                                           -------   ------
Underfunding -- Excess of PBO over Plan Assets...........  $(215.9)  $(66.7)
                                                           =======   ======





     Amounts recognized in the accompanying balance sheets to reflect the funded status of these plans were accrued pension costs of $215.9 million at December 31, 2008 and prepaid and accrued pension costs of $5.3 million and $71.9 million, respectively, at December 31, 2007. The aggregate PBOs and fair value of plan assets for pension plans with PBOs in excess of plan assets were $421.8 million and $205.9 million, respectively, at December 31, 2008, and $71.9 million and zero, respectively, at December 31, 2007. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $388.8 million and $205.9 million, respectively, at December 31, 2008, and $59.8 million and zero, respectively, at

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



11) EMPLOYEE BENEFIT PLANS (CONTINUED)




December 31, 2007. The accumulated benefit obligations for all defined benefit pension plans were $388.8 million and $403.4 million at December 31, 2008 and 2007, respectively.



     Included in accumulated other comprehensive loss at December 31, 2008 is an unrecognized net actuarial loss and unrecognized prior service credit of $180.2 million and $20.3 million that have not yet been recognized as components of net periodic pension cost. The estimated net actuarial loss and prior service credit expected to be reclassified from accumulated other comprehensive loss and recognized as components of net periodic pension cost over the next year are $13.9 million and $(2.1) million, respectively. The following table discloses the fair value of plan asset category and the percentage of each investment category to total plan assets for the qualified plan of the Company.



                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                              FAIR VALUE     %     FAIR VALUE     %
                                              ----------   -----   ----------   -----
                                                       (DOLLARS IN MILLIONS)
Corporate and government debt securities....    $ 45.0      21.9     $ 42.4      10.6
                                                ------     -----     ------     -----
Equity securities...........................     152.8      74.2      350.6      87.4
Short-term investments......................       8.1       3.9        8.1       2.0
                                                ------     -----     ------     -----
Total Plan Assets...........................    $205.9     100.0     $401.1     100.0
                                                ======     =====     ======     =====




     Qualified pension plan assets declined approximately $195.2 million from December 31, 2007 to December 31, 2008, primarily due to the steep decline and volatility in equity markets, particularly during the latter part of 2008. During fourth quarter 2008, a short term hedge program was executed by the Company qualified pension plans to minimize further downside equity risk.

     The primary investment objective of the Company's qualified plan is to maximize return on assets, giving consideration to prudent risk. The asset allocation reflected in the table above at December 31, 2008 and 2007 is designed with a long-term investment horizon, based on target investment of 75% equities and 25% fixed income and short-term investments. Emphasis was given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return.


     In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% real estate and other investments. In anticipation of continued turbulence in the equity markets, management concluded it would be prudent to continue a hedging program for a period of one year, at which time the need for its continuance would be re-evaluated.


     The assumed discount rates for measurement of the benefit obligations at December 31, 2008 and 2007 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2008, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 6.50% disclosed below as having been used to measure the benefits obligation at December 31, 2008 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



11) EMPLOYEE BENEFIT PLANS (CONTINUED)




used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2008 and 2007.

                                                             2008       2007
                                                             ----       ----
Discount rate:
  Benefit obligation.......................................  6.50%      6.25%
  Periodic cost............................................  6.25%(1)   5.75%
Rate of compensation increase:
  Benefit obligation and periodic cost.....................  6.00%      6.00%
Expected long-term rate of return on plan assets (periodic
  cost)....................................................  8.50%      8.50%



--------

(1) For plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

     In developing the expected long-term rate of return assumption on plan assets, management considered the historical returns and future expectations for returns for each asset category of the plan portfolio. As noted above, in January 2009, the target asset allocation of the qualified pension plans was changed from the preceding years. Consequently, the long term rate of return assumption to be used for purpose of computing the expected return on plan assets component of 2009 pension expense will be approximately 6.75% to reflect lower expected returns on the reallocated plan asset portfolio.

     The Company provides certain health care and life insurance benefits for certain retired employees and field underwriters of the Company. Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

     Components of the Company's net postretirement benefits costs follow:


                                                         2008    2007    2006
                                                        -----   -----   -----
                                                            (IN MILLIONS)
Service costs.........................................  $  .1   $  .2   $ 1.6
Interest cost on accumulated postretirement benefits
  obligation..........................................    4.8     4.8     4.8
Net amortization and deferrals........................   (1.8)   (1.7)    (.4)
Other.................................................     --      --     7.5
                                                        -----   -----   -----
Net Periodic Postretirement Benefits Costs............  $ 3.1   $ 3.3   $13.5
                                                        =====   =====   =====


                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



11) EMPLOYEE BENEFIT PLANS (CONTINUED)




     The following table sets forth the changes in the accumulated benefits obligation of the Company's postretirement plans that is recognized in the accompanying consolidated financial statements:


                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Accumulated postretirement benefits obligation, beginning
  of year..................................................  $80.3   $92.5
Service cost...............................................     .1      .2
Interest cost..............................................    4.8     4.8
Benefits paid..............................................   (8.2)   (6.9)
Medicare Part D Subsidy....................................     --     (.8)
Actuarial gains............................................   (1.0)   (9.5)
Plan amendments............................................    (.8)     --
                                                             -----   -----
Accumulated Postretirement Benefits Obligation, End of
  Year.....................................................  $75.2   $80.3
                                                             =====   =====




     The following table discloses the amounts included in accumulated other comprehensive loss at December 31, 2008 and 2007 that have not yet been recognized as components of net periodic postretirement benefits cost.


                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Unrecognized net actuarial gain...........................  $(19.3)  $(20.0)
Unrecognized prior service credit.........................    (3.4)    (2.7)
                                                            ------   ------
  Total...................................................  $(22.7)  $(22.7)
                                                            ======   ======




     The estimated net actuarial loss and negative prior service cost estimated to be reclassified from accumulated other comprehensive loss and recognized as components of net periodic postretirement benefit cost over the next year are $1.3 million and $0.2 million, respectively.

     The assumed discount rates for measuring the postretirement benefit obligations at December 31, 2008 and 2007 were determined in substantially the same manner as earlier described for measuring the pension benefit obligations. The following table discloses the weighted-average assumptions used to measure the Company's postretirement benefit obligations and related net periodic cost at and for the years ended December 31, 2008 and 2007.

                                                             2008       2007
                                                             ----       ----
Discount rate:
  Benefit obligation.......................................  6.50%      6.25%
  Periodic cost............................................  6.25%(1)   5.75%



--------

(1) For plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

     In 1992, the Company announced a limit on the amount that would be contributed toward retiree healthcare. The Company's limit was reached in 2002. Thus, for 2003 and 2004, no healthcare cost trend was assumed since it had no material effect on the liability or expense of the postretirement healthcare plans. In 2005 and 2006, the postretirement healthcare plans of the Company reflected an anticipated subsidy from Medicare Part D, which is assumed to increase with the healthcare cost trend. Since the

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



11) EMPLOYEE BENEFIT PLANS (CONTINUED)




subsidy is used to offset the plans' obligations, an increase in the healthcare cost trend rate results in a decrease in the liability and the corresponding expense. If the healthcare cost trend rate assumptions were increased by 1.0%, the accumulated postretirement benefits obligation as of December 31, 2008 would be decreased by 0.6% and a decrease of 0.6% on the sum of the service cost and interest cost.

     The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2009, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2008 and include benefits attributable to estimated future employee service.


                                                         POSTRETIREMENT BENEFITS
                                           ---------------------------------------------------
                                                                        HEALTH
                                                       ---------------------------------------
                                                         GROSS        ESTIMATED         NET
                                 PENSION      LIFE     ESTIMATED   MEDICARE PART D   ESTIMATED
                                BENEFITS   INSURANCE    PAYMENT        SUBSIDY        PAYMENT
                                --------   ---------   ---------   ---------------   ---------
                                                         (IN MILLIONS)
2009..........................   $ 20.0      $ 2.0       $ 5.5           $1.0          $ 4.5
2010..........................     20.5        2.0         5.5            1.0            4.5
2011..........................     21.1        2.1         5.3            1.1            4.2
2012..........................     21.5        2.1         5.1            1.2            3.9
2013..........................     22.1        2.2         5.0            1.3            3.7
Years 2014-2018...............    126.3       11.2        22.2            7.4           14.8






12) SHARE-BASED AND OTHER COMPENSATION PROGRAMS



     For 2008, 2007 and 2006, respectively, the Company recognized compensation costs of $1.5 million, $8.0 million and $6.6 million for share-based payment arrangements. Effectively January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the consolidated financial statements on a fair value basis.


     The Company recognized compensation costs of $0.8 million, $2.3 million and $2.9 million for employee stock options for 2008, 2007 and 2006, respectively.

     As of December 31, 2008, approximately $0.6 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 5.57 years.


     On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial subsidiaries' participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $1.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2008 and 2007, respectively, AXA Equitable allocated to the Company compensation expense of approximately $0.3 million and $0.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 or 2011 under terms then-to-be-determined and approved by the AXA Management Board.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



13) NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET


     The sources of Net investment income follow:


                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturities....................................  $452.1   $472.6   $459.5
Mortgage loans on real estate.......................   102.5    104.8    116.2
Equity real estate..................................      --      9.9      9.9
Other equity investments............................    (9.0)    22.8     19.6
Policy loans........................................    66.7     66.4     66.8
Other investment income.............................    37.3     25.0     29.8
                                                      ------   ------   ------
  Gross investment income...........................   649.6    701.5    701.8
Investment expenses.................................   (19.5)   (31.7)   (29.6)
                                                      ------   ------   ------
Net Investment Income...............................  $630.1   $669.8   $672.2
                                                      ======   ======   ======




     Investment losses, net including changes in the valuation allowances, follow:


                                                        2008     2007     2006
                                                      -------   ------   -----
                                                            (IN MILLIONS)
Fixed maturities....................................  $(124.8)  $(39.0)  $(8.1)
Mortgage loans on real estate.......................      5.5      1.6     2.5
Equity real estate..................................       --      5.6      .1
Other equity investments............................     (1.6)      .4     1.1
Other...............................................       .1      (.1)     --
                                                      -------   ------   -----
Investment Losses, Net..............................  $(120.8)  $(31.5)  $(4.4)
                                                      =======   ======   =====




     Writedowns of fixed maturities amounted to $118.5 million, $37.1 million and $10.1 million for 2008, 2007 and 2006, respectively. Writedowns of mortgage loans on real estate amounted to $0.1 million for 2006. There were no writedowns of mortgage loans in 2008 and 2007 and none of equity real estate in 2008, 2007 and 2006.

     For 2008, 2007 and 2006, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $154.2 million, $302.0 million and $240.2 million. Gross gains of $1.6 million, $0.6 million and $10.3 million and gross losses of $8.1 million, $8.2 million and $6.9 million were realized on these sales for 2008, 2007 and 2006, respectively. The change in unrealized investment losses related to fixed maturities classified as available for sale for 2008, 2007 and 2006 amounted to $706.4 million, $57.2 million and $66.5 million, respectively.

     Changes in unrealized (losses) gains reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



13) NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET (CONTINUED)




     The net unrealized investment (losses) gains included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line by line basis, follow:


                                                        2008     2007     2006
                                                      -------   ------   ------
                                                            (IN MILLIONS)
Balance, beginning of year..........................  $ (69.8)  $(25.1)  $(12.3)
Changes in unrealized investment losses.............   (710.8)   (61.0)   (64.1)
Changes in unrealized investment (gains) losses
  attributable to:
  Closed Block policyholder dividend obligation.....     79.4    (16.4)    39.1
  DAC and VOBA......................................    144.3      9.3      5.8
  Deferred income taxes.............................    171.6     23.4      6.4
                                                      -------   ------   ------
Balance, End of Year................................  $(385.3)  $(69.8)  $(25.1)
                                                      =======   ======   ======






                                                       2008      2007     2006
                                                     -------   -------   ------
                                                            (IN MILLIONS)
Balance, end of year comprises:
  Unrealized investment (losses) gains on:
     Fixed maturities..............................  $(862.2)  $(151.8)  $(93.9)
     Other equity investments......................       .1        .4      3.5
                                                     -------   -------   ------
     Total.........................................   (862.1)   (151.4)   (90.4)
  Amounts of unrealized investment gains
     attributable to:
     Closed Block policyholder dividend
       obligation..................................    103.3      23.9     40.3
     DAC and VOBA..................................    165.0      20.7     11.4
     Deferred income taxes.........................    208.5      37.0     13.6
                                                     -------   -------   ------
Total..............................................  $(385.3)  $ (69.8)  $(25.1)
                                                     =======   =======   ======







14) INCOME TAXES


     A summary of the income tax (benefit) expense in the statements of earnings follows:


                                                        2008     2007     2006
                                                       ------   ------   -----
                                                            (IN MILLIONS)
Income tax (benefit) expense:
  Current (benefit) expense..........................  $(52.1)  $115.3   $70.9
  Deferred expense (benefit).........................    34.0    (62.2)    9.2
                                                       ------   ------   -----
Total................................................  $(18.1)  $ 53.1   $80.1
                                                       ======   ======   =====


                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



14) INCOME TAXES (CONTINUED)




     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:


                                                        2008     2007    2006
                                                       ------   -----   -----
                                                            (IN MILLIONS)
Tax at statutory rate................................  $  5.7   $55.2   $75.9
AllianceBernstein income and foreign tax.............    (6.3)     --      --
Dividends received deduction.........................    (1.5)   (1.5)   (3.2)
Foreign loss disallowance............................     1.7      .9      .4
IRS interest.........................................      --     4.9     6.5
Tax settlement/accrual adjustment....................   (15.6)     --      --
Officers life insurance..............................    (1.5)   (3.7)     .4
Meals and entertainment..............................      .1      .1      .1
Low income housing credit............................     (.5)   (3.5)     --
Other................................................     (.2)     .7      --
                                                       ------   -----   -----
Income Tax (Benefit) Expense.........................  $(18.1)  $53.1   $80.1
                                                       ======   =====   =====




     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury ("Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:


                                              DECEMBER 31, 2008      DECEMBER 31, 2007
                                            --------------------   --------------------
                                            ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                            ------   -----------   ------   -----------
                                                           (IN MILLIONS)
Compensation and related benefits.........  $168.1      $   --     $114.2      $   --
Reserves and reinsurance..................   309.2          --      298.3          --
DAC.......................................   112.5          --       35.6          --
VOBA......................................      --       207.6         --       195.9
Investments...............................    51.8          --         --        13.8
Intangible assets.........................      --        46.3         --        52.3
Fixed assets and software.................    11.9          --       47.6          --
Policyholder dividends....................    15.1          --       27.8          --
Non-life subsidiaries.....................    34.3          --       82.3          --
Other.....................................    12.8          --       45.4          --
                                            ------      ------     ------      ------
Total.....................................  $715.7      $253.9     $651.2      $262.0
                                            ======      ======     ======      ======




     At December 31, 2008, the Company had no Federal tax loss carryforwards.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



14) INCOME TAXES (CONTINUED)




     The IRS completed its examination of tax years 2002 through July 8, 2004, the date of the Company's acquisition by AXA Financial, and issued a Revenue Agent's Report during the third quarter of 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. The Company agreed to all of the proposed adjustments.

     As a result of the implementation of FIN 48 as of January 1, 2007, there was no change to the unrecognized tax benefits of $184.7 million, of which $118.9 million would affect the effective tax rate. At December 31, 2008, the total amount of unrecognized tax benefits was $58.1 million, of which $44.1 million would affect the effective tax rate.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2008 and 2007 were $8.6 million and $10.6 million, respectively. Tax expense for 2008 reflected a benefit of $8.0 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:


                                                                DECEMBER 31,
                                                              ---------------
                                                               2008     2007
                                                              ------   ------
                                                               (IN MILLIONS)
Balance , beginning of year................................   $ 73.1   $129.8
Additions for tax positions of prior years.................     10.3     13.7
Reductions for tax positions of prior years................     (4.2)   (22.4)
Additions for tax positions of current years...............      2.0      9.5
Reductions for tax positions of current years..............       --     (1.0)
Settlements with tax authorities...........................    (31.7)   (56.5)
                                                              ------   ------
Balance, End of Year.......................................   $ 49.5   $ 73.1
                                                              ======   ======




     It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amounts of unrecognized tax benefits cannot be estimated at this time.


15) DISCONTINUED OPERATIONS


     The Company's discontinued operations include equity real estate held-for-sale and Enterprise. The following table reconciles the (Losses) earnings from discontinued operations, net of income taxes and

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



15) DISCONTINUED OPERATIONS (CONTINUED)




Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for 2008, 2007 and 2006:


                                                         2008    2007    2006
                                                        -----   -----   -----
                                                            (IN MILLIONS)
(LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS, NET OF
  INCOME TAXES:
Real estate held-for-sale.............................  $  .2   $  .1   $10.7
Enterprise............................................   (3.5)   (3.4)   (6.0)
                                                        -----   -----   -----
Total.................................................  $(3.3)  $(3.3)  $ 4.7
                                                        =====   =====   =====
GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
  NET OF INCOME TAXES:
Real estate held-for-sale.............................  $  --   $ (.1)  $62.2
Enterprise............................................    1.3    (6.3)   (1.0)
                                                        -----   -----   -----
Total.................................................  $ 1.3   $(6.4)  $61.2
                                                        =====   =====   =====




  DISPOSAL OF BUSINESSES

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds, which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007 and 2006, respectively, $9.7 million pre-tax ($6.3 million post-tax) and $1.5 million pre-tax ($1.0 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds; no additional costs were reported for 2008. Proceeds received in 2008 and 2007, respectively, on the disposition of the AXA Enterprise Funds totaled $3.3 million and $7.4 million.

     In 2007 and 2006, respectively, impairments of $9.7 million pre-tax ($6.3 million post-tax) and $5.8 million pre-tax ($3.8 million post-tax) were recorded on intangible assets associated with investment management and distribution contracts based upon fair value. At December 31, 2008 and 2007, respectively, total assets related to these operations of $12.4 million and $39.0 million were included in Other assets while total liabilities related to these operations of $3.2 million and $9.5 million were included in Other liabilities.

     The gross carrying amount of AXA Enterprise Funds related intangible assets were zero and $24.0 million at December 31, 2008 and 2007, respectively, and the accumulated amortization of these intangible assets were zero and $18.0 million, respectively. Amortization expense related to the AXA Enterprise Funds intangible assets totaled zero, $1.4 million and $4.5 million for 2008, 2007 and 2006, respectively. At December 31, 2007, the balance of these intangible assets was $6.0 million; no balance remained at December 31, 2008.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



15) DISCONTINUED OPERATIONS (CONTINUED)




  REAL ESTATE HELD-FOR-SALE

     In 2006, two held-for-sale properties were sold resulting in gains of $95.6 million ($62.2 million post-tax). At December 31, 2008 and 2007, there was no equity real estate held-for-sale.


16) OTHER COMPREHENSIVE LOSS


     Accumulated other comprehensive loss represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:


                                                             DECEMBER 31,
                                                      -------------------------
                                                        2008     2007     2006
                                                      -------   ------   ------
                                                            (IN MILLIONS)
Unrealized losses on investments....................  $(385.3)  $(69.8)  $(25.1)
Defined benefit pension and other postretirement
  plans.............................................    (89.0)    10.0      9.9
                                                      -------   ------   ------
Total Accumulated Other Comprehensive Loss..........  $(474.3)  $(59.8)  $(15.2)
                                                      =======   ======   ======




     The components of other comprehensive loss for the past three years follow:


                                                        2008     2007     2006
                                                      -------   ------   ------
                                                            (IN MILLIONS)
Net unrealized losses on investments:
  Net unrealized losses arising during the period...  $(718.7)  $(62.5)  $(62.3)
  Losses (gains) reclassified into net earnings
     during the period..............................      7.9      1.5     (1.8)
                                                      -------   ------   ------
Net unrealized losses on investments................   (710.8)   (61.0)   (64.1)
Adjustments for policyholders liabilities, DAC and
  VOBA and deferred income taxes....................    395.3     16.3     51.3
                                                      -------   ------   ------
Change in unrealized losses, net of adjustments.....   (315.5)   (44.7)   (12.8)
Change in defined benefit pension and other
  postretirement plans..............................    (99.0)      .1       --
                                                      -------   ------   ------
Total Other Comprehensive Loss......................  $(414.5)  $(44.6)  $(12.8)
                                                      =======   ======   ======







17) COMMITMENTS AND CONTINGENT LIABILITIES


  DEBT MATURITIES

     At December 31, 2008, the entire long-term debt balance of $1.9 million matures in 2024.

  LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2009 and the four successive years are $13.4 million, $12.1 million, $12.6 million, $12.9 million, $13.1 million and $31.7 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2009 and the four successive years is $9.8 million, $9.8 million, $10.7 million, $11.2 million, $11.2 million and $27.1 million thereafter.

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



17) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)




  MONY ACQUISITION


     Set forth below is certain information regarding the liabilities recorded in connection with the Company's purchase adjustments. These liabilities are included in other liabilities on the Company's consolidated balance sheets.



                                                                    OTHER
                                                                 CONTRACTUAL
                                            SEVERANCE   LEASES   OBLIGATIONS    TOTAL
                                            ---------   ------   -----------   ------
                                                          (IN MILLIONS)
Balance at January 1, 2006................    $ 5.3     $ 52.2      $18.9      $ 76.4
  Payments................................     (2.6)     (18.1)        --       (20.7)
  Change in reserve estimate..............       --         --       (1.5)       (1.5)
                                              -----     ------      -----      ------
Balance at December 31, 2006..............      2.7       34.1       17.4        54.2
  Payments................................      (.7)      (8.9)      (2.4)      (12.0)
  Change in reserve estimate..............       --         --        1.7         1.7
                                              -----     ------      -----      ------
Balance at December 31, 2007..............      2.0       25.2       16.7        43.9
  Payments................................     (1.1)      (7.0)      (4.5)      (12.6)
  Change in reserve estimate..............       --         --       (1.1)       (1.1)
                                              -----     ------      -----      ------
Balance at December 31, 2008..............    $  .9     $ 18.2      $11.1      $ 30.2
                                              =====     ======      =====      ======




     In addition, the purchase adjustments included write-offs of $45.6 million related to capitalized software and furniture, fixtures and equipment.

  GUARANTEES AND OTHER COMMITMENTS

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2008, these arrangements include commitments by the Company to provide $30.1 million in equity financing to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     The Company had $10.5 million of undrawn letters of credit related to reinsurance at December 31, 2008 of which $10.0 million was guaranteed by AXA Financial. The Company had $1.0 million in commitments under existing mortgage loan agreements at December 31, 2008.


18) LITIGATION



     MONY Life and certain of its affiliates are currently the subject of four putative class actions pending in Federal court alleging certain wage and hour violations with regard to certain sales personnel. The cases were filed between July 2006 and September 2007. Each of the cases seek substantially the same relief under essentially the same theories of recovery: violation of the Fair Labor Standards Act for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states. In September 2007, the parties agreed to consolidate all four pending cases in the Northern District of California. The cases include the following: MEOLA V. AXA ADVISORS AND AXA EQUITABLE; LENNON V. AXA ADVISORS, ET AL.; BOLEA V. AXA ADVISORS, LLC AND AXA EQUITABLE, ET. AL.; and DHRUV V. AXA ADVISORS, LLC, ET AL. Plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In February 2009, the parties filed a proposed settlement agreement with the Court. In March 2009, the Court preliminarily denied without prejudice the parties' motion for preliminary

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



18) LITIGATION (CONTINUED)




approval of the settlement. The Court requested that the parties refile the motion revising certain portions of the proposed notices by the end of March 2009.

     Although the outcome of litigation generally cannot be predicted with certainty, management believes that the ultimate resolution of the litigations described above should not have a material adverse effect on the financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters previously reported and those described above, the Company is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


19) STATUTORY FINANCIAL INFORMATION


     MONY Life is restricted as to the amounts it may pay as dividends to AEFS LLC. Under New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit MONY Life to pay shareholder dividends not exceeding $52.1 million during 2009. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2008, 2007 and 2006, MONY Life's statutory net gain was $2.9 million, $130.4 million and $293.5 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $578.1 million and $1,097.0 million at December 31, 2008 and 2007, respectively. In 2008, 2007 and 2006, respectively, MONY Life paid $95.0 million, $80.0 million and $35.0 million in shareholder dividends.

     At December 31, 2008, MONY Life, in accordance with various government and state regulations, had $7.2 million of securities deposited with such government or state agencies.

     At December 31, 2008 and for the year then ended, there was no difference in net income resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2008.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of

                           MONY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



19) STATUTORY FINANCIAL INFORMATION (CONTINUED)




interest-related realized capital gains and losses on fixed income investments;
(f) the valuation of the investment in AllianceBernstein units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities, including VOBA and intangible assets are required for U.S. GAAP purchase accounting.

                                                                      APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

     Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.: Not rated.

     i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

     p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

     pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS

     A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

     A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

     A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

     C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

     R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

     SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     N.R. -- An issuer designated N.R. is not rated.

COMMERCIAL PAPER

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S

LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     Aaa -- Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa -- Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A -- Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa -- Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ba -- Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B -- Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Caa -- Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca -- Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C -- Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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13451 SA (Rev. 5/09)

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements and Exhibits included in Part B:
(1)  With respect to Keynote Series Account ("Keynote")
     Report of Independent Registered Public Accounting Firm
     Statements of Assets and Liabilities as of December 31, 2008
     Statements of Operations for the year ended December 31, 2008
     Statements of Changes in Net Assets for the years ended
       December 31, 2008 and 2007
     Notes to financial statements
(2)  With respect to MONY Life Insurance Company
     Report of Independent Registered Public Accounting Firm
     Consolidated Balance Sheets for the years ended December 31,
       2008 and 2007
     Consolidated Statements of Operations for the years ended
       December 31, 2007 and 2008
     Consolidated Statements of Shareholder's Equity for the years ended December 31, 2008, 2007 and 2006
     Consolidated Statements of Cash Flows for the years ended
       December 31, 2007 and 2008
     Notes to Consolidated Financial Statements



     (b)  Exhibits

          (1)  Resolution establishing Keynote Separate Account.(4)
          (2)  Not applicable.
          (3)  Principal underwriting agreement.(1)
          (4)  Form of annuity contract.(4)
          (5)  Form of application.(4)
          (6) (a) Restated Charter of MONY Life Insurance company (as amended July 22, 2004).(2)
          (6)  (b) By-laws of MONY Life Insurance Company (as amended July 22,
                   2004).(2)
          (7)  Reinsurance contract.(4)
          (8)  Not applicable.
          (9)  Opinion of counsel.(4)



          (10) (a) Consent of Independent Registered Public Accounting Firm.

          (10) (b) Powers of Attorney.(3)
          (11) Not applicable.
          (12) Not applicable.

          Notes:
          (1) Incorporated herein by reference to post-effective amendment No. 4 to the registration statement on Form N-6 (333-104156), filed on April 28, 2005.
          (2) Incorporated by reference to post-effective amendment no. 16 to registration statement on Form N-4 (Reg. No. 333-72714) filed on April 22, 2005.

          (3) Incorporated herein by reference to post-effective amendment No. 29 to the registration statement on Form N-4 (File No. 33-19836) filed on April 29, 2008.

          (4) Incorporated by reference to post-effective amendment No. 28 to the registration statement on Form N-4 (File No. 33-19836) filed on April 27, 2007.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     *The business address for all officers and directors of MONY Life Insurance Company ("MONY") is 1290 Avenue of the Americas, New York, New York 10104.


NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
DIRECTORS

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
Henri de Castries                              Director
AXA
25, Avenue Matignon
75008 Paris, France
Denis Duverne                                  Director
AXA
25, Avenue Matignon
75008 Paris, France
Charlynn Goins                                 Director
30 Beekman Place, Apt. 8A
New York, NY 10022
Anthony J. Hamilton                            Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD
Peter S. Kraus                                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105
Mary R. (Nina) Henderson                       Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028
James F. Higgins                               Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311
Scott D. Miller                                Director
SSA & Company
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611
Joseph H. Moglia                               Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127
Lorie A. Slutsky                               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
Ezra Suleiman                                  Director
Princeton University
Corwin Hall
Princeton, NJ 08544
Peter J. Tobin                                 Director
1 Briarwood Lane
Denville, NJ 07834
OFFICER-DIRECTORS
*Christopher M. Condron                        Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director
OTHER OFFICERS
*Harvey Blitz                                  Senior Vice President
*Kevin R. Byrne                                Executive Vice President,
                                               Chief Investment Officer
                                               and Treasurer
*Dave S. Hattem                                Senior Vice President and
                                               Deputy General Counsel
*Alvin H. Fenichel                             Senior Vice President and
                                               Chief Accounting Officer
*Jennifer Blevins                              Executive Vice President
*Mary Beth Farrell                             Executive Vice President
*William J. McDermott                          Executive Vice President
*Richard S. Dziadzio                           Executive Vice President
                                               and
                                               Chief Financial Officer
*Barbara Goodstein                             Executive Vice President
*Andrew J. McMahon                             Executive Vice President
*Claude Methot                                 Executive Vice President
*Andrew Raftis                                 Senior Vice President and
                                               Auditor
*James F. Mullery                              Senior Vice President
*Kevin E. Murray                               Executive Vice President
                                               and
                                               Chief Information Officer
*Karen Field Hazin                             Vice President, Secretary
                                               and
                                               Associate General Counsel
*Richard V. Silver                             Executive Vice President
                                               and
                                               General Counsel
*Naomi J. Weinstein                            Vice President
*Charles A. Marino                             Executive Vice President
                                               and
                                               Chief Actuary
*James A. Shepherdson                          Executive Vice President
*Mary Fernald                                  Senior Vice President and
                                               Chief Underwriting Officer
*David Kam                                     Senior Vice President and
                                               Actuary
*Michel Perrin                                 Senior Vice President and
                                               Actuary
*Anne Katcher                                  Senior Vice President and
                                               Senior Actuary

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
*Anthony F. Recine                             Senior Vice President,
                                               Chief Compliance Officer
                                               and
                                               Associate General Counsel



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company.


     The AXA Organizational Charts are incorporated by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4 filed April 20, 2009.

     AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
     -------------------------------------------------------------
        AS OF :  DECEMBER 31, 2008


                                                                                             State of       State of
                                                                             Type of        Incorp. or      Principal      Federal
                                                                            Subsidiary       Domicile       Operation      Tax ID #
                                                                            ----------       --------       ---------     ----------
                                                                                          ------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                         DE             NY         13-3623351
------------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                            Operating           DE             CO         75-2961816
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                          Operating           DE             NY         13-4194065
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                            Operating           DE             NY         13-4194080
     -------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                      DE             NY         52-2197822
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                       Insurance        Bermuda         Bermuda      14-1903564
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                          DE             NY         13-4078005
        ----------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                       DE             NY         13-4071393
           -------------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                    Operating           DE             NY         06-1555494
           -------------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                   Operating           AL             AL         06-1562392
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC           Operating           DE             NY         13-4085852
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC            Operating           MA             MA         04-3491734
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                   Operating           NV             NV         13-3389068
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                              Operating          P.R.           P.R.        66-0577477
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                   Operating           TX             TX         75-2529724
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                 Insurance           NY             NY         13-5570651
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                   Investment          DE             NY         13-3385076
           -------------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                Investment         DE             NY         13-3385080
           -------------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       Investment          **                             -
           -------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                              HCO              NY             NY         22-2766036
           -------------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                             HCO              DE             NY         13-2677213
           -------------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                       Investment          DE             PA         23-2671508
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)          Insurance           NY             NY         13-3198083
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                       Insurance           NY             NY         13-1632487
        ----------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                            Number of  Percent of
                                                                              Shares    Ownership             Comments
                                                                              Owned    or Control    (e.g., Basis of Control)
                                                                              -----    ----------    ------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                        100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                           -    100.00%
     ------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                          250,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                           1,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                            -    100.00%
           ------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                             -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                            -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                    -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                     -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                                 100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                            100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                        1,050    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                  2,000,000    100.00%    NAIC # 62944
        ---------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                            -          -    G.P & L.P.
           ------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                        -          -    G.P.
           ------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                                -          -    **
           ------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                    -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           ------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                           5,000,000    100.00%
           ------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               50    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                        100.00%
        ---------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                                     100.00%
        ---------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

  *  Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***  All subsidiaries are corporations, except as otherwise noted.

     1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

     2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to
            AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of
            Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

     3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

     4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

         As of December 31, 2008, AXF's subsidiaries own 62.38% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

               AXA Financial Bermuda, held directly 57,211,519 AllianceBernstein Units (21.48%),
               AXA Equitable Life directly own 29,100,290 AllianceBernstein Units (10.92%),
               ACMC, Inc. own 66,220,822 AllianceBernstein Units (24.86%), and As of December 31, 2008, MONY owns 6,841,642 (2.57%)
               AllianceBernstein Units and MLOA owns 2,587,472 (.97%) AlianceBernstein Units

            AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

            In addition, ACMC, Inc. own 722,178 units (0.27%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.31%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

     5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

     6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

     7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

     8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

     9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

     10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

     11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

     12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

     12. Effective May 26, 2005, Matrix Private Equities was sold.

     13. Effective December 2, 2005, Advest Group was sold.

     14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

     15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

     16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

     17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

     18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

Dissolved:  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
            - 100 Federal Street Funding Corporation was dissolved August 31,
              1998.
            - 100 Federal Street Realty Corporation was dissolved December 20,
              2001.
            - CCMI Corp. was dissolved on October 7, 1999.
            - ELAS Realty, Inc. was dissolved January 29, 2002.
            - EML Associates, L.P. was dissolved March 27, 2001.
            - EQ Services, Inc. was dissolved May 11, 2001.
            - Equitable BJVS, Inc. was dissolved October 3, 1999.
            - Equitable Capital Management Corp. became ECMC, LLC on
              November 30, 1999.
            - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
            - Equitable JVS II, Inc. was dissolved December 4, 1996
            - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
              dissolved on December 31, 2000.
            - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
            - EREIM Managers Corporation was dissolved March 27, 2001.
            - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
            - EVLICO, Inc. was dissolved in 1999.
            - Franconom, Inc. was dissolved on December 4, 2000.
            - GP/EQ Southwest, Inc. was dissolved October 21, 1997
            - HVM Corp. was dissolved on Feb. 16, 1999.
            - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
            - Prime Property Funding, Inc. was dissolved in Feb. 1999.
            - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
            - Six-Pac G.P., Inc. was dissolved July 12,1999
            - Paramount Planners, LLC., a direct subsidiary of AXA Distribution
              Holding Corporation, was dissolved on December 5, 2003
            - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
            - ECLL Inc. was dissolved July 15, 2003
            - MONY Realty Partners, Inc. was dissolved February 2005.
            - Wil-Gro, Inc. was dissolved June, 2005.
            - Sagamore Financial LLC was dissolved August 31, 2006.
            - Equitable JVS was dissolved August, 2007.
            - Astor Times Square Corp. dissolved as of April 2007.
            - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
            - PC Landmark, Inc. has been administratively dissolved.
            - EJSVS, Inc. has been administratively dissolved.
            - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                State of     State of
                                                                                  Type of      Incorp. or    Principal      Federal
                                                                                 Subsidiary     Domicile     Operation     Tax ID #
                                                                                 ----------     --------     ---------     ---------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                            Operating         DE           NY        13-3049038
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                             Operating         VT           VT        06-1166226
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                 Operating         DE           NY        13-3266813
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                          Investment        DE           NY        13-3544879
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)               Operating         DE           NY        13-3633538
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                              Operating         DE           NY        52-2233674
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC              Operating         DE           AL        52-2255113
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                          Operating         DE        CT, ME,NY    06-1579051
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC         Operating         MA           MA        04-3567096
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                Operating         TX           TX        74-3006330
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                       Operating         DE           NY        13-3813232
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)      Operating         DE           NJ        22-3492811
              ----------------------------------------------------------------------------------------------------------------------

                                                                                               Parent's
                                                                                    Number of  Percent of
                                                                                     Shares    Ownership          Comments
                                                                                      Owned    or Control   (e.g., Basis of Control)
                                                                                      -----    ----------   ------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                  500      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                 1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                         -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity                                                 ECMC is G.P.
                   Partnership II, L.P.                                                  -           -      ("Deal Flow Fund II")
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                     100      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                      -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                      -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                  -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                 -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                    1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                           1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)            100      100.00%
              ----------------------------------------------------------------------------------------------------------------------

     * Affiliated Insurer

           Equitable Investment Corp merged into Equitable Holdings, LLC on
             November 30, 1999.
           Equitable Capital Management Corp. became ECMC, LLC on
             November 30, 1999.
           Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
           Effective January 1, 2002, Equitable Distributors, Inc. merged into
             AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION


                                                                                                State of     State of
                                                                                 Type of       Incorp. or    Principal     Federal
                                                                                Subsidiary      Domicile     Operation     Tax ID #
                                                                                ----------      --------     ---------    ----------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------
              AllianceBernstein Corporation



              ----------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)       HCO (NYSE: AB)       DE           NY         13-3434400
                 -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                Operating          DE           NY         13-4064930
                 -------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                       Operating          NH           NY
                    ----------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                         HCO             DE           MA         22-3424339
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                               HCO             DE           NY              -
                    ----------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                         Operating          DE           NY         13-4132953
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                     HCO             DE           NY         13-2778645
                    ----------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                         Operating        India         India            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                    Operating      Argentina     Argentina          -
                       ------------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                              Operating          DE           NY         13-3910857
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                    HCO             DE           NY         13-3548918
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                               HCO             DE          Japan            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                   Operating        Japan         Japan            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          Australia Limited                                    Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.              Operating          DE           NY         13-3626546
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos
                          (Brazil) Ltda.                                       Operating        Brazil       Brazil            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                               Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                                 ACM Bernstein GmbH                            Operating       Germany       Germany           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited             Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                     Operating         Lux.         Lux.             -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                 Operating        France       France            -
                       -------------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                Operating       Germany       Germany           -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.           Operating        Mexico       Mexico            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                     Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          Operating        Canada       Canada       13-3630460
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                   Operating      New Zealand   New Zealand        -
                       -------------------------------------------------------------------------------------------------------------


                                                                                           Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                   Owned    or Control    (e.g., Basis of Control)
                                                                                   -----    ----------  ----------------------------
AXA Financial, Inc.
--------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------
              AllianceBernstein Corporation
                                                                                                        owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                      100.00%   Sole member interest
                    ------------------------------------------------------------
                    Cursitor Alliance LLC                                                     100.00%
                    ------------------------------------------------------------
                    Alliance Capital Management LLC                                           100.00%
                    ------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                        100.00%
                    ------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                          10     100.00%
                    ------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                        100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                                    99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       ACM Software Services Ltd.                                             100.00%
                       ---------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ---------------------------------------------------------
                                AllianceBernstein Japan Ltd.                                  100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited                 100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                   1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                          99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       AllianceBernstein Limited                                  250,000     100.00%
                       ---------------------------------------------------------
                                 ACM Bernstein GmbH                                           100.00%
                                ------------------------------------------------
                                AllianceBernstein Services Limited                  1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                          3,999      99.98%   AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ---------------------------------------------------------
                                AllianceBernstein (France) SAS                                100.00%
                       ---------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                               100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.                          100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Australia Limited                                     50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------
                       AllianceBernstein Canada, Inc.                              18,750     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein New Zealand Limited                                   50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION



                                                                                                  State of    State of
                                                                                     Type of     Incorp. or   Principal     Federal
                                                                                    Subsidiary    Domicile    Operation    Tax ID #
                                                                                    ----------    --------    ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------
              AllianceBernstein Corporation
              -------------------------------------------------------------------
                  AllianceBernstein L.P.
                 ----------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware
                      (Cont'd)
                    ----------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investment Research
                         (Proprietary) Limited                                      Operating    So Africa    So Africa        -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Singapore) Ltd.                           Operating    Singapore    Singapore        -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital (Mauritius) Private Ltd.                       HCO       Mauritius    Mauritius        -
                       -------------------------------------------------------------------------------------------------------------
                                Alliance Capital Asset Management
                                  (India) Private Ltd.                              Operating      India        India          -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Invest. Res. &
                                  Manage. (India) Pvt.                              Operating      India        India          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Oceanic Corporation                           HCO           DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Real Estate, Inc.                           Operating        DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Corporate Finance Group
                         Incorporated.                                              Operating        DE          NY       52-1671668
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Eastern Europe, Inc.                                   HCO           DE          NY       13-3802178
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein ESG Venture Management, L.P.                  HCO           DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Venture Fund 1, L.P.                 Fund          DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          (Korea) Ltd.                                              Operating      Korea        Korea          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investments, Inc.                          Operating        DE          NY       13-3191825
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investor Services, Inc.                    Operating        DE          TX       13-3211780
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Hong Kong Limited                          Operating    Hong Kong    Hong Kong        -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Taiwan Limited                    Operating      Taiwan      Taiwan          -
                                ----------------------------------------------------------------------------------------------------
                                ACM New-Alliance (Luxembourg) S.A.                  Operating       Lux.        Lux.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Limited                                 Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                Sanford C. Bernstein (CREST
                                  Nominees) Ltd.                                    Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Proprietary Limited                      Inactive    Australia    Australia        -
                       -------------------------------------------------------------------------------------------------------------
                       Whittingdale Holdings Ltd.                                      HCO          U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                ACM Investments Limited                             Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Fixed Income Limited              Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------

                                                                                            Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                  Owned    or Control    (e.g., Basis of Control)
                                                                                  -----    ----------    ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
    AXA Equitable Financial Services, LLC   (Note 2)
    -------------------------------------------------------------------------
       AXA Equitable Life Insurance Company*
       ----------------------------------------------------------------------
          Equitable Holdings, LLC
          -------------------------------------------------------------------
             AllianceBernstein Corporation
             ----------------------------------------------------------------
                 AllianceBernstein L.P.
                -------------------------------------------------------------
                   AllianceBernstein Corporation of
                     Delaware (Cont'd)
                   ------------------------------------------------------------
                      AllianceBernstein Investment Research
                        (Proprietary) Limited                                               100.00%
                      ---------------------------------------------------------
                      AllianceBernstein (Singapore) Ltd.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Capital (Mauritius) Private Ltd.                             100.00%
                      ---------------------------------------------------------
                               Alliance Capital Asset Management                             75.00%      3rd party (Ankar Capital
                                 (India) Private Ltd.                                                    India Pvt. Ltd.) owns 25%
                               ------------------------------------------------
                               AllianceBernstein Invest. Res. &
                                 Manage. (India) Pvt.                                       100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Oceanic Corporation                       1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Capital Real Estate, Inc.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Corporate Finance Group Incorporated.              1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Eastern Europe, Inc.                                         100.00%
                      ---------------------------------------------------------
                      AllianceBernstein ESG Venture Management, L.P.                        100.00%      General Partner to EGG
                                                                                                         Funds
                      ---------------------------------------------------------
                               AllianceBernstein Venture Fund 1, L.P.                        10.00%      GP Interest
                      ---------------------------------------------------------
                      AllianceBernstein Invest. Management
                        (Korea) Ltd.                                                        100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investments, Inc.                           100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investor Services, Inc.                     100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Hong Kong Limited                                   100.00%
                      ---------------------------------------------------------
                               AllianceBernstein Taiwan Limited                              99.00%      Others own 1%
                               ------------------------------------------------
                               ACM New-Alliance (Luxembourg) S.A.                            99.00%      AllianceBernstein Oceanic
                                                                                                         Corporation owns 1%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Limited                                          100.00%
                      ---------------------------------------------------------
                               Sanford C. Bernstein (CREST
                                 Nominees) Ltd.                                             100.00%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Proprietary Limited                              100.00%      Inactive
                      ---------------------------------------------------------
                      Whittingdale Holdings Ltd.                                            100.00%
                      ---------------------------------------------------------
                               ACM Investments Limited                                      100.00%
                               ------------------------------------------------
                               AllianceBernstein Fixed Income Limited                       100.00%
                               ------------------------------------------------


AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING C - MONY


                                                                                     State of         State of
                                                                   Type of          Incorp. or        Principal       Federal
                                                                  Subsidiary         Domicile         Operation      Tax ID #
                                                                  ----------         --------         ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                  Operating             DE               CO         75-2961816
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                Operating             DE               NY         13-4194065
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                  Operating             DE               NY         13-4194080
     ---------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ---------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                             Insurance             NY               NY         13-1632487
        ------------------------------------------------------------------------------------------------------------------------
           MONY International Holdings, LLC                          HCO                DE               NY         13-3790446
           ---------------------------------------------------------------------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                            Insurance         Argentina         Argentina     98-0157781
              ------------------------------------------------------------------------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                             HCO             Jamaica           Jamaica
              ------------------------------------------------------------------------------------------------------------------
              MBT, Ltd.                                           Operating       Cayman Islands   Cayman Islands   98-0152047
              ------------------------------------------------------------------------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                 Operating           Brazil           Brazil
                 ---------------------------------------------------------------------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                               Insurance       Cayman Islands   Cayman Islands   98-0152046
           ---------------------------------------------------------------------------------------------------------------------
           MONY Life Insurance Company of America*                Insurance             AZ               NY         86-0222062
           ---------------------------------------------------------------------------------------------------------------------
           U.S. Financial Life Insurance Company *                Insurance             OH               OH         38-2046096
           ---------------------------------------------------------------------------------------------------------------------
           MONY Financial Services, Inc.                             HCO                DE               NY         11-3722370
           ---------------------------------------------------------------------------------------------------------------------
              Financial Marketing Agency, Inc.                    Operating             OH               OH         31-1465146
              ------------------------------------------------------------------------------------------------------------------
              MONY Brokerage, Inc.                                Operating             DE               PA         22-3015130
              ------------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.               Operating             OH               OH         31-1562855
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.            Operating             AL               AL         62-1699522
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.              Operating             TX               TX         74-2861481
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.      Operating             MA               MA         06-1496443
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.         Operating             WA               WA         91-1940542
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.         Operating             NM               NM         62-1705422
              ------------------------------------------------------------------------------------------------------------------
              1740 Ventures, Inc.                                 Operating             NY               NY         13-2848244
              ------------------------------------------------------------------------------------------------------------------
              Enterprise Capital Management, Inc.                 Operating             GA               GA         58-1660289
              ------------------------------------------------------------------------------------------------------------------
                 Enterprise Fund Distributors, Inc.               Operating             DE               GA         22-1990598
              ------------------------------------------------------------------------------------------------------------------
              MONY Assets Corp.                                      HCO                NY               NY         13-2662263
              ------------------------------------------------------------------------------------------------------------------
                 MONY Benefits Management Corp.                   Operating             DE               NY         13-3363383
                 ---------------------------------------------------------------------------------------------------------------
              1740 Advisers, Inc.                                 Operating             NY               NY         13-2645490
              ------------------------------------------------------------------------------------------------------------------
              MONY Securities Corporation                         Operating             NY               NY         13-2645488
              ------------------------------------------------------------------------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                  Operating             MN               NY         41-1941465
                 ---------------------------------------------------------------------------------------------------------------
                  Trusted Investment Advisers Corp.               Operating             MN               NY         41-1941464
                 ---------------------------------------------------------------------------------------------------------------

                                                                                Parent's
                                                                  Number of    Percent of
                                                                   Shares      Ownership           Comments
                                                                    Owned      or Control   (e.g., Basis of Control)
                                                                    -----      ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                100.00%
     ------------------------------------------------------------
     MONY Capital Management, Inc.                                              100.00%
     ------------------------------------------------------------
     MONY Asset Management, Inc.                                                100.00%
     ------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ---------------------------------------------------------
        MONY Life Insurance Company *                                           100.00%
        ---------------------------------------------------------
           MONY International Holdings, LLC                                     100.00%
           ------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                                          100.00%
              ---------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                                         99.00%
              ---------------------------------------------------
              MBT, Ltd.                                                         100.00%
              ---------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                                99.00%
                 ------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                                             100.00%
           ------------------------------------------------------
           MONY Life Insurance Company of America*                              100.00%
           ------------------------------------------------------
           U.S. Financial Life Insurance Company *                   405,000    100.00%
           ------------------------------------------------------
           MONY Financial Services, Inc.                               1,000    100.00%
           ------------------------------------------------------
              Financial Marketing Agency, Inc.                            99     99.00%
              ---------------------------------------------------
              MONY Brokerage, Inc.                                     1,500    100.00%
              ---------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.                        5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.                     1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.                      10    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.               5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.                  1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.                  1    100.00%
              ---------------------------------------------------
              1740 Ventures, Inc.                                      1,000    100.00%
              ---------------------------------------------------
              Enterprise Capital Management, Inc.                        500    100.00%
              ---------------------------------------------------
                 Enterprise Fund Distributors, Inc.                    1,000    100.00%
              ---------------------------------------------------
              MONY Assets Corp.                                      200,000    100.00%
              ---------------------------------------------------
                 MONY Benefits Management Corp.                        9,000    100.00%
                 ------------------------------------------------
              1740 Advisers, Inc.                                     14,600    100.00%
              ---------------------------------------------------
              MONY Securities Corporation                              7,550    100.00%
              ---------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                       1,000    100.00%
                 ------------------------------------------------
                  Trusted Investment Advisers Corp.                        1    100.00%
                 ------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2009, there were 91 non-qualified Contractholders.


ITEM 28.  INDEMNIFICATION

     (a) Indemnification of Officers and Directors

     The by-laws of the MONY Life Insurance Company ("MONY") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees.

          (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

          (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law sec.sec.721-726; Insurance Law sec.1216).


     The directors and officers of MONY Life Insurance Company are insured under policies issued by X.L. Insurance Company, ACE Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, Zurich Insurance Company and St. Paul Travelers. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.


     (b) Indemnification of Principal Underwriter

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof AXA Advisors, LLC has undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

     (c) Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS


     (a) The principal underwriter for the Registrant is AXA Advisors, LLC ("AXA Advisors").


     In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S. The principal business address of AXA Advisors is 1290 Avenue of the Americas, New York, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC as applicable.

     AXA ADVISORS, LLC



                                                       POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL                                     UNDERWRITER
BUSINESS ADDRESS                                       (AXA ADVISORS LLC)
------------------                                     --------------------------
*Harvey E. Blitz                                       Director and Senior Vice
                                                       President

*Andrew J. McMahon                                     Chairman of the Board and
                                                       Director

*Christine Nigro                                       President and Director

*Richard S. Dziadzio                                   Director

*Barbara Goodstein                                     Director

*James A. Shepherdson                                  Director

*Mary Beth Farrell                                     Director and Vice Chairman

*William Degnan                                        Senior Vice President

 Jeffrey Green                                         Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                                        Executive Vice President and
                                                       Treasurer

*Philip Pescatore                                      Chief Risk Officer

*Mark D. Godofsky                                      Senior Vice President and
                                                       Controller

*Patricia Roy                                          Chief Compliance Officer

*Camille Joseph Varlack                                Assistant Vice President,
                                                       Secretary and Counsel

*Francesca Divone                                      Assistant Secretary

     (c) The information under "Distribution of the Contracts" in the prospectus and "Sale of the Contracts/Principal Underwriter" in the Statement of Additional Information in this registration statement is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1290 Avenue of the Americas, New York, New York 10104; and at its Operations Center at 100 Madison Street, Syracuse, New York 13221.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 30(th) day of April, 2009.


                              Keynote Series Account
                                   (Registrant)

                              MONY Life Insurance Company
                                      (Depositor)

                              By:               /s/ DODIE KENT
                                  ----------------------------------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company

     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


Principal Executive
Officers:
*Christopher M. Condron         Chairman of the Board, President,
                                Chief Executive Officer and Director

Principal Financial
Officer:
*Richard S. Dziadzio            Chief Financial Officer and
                                Executive Vice President

Principal Accounting
Officer:
*Alvin H. Fenichel              Senior Vice President and Chief Accounting
                                Officer





*Directors:

Christopher M. Condron            Mary R. (Nina) Henderson          Scott D. Miller
Henri de Castries                 James F. Higgins                  Joseph H. Moglia
Denis Duverne                     Anthony J. Hamilton               Lorie A. Slutsky
Charlynn Goins                    Peter S. Kraus                    Erza Suleiman
                                                                    Peter J. Tobin



*By:            /s/ DODIE KENT
     ----------------------------------------
     Dodie Kent
     Attorney-in-Fact


April 30, 2009

                                   SIGNATURES


     Transamerica Partners Portfolios has duly caused this Post Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 30(th) day of April, 2009.


                                  TRANSAMERICA PARTNERS PORTFOLIOS

                                              /s/ JOHN K. CARTER

                                  ---------------------------------
                                                  John K. Carter
                                       President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account has been signed below by the following persons in the capacities indicated on the 30(th) day of April, 2009.



              SIGNATURES                                    TITLE
              ----------                                    -----
        /s/ JOHN K. CARTER                Chairperson, Trustee, President and
                                          Chief Executive Officer of the Board of
--------------------------------------    Trustees of the Portfolios
            John K. Carter


       */s/  SANDRA N. BANE               Trustee of the Portfolios

--------------------------------------
            Sandra N. Bane

        */s/  LEO J. HILL                 Trustee of the Portfolios

--------------------------------------
              Leo J. Hill

        */s/  NEAL M. JEWELL              Trustee of the Portfolios

--------------------------------------
            Neal M. Jewell

   */s/  RUSSELL A KIMBALL, JR.           Trustee of the Portfolios

--------------------------------------
        Russell A Kimball, Jr.

     */s/  EUGENE M. MANNELLA             Trustee of the Portfolios

--------------------------------------
          Eugene M. Mannella

      */s/  NORM R. NIELSEN               Trustee of the Portfolios

--------------------------------------
            Norm R. Nielsen

    */s/  JOYCE GALPERN NORDEN            Trustee of the Portfolios

--------------------------------------
         Joyce Galpern Norden

     */s/  PATRICIA L. SAWYER             Trustee of the Portfolios

--------------------------------------
          Patricia L. Sawyer

      */s/  JOHN W. WAECHTER              Trustee of the Portfolios

--------------------------------------
           John W. Waechter

      */s/  JOSEPH CARUSONE               Vice President, Treasurer and Principal
                                          Financial Officer
--------------------------------------
            Joseph Carusone



*By     /s/ DENNIS P. GALLAGHER
     ---------------------------------
            Dennis P. Gallagher
              Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT
NO.                                    DESCRIPTION
-------                                -----------
10(a)      Consent of Independent Registered Public Accounting Firm
